UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05876

LORD ABBETT SERIES FUND, INC.
(Exact name of registrant as specified in charter)

90 Hudson Street, Jersey City, NJ			07302
(Address of principal executive offices)			(Zip code)

Thomas R. Phillips, Vice President & Assistant Secretary 90 Hudson Street, Jersey City, NJ 07302
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 201-6984

Date of fiscal year end:	12/31

Date of reporting period:	12/31/07

Item 1:               Report to Shareholders.

2007

LORD ABBETT ANNUAL REPORT

Lord Abbett

Series Fund—All Value Portfolio

For the fiscal year ended December 31, 2007

Lord Abbett Series Fund — All Value Portfolio
Annual Report

For the fiscal year ended December 31, 2007

Dear Shareholders: We are pleased to provide you with this overview of the Lord Abbett Series Fund – All Value Portfolio's performance for the year ended December 31, 2007. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries by the Fund's portfolio managers.

General information about Lord Abbett mutual funds, as well as in-depth discussion of market trends and investment strategies, is also provided in Lord Abbett Insights, a newsletter accompanying your quarterly account statements. We also encourage you to call Lord Abbett at 888-522-2388 and speak to one of our professionals if you would like more information.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow
Chairman

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Q: What were the overall market conditions during the year ended December 31, 2007?

A: Despite a notable rise in volatility during the year, which included three significant corrections, the equity market, as measured by the S&P 500® Index,1 gained a total return of 5.49% in 2007. Supporting the market on the upside was the fact that, relative to other securities, namely Treasury bonds, equities were substantially undervalued. Demand was supported by ample liquidity in the financial system (M2 – a broad measure of the supply of money, including currency, checking and savings accounts – expanded at its fastest pace in four years). On the downside, a crisis in the U.S. subprime mortgage market increased the uncertainty in the market. These disparate factors created a seesaw effect in the market.

1

Like the equity market, the economy progressed at an uneven pace during 2007, growing only 0.6% in the first quarter. The pace of economic activity rebounded in the second and third quarters, delivering growth of 3.8% and 4.9%, respectively, only to moderate significantly in the fourth quarter, as banks – burdened by a deterioration in their balance sheets – tightened lending standards while a constant wave of negative news sapped both business and consumer sentiment.

Q: How did the All Value Portfolio perform during the year ended December 31, 2007?

A: The Fund returned 6.72%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the Russell 3000® Value Index,2 which returned -1.01% in the same period.

Q: What were the most significant factors affecting performance?

A: The greatest contributors to the Fund's performance relative to its benchmark for the one-year period were the financial services sector (owing to an underweight position), the materials and processing sector, and the producer durables sector.

Among the individual holdings that contributed to performance were materials and processing holdings Barrick Gold Corp. (the Fund's number-one contributor), an international gold company operating mines and development projects, The Shaw Group Inc., a provider of engineering, procurement, construction, maintenance, fabrication, manufacturing, consulting, remediation, and facilities management services, and Carpenter Technology Corp., a manufacturer of stainless steels, titanium, and specialty metal alloys; integrated oils holding ExxonMobil Corp., a worldwide operator of petroleum and petrochemicals businesses; and utilities holding AT&T Inc., a communications services provider.

The greatest detractors from the Fund's performance were the integrated oils sector (owing to an underweight position), the utilities sector, and the healthcare sector.

Among the individual holdings that detracted were financial services holdings Citigroup Inc., a provider of a broad range of financial services, and American International Group, Inc., a supplier of a variety of insurance and insurance-related services; utilities holding Comcast Corp., a developer of hybrid fiber-coaxial broadband cable; and healthcare holdings IMS Health Inc., a pharmaceutical manufacturer information partner, and Amgen Inc., a manufacturer of human therapeutics based on cellular and molecular biology.

The Fund's portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

2

A prospectus contains important information about a fund, including its investment objectives, risks, charges, and ongoing expenses, which an investor should carefully consider before investing. To obtain a prospectus on any Lord Abbett mutual fund, please contact your investment professional or Lord Abbett Distributor LLC at 888-522-2388 or visit our Website at www.lordabbett.com. Read the prospectus carefully before investing.

1  The S&P 500® Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

2  The Russell 3000® Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index also are members of either the Russell 1000® Value or the Russell 2000® Value indexes.

Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end by calling Lord Abbett at 888-522-2388 or referring to our Website at www.lordabbett.com.

During certain periods shown, expense reimbursements were in place. Without such expense reimbursements, the Fund's returns would have been lower.

The views of the Fund's management and the portfolio holdings described in this report are as of December 31, 2007; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund's prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks, including possible loss of principal amount invested.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell 3000® Value Index and the S&P 500/Citigroup Value Index, assuming reinvestment of all dividends and distributions. The Fund's shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Return for the
Periods Ended December 31, 2007

	1 Year	Life of Class
Class VC2	6.72%	14.70%

1 Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index is not necessarily representative of the Fund's performance. Performance for each index begins on April 30, 2003.

2 The Class VC shares were first offered on April 30, 2003.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund's services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 through December 31, 2007).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses Paid During the Period 7/1/07 – 12/31/07" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period†
	7/1/07	12/31/07	7/1/07 - 12/31/07
Class VC
Actual	$1,000.00	$993.10	$5.78
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.41	$5.85

†  Expenses are equal to the Fund's annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2007

Sector*	%**
Auto & Transportation	3.63%
Consumer Discretionary	6.05%
Consumer Staples	7.15%
Financial Services	12.24%
Healthcare	12.90%
Integrated Oils	4.45%
Materials & Processing	15.63%
Other	7.07%
Other Energy	4.64%
Producer Durables	3.93%
Technology	10.33%
Utilities	9.01%
Short-Term Investment	2.97%
Total	100.00%

  *  A sector may comprise several industries.

**  Represents percent of total investments.

6

Schedule of Investments

December 31, 2007

Investments	Shares	Value (000)
COMMON STOCKS 97.56%
Aerospace 1.61%
Alliant Techsystems Inc.*	8,500	$967
Curtiss-Wright Corp.	9,100	457
Moog Inc., Class A*	4,750	217
Total		1,641
Air Transportation 0.28%
Bristow Group Inc.*	5,100	289
Auto Components 1.83%
Gentex Corp.	1,000	18
Oshkosh Truck Corp.	39,000	1,843
Total		1,861
Auto Parts: Original Equipment 0.59%
Autoliv, Inc. (Sweden)(a)	11,400	601
Banks 2.78%
Commerce Bancshares, Inc.	8,250	370
Cullen/Frost Bankers, Inc.	40,100	2,031
PNC Financial Services Group, Inc. (The)	6,500	427
Total		2,828
Beverage: Distillers 0.53%
Brown-Forman Corp.	7,300	541
Beverage: Soft Drinks 3.11%
Coca-Cola Co. (The)	20,300	1,246
Coca-Cola Enterprises Inc.	34,600	901
PepsiCo, Inc.	13,400	1,017
Total		3,164
Biotechnology Research & Production 1.51%
Amgen, Inc.*	33,000	1,533
Chemicals 4.57%
Albemarle Corp.	4,900	202
Cabot Corp.	7,800	260
Cytec Industries Inc.	25,900	1,595

Investments	Shares	Value (000)
Dow Chemical Co. (The)	13,100	$516
Eastman Chemical Co.	5,000	305
Hercules Inc.	12,000	232
Praxair, Inc.	10,275	911
Rohm & Haas Co.	11,900	632
Total		4,653
Communications Technology 4.91%
Anixter International Inc.*	20,600	1,283
Cisco Systems, Inc.*	21,300	577
Corning Inc.	79,700	1,912
JDS Uniphase Corp.*	32,400	431
McAfee, Inc.*	21,200	795
Total		4,998
Computer Services, Software & Systems 0.81%
Cadence Design Systems, Inc.*	48,200	820
Computer Technology 1.91%
Intermec, Inc.*	7,800	158
Sun Microsystems, Inc.*	52,950	960
Zebra Technologies Corp., Class A*	23,800	826
Total		1,944
Consumer Products 1.22%
International Flavors & Fragrances Inc.	25,700	1,237
Containers & Packaging: Metal & Glass 0.74%
AptarGroup, Inc. (United Kingdom)(a)	12,400	507
Silgan Holdings Inc.	4,700	244
Total		751
Containers & Packaging: Paper & Plastic 1.60%
Pactiv Corp.*	35,800	953
Sonoco Products Co.	20,500	670
Total		1,623

See Notes to Financial Statements.
7

Schedule of Investments (continued)

December 31, 2007

Investments	Shares	Value (000)
Diversified Financial Services 2.31%
Bank of New York Mellon Corp. (The)	48,287	$2,354
Diversified Manufacturing 1.68%
Ball Corp.	13,500	608
Hexcel Corp.*	18,800	456
Olin Corp.	33,400	646
Total		1,710
Drug & Grocery Store Chains 1.20%
Kroger Co. (The)	45,800	1,223
Drugs & Pharmaceuticals 8.77%
Abbott Laboratories	52,500	2,948
Eli Lilly & Co.	30,500	1,628
Mylan Laboratories Inc.	36,500	513
Onyx Pharmaceuticals, Inc.*	13,900	773
Schering-Plough Corp.	66,530	1,772
Teva Pharmaceutical Industries Ltd. ADR	27,700	1,287
Total		8,921
Electrical Equipment & Components 1.19%
AMETEK, Inc.	9,550	448
Emerson Electric Co.	13,400	759
Total		1,207
Electronics: Technology 1.60%
General Dynamics Corp.	18,300	1,629
Engineering & Contracting Services 0.46%
URS Corp.*	8,700	473
Financial: Miscellaneous 2.68%
Berkshire Hathaway Inc., Class B*	575	2,723
Foods 0.59%
Smithfield Foods, Inc.*	20,700	599
Gold 2.18%
Barrick Gold Corp. (Canada)(a)	52,800	2,220

Investments	Shares	Value (000)
Healthcare Facilities 2.52%
DaVita Inc.*	26,200	$1,476
Quest Diagnostics Inc.	20,600	1,090
Total		2,566
Identification Control & Filter Devices 0.64%
IDEX Corp.	18,050	652
Insurance: Multi-Line 2.39%
Aon Corp.	24,200	1,154
Hartford Financial Group, Inc. (The)	14,700	1,282
Total		2,436
Insurance: Property-Casualty 1.68%
Chubb Corp. (The)	17,400	950
HCC Insurance Holdings, Inc.	18,800	539
W.R. Berkley Corp.	7,500	224
Total		1,713
Machinery: Industrial/Specialty 0.51%
Kennametal Inc.	13,600	515
Machinery: Oil Well Equipment & Services 1.60%
CARBO Ceramics Inc.	7,200	268
Exterran Holdings, Inc.*	1,772	145
Halliburton Co.	26,000	986
Superior Energy Services, Inc.*	6,800	234
Total		1,633
Medical & Dental Instruments & Supplies 0.18%
Patterson Cos., Inc.*	5,300	180
Metal Fabricating 1.61%
Quanex Corp.	31,650	1,643
Milling: Fruit & Grain Processing 1.51%
Archer Daniels Midland Co.	33,000	1,532

See Notes to Financial Statements.
8

Schedule of Investments (continued)

December 31, 2007

Investments	Shares	Value (000)
Miscellaneous: Consumer Staples 0.78%
Diageo plc ADR	9,200	$790
Miscellaneous: Materials & Processing 0.20%
Rogers Corp.*	4,690	203
Multi-Sector Companies 7.11%
Carlisle Cos., Inc.	52,800	1,955
Eaton Corp.	4,470	433
Fortune Brands, Inc.	5,700	413
General Electric Co.	94,100	3,488
Honeywell International Inc.	15,300	942
Total		7,231
Oil: Crude Producers 2.52%
Apache Corp.	3,000	323
Chesapeake Energy Corp.	25,800	1,011
Forest Oil Corp.*	8,500	432
Range Resources Corp.	15,500	796
Total		2,562
Oil: Integrated Domestic 0.55%
EnCana Corp. (Canada)(a)	8,200	557
Oil: Integrated International 3.92%
Chevron Corp.	2,900	271
ExxonMobil Corp.	39,700	3,719
Total		3,990
Publishing: Miscellaneous 1.27%
Meredith Corp.	4,700	258
R.R. Donnelley & Sons Co.	27,300	1,030
Total		1,288
Railroads 0.95%
Burlington Northern Santa Fe Corp.	11,600	965
Rental & Leasing Services: Commercial 0.46%
GATX Financial Corp.	12,800	470

Investments	Shares	Value (000)
Retail 3.13%
Costco Wholesale Corp.	21,100	$1,472
Kohl's Corp.*	19,800	907
Macy's, Inc.	16,574	429
Target Corp.	7,600	380
Total		3,188
Scientific Equipment & Supplies 1.15%
Applera Corp.-Applied Biosystems Group**	34,600	1,174
Soaps & Household Chemicals 0.98%
Procter & Gamble Co. (The)	13,609	999
Steel 1.16%
Carpenter Technology Corp.	15,700	1,180
Textiles Apparel Manufacturers 0.47%
VF Corp.	7,000	481
Utilities: Electrical 2.74%
CMS Energy Corp.	24,540	427
PG&E Corp.	7,400	319
PNM Resources, Inc.	8,700	187
Southern Co. (The)	31,600	1,225
Wisconsin Energy Corp.	13,000	633
Total		2,791
Utilities: Gas Distributors 2.83%
AGL Resources Inc.	11,500	433
Nicor Inc.	8,100	343
Spectra Energy Corp.	36,300	937
UGI Corp.	42,800	1,166
Total		2,879
Utilities: Gas Pipelines 0.55%
El Paso Corp.	32,200	555

See Notes to Financial Statements.
9

Schedule of Investments (concluded)

December 31, 2007

Investments	Shares	Value (000)
Utilities: Telecommunications 3.49%
AT&T, Inc.	78,400	$3,258
Verizon Communications, Inc.	6,600	289
Total		3,547
Total Common Stocks (cost $90,859,318)		99,263
	Principal Amount (000)
SHORT-TERM INVESTMENT 2.99%
Repurchase Agreement
Repurchase Agreement dated 12/31/2007, 3.38% due 1/2/2008 with State Street Bank & Trust Co. collateralized by $5,000,000 of U.S. Treasury Notes at 8.875% due 2/15/2019; value: $7,169,118; proceeds: $3,042,697 (cost $3,042,126)	$3,042	$3,042
Total Investments in Securities 100.55% (cost $93,901,444)		102,305
Liabilities in Excess of Other Assets (0.55%)		(558)
Net Assets 100.00%		$101,747

  ADR  American Depositary Receipt.

  *  Non-income producing security.

  **  Tracking Stock. A security issued by a parent company that tracks the performance of a particular division.

  (a)  Foreign security traded in U.S. Dollars.

Industry classifications have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.
10

Statement of Assets and Liabilities

December 31, 2007

ASSETS:
Investment in securities, at value (cost $93,901,444)	$102,304,842
Receivables:
Investment securities sold	105,973
Interest and dividends	93,628
Capital shares sold	42,384
From advisor (See Note 3)	11,970
Prepaid expenses	1,071
Total assets	102,559,868
LIABILITIES:
Payables:
Investment securities purchased	599,748
Management fee	61,806
Capital shares reacquired	26,661
Directors' fees	4,211
Fund administration	3,296
Accrued expenses and other liabilities	117,287
Total liabilities	813,009
NET ASSETS	$101,746,859
COMPOSITION OF NET ASSETS:
Paid-in capital	$92,770,041
Distributions in excess of net investment income	(2,656)
Accumulated net realized gain on investments	576,076
Net unrealized appreciation on investments	8,403,398
Net Assets	$101,746,859
Outstanding shares (50 million shares of common stock authorized, .001 $par value)	6,041,684
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$16.84

See Notes to Financial Statements.
11

Statement of Operations

For the Year Ended December 31, 2007

Investment income:
Dividends (net of foreign witholding taxes of $11,408)	$1,369,745
Interest	182,751
Total investment income	1,552,496
Expenses:
Management fee	683,233
Shareholder servicing	326,523
Fund administration	36,439
Professional	36,161
Reports to shareholders	26,082
Custody	15,406
Directors' fees	3,323
Other	934
Gross expenses	1,128,101
Expense reductions (See Note 7)	(2,385)
Expenses assumed by advisor (See Note 3)	(78,150)
Net expenses	1,047,566
Net investment income	504,930
Net realized and unrealized gain:
Net realized gain on investments	3,222,985
Net change in unrealized appreciation on investments	1,737,266
Net realized and unrealized gain	4,960,251
Net Increase in Net Assets Resulting From Operations	$5,465,181

See Notes to Financial Statements.
12

Statements of Changes in Net Assets

INCREASE IN NET ASSETS	For The Year Ended December 31, 2007	For The Year Ended December 31, 2006
Operations:
Net investment income	$504,930	$418,029
Net realized gain on investments	3,222,985	2,722,185
Net change in unrealized appreciation on investments	1,737,266	4,750,311
Net increase in net assets resulting from operations	5,465,181	7,890,525
Distributions to shareholders from:
Net investment income	(510,921)	(417,910)
Net realized gain	(3,824,739)	(1,839,666)
Total distributions to shareholders	(4,335,660)	(2,257,576)
Capital share transactions (See Note 10):
Proceeds from sales of shares	28,165,116	50,173,884
Reinvestment of distributions	4,335,657	2,257,576
Cost of shares reacquired	(7,823,879)	(16,401,072)
Net increase in net assets resulting from capital share transactions	24,676,894	36,030,388
Net increase in net assets	25,806,415	41,663,337
NET ASSETS:
Beginning of year	$75,940,444	$34,277,107
End of year	$101,746,859	$75,940,444
Undistributed (distributions in excess of) net investment income	$(2,656)	$3,834

See Notes to Financial Statements.
13

Financial Highlights

	Year Ended 12/31				4/30/2003(c) to
	2007	2006	2005	2004	12/31/2003
Per Share Operating Performance
Net asset value, beginning of period	$16.48	$14.82	$13.95	$12.10	$10.00
Investment operations:
Net investment income(a)	.10	.11	.09	.13	.04
Net realized and unrealized gain	1.01	2.06	.88	1.77	2.48
Total from investment operations	1.11	2.17	.97	1.90	2.52
Distributions to shareholders from:
Net investment income	(.09)	(.09)	(.05)	(.05)	(.04)
Net realized gain	(.66)	(.42)	(.05)	– (e)	(.38)
Total distributions	(.75)	(.51)	(.10)	(.05)	(.42)
Net asset value, end of period	$16.84	$16.48	$14.82	$13.95	$12.10
Total Return(b)	6.72%	14.64%	6.95%	15.71%	25.33	%(d)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	1.15%	1.15%	1.14%	1.14%	.77	%(d)
Expenses, including expense reductions and expenses assumed	1.15%	1.15%	1.14%	1.14%	.77	%(d)
Expenses, excluding expense reductions and expenses assumed	1.24%	1.30%	1.75%	3.06%	22.10	%(d)
Net investment income	.55%	.69%	.66%	.99%	.35	%(d)
Supplemental Data:
Net assets, end of period (000)	$101,747	$75,940	$34,277	$6,457	$251
Portfolio turnover rate	62.96%	59.92%	34.89%	19.19%	29.69	%(d)

(a) Calculated using average shares outstanding during the period.

(b) Total return assumes the reinvestment of all distributions.

(c) Commencement of operations.

(d) Not annualized.

(e) Amount is less than $.01.

See Notes to Financial Statements.
14

Notes to Financial Statements

1. ORGANIZATION

Lord Abbett Series Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company, incorporated under Maryland law in 1989. The Company consists of eight separate portfolios. This report covers All Value Portfolio (the "Fund"). The Fund is diversified as defined under the Act.

The investment objective of the Fund is long-term growth of capital and income without excessive fluctuations in market value. The Fund offers Variable Contract class shares ("Class VC Shares") which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts issued by life insurance and insurance-related companies.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. SIGNIFICANT ACCOUNTING POLICIES

(a)  Investment Valuation–Securities traded on any recognized U.S. or non-U.S. exchange or on NASDAQ, Inc. are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b)  Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)  Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

(d)  Federal Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

(e)  Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis.

15

Notes to Financial Statements (continued)

(f)  Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fees

The Company has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investment portfolio.

The management fee is based on the Fund's average daily net assets at the following annual rates:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

For the fiscal year ended December 31, 2007, the effective management fee paid to Lord Abbett was at an annualized rate of .75% of the Fund's average daily net assets.

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets.

For the period January 1, 2007, through April 30, 2008, Lord Abbett has contractually agreed to reimburse the Fund to the extent necessary, so that the Fund's expenses (excluding management fee) do not exceed an annual rate of .40% of average daily net assets.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the Fund's average daily net asset value ("NAV") of the Class VC Shares held in the insurance company's separate account to service and maintain the Variable Contract owners' accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the year ended December 31, 2007, the Fund incurred expenses of $318,842 for such services arrangements, which have been included in Shareholder Servicing Expense on the Statement of Operations.

Two Directors and certain of the Company's officers have an interest in Lord Abbett.

16

Notes to Financial Statements (continued)

4. DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2007 and 2006 are as follows:

	12/31/2007	12/31/2006
Distributions paid from:
Ordinary income	$1,091,544	$1,210,765
Net long-term capital gains	3,244,116	1,046,811
Total distributions paid	$4,335,660	$2,257,576

As of December 31, 2007, the components of accumulated earnings on a tax-basis are as follows:

Undistributed ordinary income - net	$1,555
Undistributed long-term capital gains	590,046
Total undistributed earnings	$591,601
Temporary differences	(4,211)
Unrealized gains - net	8,389,428
Total accumulated earnings - net	$8,976,818

As of December 31, 2007, the aggregate unrealized security gains and losses based on cost for U.S. Federal income tax purposes are as follows:

Tax cost	$93,915,414
Gross unrealized gain	11,052,446
Gross unrealized loss	(2,663,018)
Net unrealized security gain	$8,389,428

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales.

17

Notes to Financial Statements (continued)

Permanent items identified during the fiscal year ended December 31, 2007 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Gain
$(499)	$499

The permanent difference is attributable to the tax treatment of distributions paid.

5. PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2007 are as follows:

Purchases	Sales
$73,895,507	$55,053,514

There were no purchases or sales of U.S. Government securities during the fiscal year ended December 31, 2007.

6. DIRECTORS' REMUNERATION

The Company's officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity- based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, Directors' fees. The deferred amounts are treated as though equivalent dollar amounts have been invested proportionately in the funds. Such amounts and earnings accrued thereon are included in Directors' fees on the Statement of Operations and in Directors' fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. Federal income tax purposes until such amounts are paid.

7. EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

8. CUSTODIAN AND ACCOUNTING AGENT

State Street Bank & Trust Company ("SSB") is the Fund's custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund's NAV.

9. INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in equity securities. The value of an investment will fluctuate in response to movements in the stock

18

Notes to Financial Statements (concluded)

market in general and to the changing prospects of individual companies in which the Fund invests. Large company value stocks, in which the Fund invests a significant portion of its assets, may perform differently than the market as a whole and other types of stocks, such as mid-sized or small-company stocks and growth stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. Mid-cap and small-cap company stocks in which the Fund may invest may be more volatile and less liquid than large-cap stocks. The market may fail to recognize the intrinsic value of a particular value stock for a long time. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

These factors can affect the Fund's performance.

10. SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock are as follows:

	Year Ended December 31, 2007	Year Ended December 31, 2006
Shares sold	1,626,605	3,138,034
Reinvestment of distributions	255,791	137,072
Shares reacquired	(449,047)	(979,890)
Increase	1,433,349	2,295,216

11. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. Effective June 29, 2007, the Fund has adopted FIN 48. The adoption of FIN 48 has not resulted in a material impact on the Fund's net assets, results of operations and financial statement disclosures. The Fund files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Fund's tax returns remain open for examination for the years ended December 31, 2004 through December 31, 2007.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

19

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
Lord Abbett Series Fund, Inc. — All Value Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Lord Abbett Series Fund, Inc. – All Value Portfolio (the "Fund"), as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Series Fund, Inc. – All Value Portfolio as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 14, 2008

20

Basic Information About Management

The Board of Directors (the "Board") is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Company's investment adviser.

Interested Directors

The following Directors are Partners of Lord Abbett and are "interested persons" of the Company as defined in the Act. Mr. Dow and Ms. Foster are officers, directors, or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 51 portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1995; and Chairman since 1996	Senior Partner since 2007 and Chief Executive Officer of Lord Abbett since 1996; formerly Managing Partner of Lord Abbett (1996 - 2007).	N/A

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director since 2006	Managing Partner since 2007; formerly Director of Marketing and Client Service of Lord Abbett (1990 - 2007).	N/A

Independent Directors

The following independent or outside Directors ("Independent Directors") are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 51 portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994	Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000); Acting Chief Executive Officer of Courtroom Television Network (1997 - 1998); President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 - 1997).	Currently serves as director of Crane Co. and Huttig Building Products Inc.

21

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
William H.T. Bush Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Director since 1998	Co-founder and Chairman of the Board of the financial advisory firm of Bush-O'Donnell & Company (since 1986).	Currently serves as director of WellPoint, Inc. (since 2002).

Robert B. Calhoun, Jr. c/o Legal Dept. Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Managing Director of Monitor Clipper Partners (since 1997) and President of Clipper Asset Management Corp. (since 1991), both private equity investment funds.	Currently serves as director of Avondale, Inc. and Interstate Bakeries Corp.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Owner and CEO of The Hill Company, a business consulting firm (since 1998); Founder, President and Owner of the Hiram-Hill and Hillsdale Development Company, a residential real estate development firm (1998 - 2000).	Currently serves as director of WellPoint, Inc. since 1994 and Lend Lease Corporation Limited since 2005.

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Advisor of One Equity Partners, a private equity firm (since 2004); Chief Executive Officer of Houlihan Lokey Howard & Zukin, an investment bank (2002 - 2003); Chairman of Warburg Dillon Read, an investment bank (1999 - 2001); Global Head of Corporate Finance of SBC Warburg Dillon Read (1997 - 1999); Chief Executive Officer of Dillon, Read & Co. (1994 - 1997).	Currently serves as director of Molson Coors Brewing Company.

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1989	Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996); President of Spencer Stuart (1979 - 1996).	Currently serves as director of Ace, Ltd. (since 1997) and Hewitt Associates, Inc.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	CEO of Tullis-Dickerson and Co. Inc, a venture capital management firm (since 1990).	Currently serves as director of Crane Co. (since 1998).

22

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1995	Senior Partner since 2007 and Chief Executive Officer of Lord Abbett since 1996; formerly Managing Partner of Lord Abbett (1996 - 2007).

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner since 2007; formerly Director of Marketing and Client Service of Lord Abbett (1990 - 2007).

Sholom Dinsky* (1944)	Executive Vice President	Elected in 2003	Partner and Investment Manager, joined Lord Abbett in 2000.

Robert P. Fetch (1953)	Executive Vice President	Elected in 2003	Partner and Senior Investment Manager, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director of Large Cap Core Equity, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2007	Partner and Chief Investment Officer; formerly Director of Taxable Fixed Income Management, joined Lord Abbett in 1997.

Howard E. Hansen (1961)	Executive Vice President	Elected in 1999	Partner and Investment Manager, joined Lord Abbett in 1995.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Investment Manager, joined Lord Abbett in 2003; formerly Director and Portfolio Manager at Warburg Pincus Asset Management and Credit Suisse Asset Management (2002 - 2003); prior thereto Associate Portfolio Manager of Credit Suisse Asset Management.

* Effective March 31, 2008, Mr. Dinsky will retire from Lord Abbett.

23

Basic Information About Management (continued)

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
Frederick Ruvkun (1957)	Executive Vice President	Elected in 2006	Investment Manager, joined Lord Abbett in 2006; formerly served as Managing Director and Leader of the Small Cap Growth Team and a Portfolio Manager of SMID Growth Assets at J & W Seligman & Company.

Eli M. Salzmann (1964)	Executive Vice President	Elected in 1999	Partner and Director of Large Cap Value Equity Management, joined Lord Abbett in 1997.

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director of High Yield & Convertible Management, joined Lord Abbett in 1987.

Edward K. von der Linde (1960)	Executive Vice President	Elected in 1999	Partner and Investment Manager, joined Lord Abbett in 1988.

Eileen K. Banko (1967)	Vice President	Elected in 1999	Equity Analyst, joined Lord Abbett in 1990.

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

David G. Builder (1954)	Vice President	Elected in 1999	Equity Analyst, joined Lord Abbett in 1998.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004; Managing Director and Associate General Counsel at New York Life Investment Management LLC (2002 - 2003); attorney at Dechert LLP (2000 - 2002).

Michael S. Goldstein (1968)	Vice President	Elected in 1999	Partner and Investment Manager, joined Lord Abbett in 1997.

Gerard S. E. Heffernan, Jr. (1963)	Executive Vice President	Elected in 2003	Partner and Investment Manager, joined Lord Abbett in 1998.

Ellen G. Itskovitz (1957)	Vice President	Elected in 2001	Partner and Senior Research Analyst, joined Lord Abbett in 1998.

24

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Maren Lindstrom (1962)	Vice President	Elected in 2001	Partner and Investment Manager, joined Lord Abbett in 2000.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director of Equity Trading, joined Lord Abbett in 1983.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Senior Deputy General Counsel; joined Lord Abbett in 2007; formerly, Executive Vice President and General Counsel at Cohen & Steers Capital Management, Inc.

Paul J. Volovich (1973)	Vice President	Elected in 2005	Investment Manager, joined Lord Abbett in 1997.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Director of Fund Administration, joined Lord Abbett in 2003; formerly Vice President, Lazard Asset Management LLC.

Please call 888-522-2388 for a copy of the Statement of Additional Information (SAI), which contains further information about the Company's Directors. It is available free upon request.

25

Approval of Advisory Contract

At meetings held on December 12 and 13, 2007, the Board, including all of the Directors who are not interested persons of the Fund or Lord Abbett, considered whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. The Board also took into account its familiarity with Lord Abbett gained through its previous meetings and discussions, and the examination of the portfolio management team conducted by members of the Contracts Committee during the year.

The materials received by the Board included, but were not limited to, (1) information provided by Lipper Analytical Services, Inc. regarding the investment performance of the Fund compared to the investment performance of one or more groups of funds with substantially similar investment objectives (the "performance universe") and to the investment performance of an appropriate securities index (if such an index existed), for various time periods each ended September 30, 2007, (2) information on the effective management fee rates and expense ratios for one or more groups of funds with similar objectives and of similar size (the "peer expense group"), (3) sales and redemption information for the Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of the Fund, and (7) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett's commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance and Compliance. The Board reviewed the Fund's investment performance in relation to that of the performance universe, both in terms of total return and in terms of other statistical measures. The Board observed that the investment performance of the Fund was in the first quintile of its peer group for the nine-month period and in the second quintile for the one-year and three-year periods. The Board also observed that the Fund's investment performance was above that of the Lipper VUF Multi-Cap Value Index for the each of those periods. The Board also noted that the Fund's investment objective, strategy, and investment team were identical to those of the Lord Abbett All Value Fund and that the All Value Fund was in the third quintile of its performance universe for the five-year period and in the first quintile for the ten-year period, below the relevant Lipper index for the five-year period and above that of the Index for the ten-year period.

26

Lord Abbett's Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover rates of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett's supervision of third party service providers, including the Fund's transfer agent and custodian.

Expenses. The Board considered the expense levels of the Fund and the expense levels of the peer expense group. It also considered the amount and nature of the fees paid by shareholders. The Board noted that it and Lord Abbett had agreed to an expense reimbursement agreement for the Fund that limited all expenses other than management fees to not more than 0.40% and that Lord Abbett proposed to enter into a new expense reimbursement agreement with the same terms. The Board also observed that Lord Abbett had made additional voluntary reimbursements that had reduced the total expense ratio to 1.15%. The Board observed that the Fund's contractual and actual management and administrative services fees were approximately eight basis points above the median of the peer group. The Board observed that at September 30, 2007 the Fund's total expense ratio was approximately nine basis points above the median of the peer group.

Profitability. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board recognized that Lord Abbett's profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board noted that Lord Abbett's profitability had increased in recent years, in part due to an increase in assets under management, but concluded that Lord Abbett's profitability overall and as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing advisory fee schedule, with its breakpoints in the level of the advisory fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services

27

other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that Lord Abbett Distributor receives 12b-1 fees from the certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees from the Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. The Board observed that, in addition, Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectuses of the Funds, has entered into revenue sharing arrangements with certain entities that distribute shares of the Funds.

Alternative Arrangements. The Board considered whether, instead of approving the continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

28

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund's Prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Record

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund's portfolio securities, and information on how Lord Abbett voted each Fund's proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett's website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

Tax Information

For corporate shareholders, 83.86% of the ordinary income distributions paid by the Fund during the fiscal year ended December 31, 2007 qualified for the dividends received deduction.

Additionally, of the distributions paid to shareholders during the fiscal year ended December 31, 2007, $3,244,116 represents long-term capital gains.

29

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LASFAV-2-1207

(02/08)

Lord Abbett Series Fund, Inc.
All Value Portfolio

This report, when not used for the general information
of shareholders of the Fund, is to be distributed only if
preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by

LORD ABBETT DISTRIBUTOR LLC.

2007

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—America's Value Portfolio

For the fiscal year ended December 31, 2007

Lord Abbett Series Fund — America's Value Portfolio

Annual Report

For the fiscal year ended December 31, 2007

Dear Shareholders: We are pleased to provide you with this overview of the Lord Abbett Series Fund – America's Value Portfolio's performance for the year ended December 31, 2007. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries by the Fund's portfolio managers.

General information about Lord Abbett mutual funds, as well as in-depth discussion of market trends and investment strategies, is also provided in Lord Abbett Insights, a newsletter accompanying your quarterly account statements. We also encourage you to call Lord Abbett at 888-522-2388 and speak to one of our professionals if you would like more information.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow
Chairman

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Q: What were the overall market conditions during the year ended December 31, 2007?

A: Despite a notable rise in volatility during the year, which included three significant corrections, the equity market, as measured by the S&P 500® Index,1 gained a total return of 5.49% in 2007. Supporting the market on the upside was the fact that, relative to other securities, namely Treasury bonds, equities were substantially undervalued. Demand was supported by ample liquidity in the financial system (M2 – a broad measure of the supply of money, including currency, checking and savings accounts – expanded at its fastest pace in four years). On the downside, a crisis in the U.S. subprime mortgage market increased the uncertainty in the market. These disparate

1

factors created a seesaw effect in the market.

Like the equity market, the economy progressed at an uneven pace during 2007, growing only 0.6% in the first quarter. The pace of economic activity rebounded in the second and third quarters, delivering growth of 3.8% and 4.9%, respectively, only to moderate significantly in the fourth quarter, as banks – burdened by a deterioration in their balance sheets – tightened lending standards while a constant wave of negative news sapped both business and consumer sentiment.

Q: How did the America's Value Portfolio perform during the year ended December 31, 2007?

A: The Fund returned 3.16%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the S&P 500 Index, which returned 5.49% in the same period.

Note: Lord Abbett America's Value Portfolio is not a balanced fund and has the capability to adjust equity and fixed- income allocations, based on relative value in the market and the investment team's proprietary fundamental research.

Q: What were the most significant factors affecting performance?

Equity Portion

A: The most significant detractors from the Fund's performance relative to its benchmark for the one-year period were the consumer discretionary sector (owing to an overweight position), the information technology sector (owing to an underweight position), and the healthcare sector.

Among the individual holdings that detracted from performance were consumer discretionary holdings OfficeMax Inc. (the Fund's number-one detractor), a retailer of office products, and Idearc Inc., a publisher of directories; healthcare holding Mylan Laboratories Inc., a developer of generic and branded pharmaceutical products; materials holding AbitibiBowater, Inc., a manufacturer of newsprint, coated and uncoated groundwood papers, bleached kraft pulp, and lumber products; and utilities holding NiSource Inc., a natural gas and electricity company.

The greatest contributors to the Fund's performance were the financials sector and the energy sector.

Among the individual holdings that contributed to performance were materials holding Monsanto Co. (the Fund's number-one contributor), a provider of technology-based solutions and agricultural products for growers and downstream customers in the agricultural markets; energy holdings GlobalSantaFe Corp., an oil field service company (which recently merged with offshore drilling company, Transocean), EOG Resources, Inc., an oil and gas company, and Chevron Corp., an integrated energy

2

company; and utilities holding AT&T Inc., a nationwide telecommunications provider.

Bond Portion

A: The Fund's participation in convertible securities made the greatest contribution to performance, followed by the high-grade investment bond market and the high-yield bond market.

Detracting from performance in the convertible securities market were multi-line insurance holding XL Capital Ltd., a liability and property insurance company; telecommunications/integrated services holding Qwest Communications International Inc., a provider of broadband Internet-based data, voice, and image communications; insurance and financial services provider MetLife, Inc. (only 0.08% of portfolio; therefore, impact on performance was minimal); pharmaceuticals holding Schering-Plough Corp., a pharmaceutical company that discovers and markets new therapies and treatment programs; and health services holding Amgen Inc., a developer of human therapeutics based on cellular and molecular biology.

Among the individual holdings within the convertible securities market that contributed to performance were support services holding FTI Consulting Inc., a provider of forensic and litigation consulting, corporate finance, economic consulting, and technology services; aerospace/defense holding EDO Corp. (no longer in portfolio), a designer of advanced electronic, information, and electro-mechanical systems; railroads holding CSX Corp. (no longer in portfolio), a freight transportation company; integrated energy holding Devon Energy Corp., an oil and gas property acquisition, exploration, and production company; and hotels holding Hilton Hotels Corp. (no longer in portfolio), a global lodging company.

The portfolio's holdings in the investment-grade bond market were all profitable in the period and consisted primarily of Federal National Mortgage Association bonds.

The greatest detractors from the Fund's performance in the high-yield bond sector were media and cable holding CCH I Holdings LLC (an indirect subsidiary of Charter Communications, Inc.), a broadband communications company; forestry/paper holding AbitibiBowater, Inc., a manufacturer of paper and lumber products; steel producer/products holding Algoma Acquisition Corp. (only 0.03% of portfolio; therefore, impact on performance was minimal), a sheet steel provider (a subsidiary of Essar Steel Holdings Ltd., which acquired Algoma Steel in June 2007); telecommunications/integrated services holding Intelsat Bermuda Ltd., a provider of satellite communications; and food

3

and drug retailers holding Rite Aid Corp., an operator of a retail drug store chain.

Among the individual holdings within the high-yield bond market that contributed to performance were chemical holding Lyondell Chemical Co. (no longer in portfolio), a manufacturer of intermediate and performance chemicals and derivatives; telecommunications holding Dobson Communications Corp. (no longer in portfolio), a wireless telecommunications provider recently acquired by AT&T; materials and processing holding Freeport-McMoRan Copper & Gold, Inc., a miner and miller of copper, gold, and silver; media/broadcast holding Barrington Broadcasting Group, a group of 21 television stations; and restaurants holding Landry's Restaurants, Inc., a casual dining and entertainment company.

The Fund's portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

A prospectus contains important information about a fund, including its investment objectives, risks, charges, and ongoing expenses, which an investor should carefully consider before investing. To obtain a prospectus on any Lord Abbett mutual fund, please contact your investment professional or Lord Abbett Distributor LLC at 888-522-2388 or visit our Website at www.lordabbett.com. Read the prospectus carefully before investing.

1  The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end by calling Lord Abbett at 888-522-2388 or referring to our Website at www.lordabbett.com.

During certain periods shown, expense reimbursements were in place. Without such expense reimbursements, the Fund's returns would have been lower.

The views of the Fund's management and the portfolio holdings described in this report are as of December 31, 2007; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund's prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by banks, and are subject to investment risks, including possible loss of principal amount invested.

4

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the S&P 500® Index, the 65% Russell 3000® Value Index/35% Merrill Lynch High Yield Master II Index, and the 65% Russell 3000® Value Index/35% Merrill Lynch High Yield Master II Constrained Index, assuming reinvestment of all dividends and distributions. The Fund believes that the 65% Russell 3000® Value Index/35% Merrill Lynch High Yield Master II Constrained Index is a more appropriate benchmark for the Fund and therefore will remove the 65% Russell 3000® Value Index/35% Merrill Lynch High Yield Master II Index from the next Annual Report. The Fund's shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Return for the
Periods Ended December 31, 2007

	1 Year	Life of Class
Class VC2	3.16%	12.88%

1 Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index is not necessarily representative of the Fund's performance. Performance for the index begins on April 30, 2003.

2 The Class VC shares were first offered on April 30, 2003.

5

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund's services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 through December 31, 2007).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses Paid During the Period 7/1/07 – 12/31/07" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

6

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period†
	7/1/07	12/31/07	7/1/07 – 12/31/07
Class VC
Actual	$1,000.00	$957.10	$5.57
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.49	$5.75

†  Expenses are equal to the Fund's annualized expense ratio of 1.13%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2007

Sector*	%**
Consumer Discretionary	12.08%
Consumer Staples	9.77%
Energy	8.68%
Financials	18.58%
Healthcare	7.85%
Industrials	7.56%
Information Technology	1.67%
Materials	9.97%
Telecommunication Services	10.42%
Utilities	7.38%
Short-Term Investment	6.04%
Total	100.00%

  *  A sector may comprise several industries.
**  Represents percent of total investments.

7

Schedule of Investments

December 31, 2007

Investments	Shares (000)	Value
LONG-TERM INVESTMENTS 93.37%
COMMON STOCKS 56.34%
Chemicals 3.44%
Chemtura Corp.	170	$1,328,340
Eastman Chemical Co.	35	2,119,823
Monsanto Co.	9	982,872
Total		4,431,035
Commercial Banks 1.00%
Bank of America Corp.	27	1,130,524
Marshall & Ilsley Corp.	6	152,684
Total		1,283,208
Commercial Services & Supplies 2.14%
R.R. Donnelley & Sons Co.	73	2,755,020
Construction Materials 0.65%
KBR, Inc.*	21	830,320
Containers & Packaging 1.30%
Ball Corp.	37	1,674,000
Diversified Telecommunication Services 8.51%
AT&T, Inc.	88	3,673,904
EMBARQ Corp.	56	2,773,680
Verizon Communications, Inc.	32	1,389,342
Windstream Corp.	239	3,111,780
Total		10,948,706
Electric Utilities 3.60%
Ameren Corp.	55	2,965,287
Puget Energy, Inc.	31	836,615
UniSource Energy Corp.	26	823,455
Total		4,625,357
Electrical Equipment 0.98%
Hubbell, Inc., Class B	24	1,259,040

See Notes to Financial Statements.
8

Schedule of Investments (continued)

December 31, 2007

Investments	Shares (000)	Value
Energy Equipment & Services 1.74%
Halliburton Co.	59	$2,240,481
Food & Staples Retailing 0.47%
Ingles Markets, Inc.	24	604,282
Food Products 5.40%
H.J. Heinz Co.	58	2,688,768
Kellogg Co.	22	1,132,488
Kraft Foods, Inc., Class A	96	3,119,428
Total		6,940,684
Gas Utilities 2.07%
NiSource Inc.	141	2,663,490
Hotels, Restaurants & Leisure 0.38%
McDonald's Corp.	8	494,844
Household Durables 2.79%
Newell Rubbermaid, Inc.	75	1,943,588
Snap-on Inc.	34	1,644,984
Total		3,588,572
Insurance 4.79%
ACE Ltd. (Bermuda)(a)	40	2,458,844
PartnerRe Ltd. (Bermuda)(a)	21	1,700,118
Safeco Corp.	15	824,064
XL Capital Ltd., Class A (Bermuda)(a)	23	1,177,254
Total		6,160,280
Leisure Equipment & Products 0.43%
Tyco International Ltd. (Bermuda)(a)	14	559,065
Media 1.58%
Idearc Inc.	78	1,367,924
Interpublic Group of Cos., Inc. (The)*	83	670,810
Total		2,038,734
Multi-Line Retail 0.69%
Macy's, Inc.	34	886,513

See Notes to Financial Statements.
9

Schedule of Investments (continued)

December 31, 2007

Investments			Shares (000)	Value
Oil & Gas 4.89%
Chevron Corp.			28	$2,594,574
EOG Resources, Inc.			22	1,936,725
Transocean Inc. (Cayman Islands)(a)			12	1,758,598
Total				6,289,897
Paper & Forest Products 1.87%
AbitibiBowater Inc. (Canada)(a)			55	1,127,944
MeadWestvaco Corp.			41	1,273,910
Total				2,401,854
Pharmaceuticals 4.70%
Bristol-Myers Squibb Co.			102	2,694,432
Mylan Laboratories, Inc.			102	1,435,526
Pfizer Inc.			85	1,922,958
Total				6,052,916
Semiconductor Equipment & Products 0.50%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR			65	649,352
Software 0.03%
Metavante Technologies, Inc.*			2	44,821
Specialty Retail 1.03%
OfficeMax, Inc.			64	1,328,438
Trading Companies & Distributors 1.36%
Genuine Parts Co.			38	1,750,140
Total Common Stocks (cost $70,951,690)				72,501,049
	Interest Rate	Maturity Date	Principal Amount (000)
CONVERTIBLE BONDS 4.84%
Aerospace & Defense 0.26%
DRS Technologies, Inc.†	2.00%	2/1/2026	$300	327,375
Biotechnology 0.81%
Amgen Inc.	0.125%	2/1/2011	200	183,250

See Notes to Financial Statements.
10

Schedule of Investments (continued)

December 31, 2007

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Biotechnology (continued)
Cephalon, Inc.	Zero Coupon	6/15/2033	$250	$310,937
CV Therapeutics, Inc.	3.25%	8/16/2013	250	204,688
Genzyme Corp.	1.25%	12/1/2023	300	347,250
Total				1,046,125
Commercial Services & Supplies 0.26%
CRA International, Inc.	2.875%	6/15/2034	250	338,125
Diversified Consumer Services 0.33%
FTI Consulting, Inc.	3.75%	7/15/2012	200	424,500
Diversified Telecommunication Services 0.11%
Qwest Communications International, Inc.	3.50%	11/15/2025	100	133,875
Food Products 0.33%
Archer Daniels Midland Co.	0.875%	2/15/2014	350	423,938
Healthcare Providers & Services 0.36%
Five Star Quality Care, Inc.	3.75%	10/15/2026	500	457,500
Insurance 0.20%
Conseco, Inc. (Zero Coupon after 9/30/2010)(b)	3.50%	9/30/2035	300	263,625
Internet Software & Services 0.26%
Equinix, Inc.	2.50%	4/15/2012	300	339,375
IT Services 0.27%
Electronic Data Systems Corp.	3.875%	7/15/2023	350	349,563
Machinery 0.37%
Roper Industries, Inc. (Zero Coupon after 1/15/2009)(c)	1.481%	1/15/2034	600	473,250
Metals & Mining 0.34%
Newmont Mining Corp.	1.25%	7/15/2014	100	125,750
Newmont Mining Corp.†	1.25%	7/15/2014	250	314,375
Total				440,125
Oil & Gas 0.34%
Devon Energy Corp.	4.90%	8/15/2008	250	437,187

See Notes to Financial Statements.
11

Schedule of Investments (continued)

December 31, 2007

	Interest Rate	Maturity Date	Principal Amount (000)		Value
Pharmaceuticals 0.60%
Teva Pharmaceutical Finance, LLC (Israel)(a)	1.75%	2/1/2026	$500		$557,500
Wyeth	4.886%#	1/15/2024	200		212,008
Total					769,508
Total Convertible Bonds (cost $5,667,958)					6,224,071
			Shares (000)
CONVERTIBLE PREFERRED STOCKS 1.48%
Electric Utilities 0.21%
CMS Energy Corp.	4.50%		3		272,250
Energy Equipment & Services 0.49%
El Paso Corp.	4.99%		—	(d)	633,769
Insurance 0.27%
Fortis Insurance N.V. (Netherlands)†(a)	7.75%		10		165,252
MetLife Inc.	6.375%		3		91,770
XL Capital Ltd., (Cayman Islands)(a)	7.00%		5		95,100
Total					352,122
Pharmaceuticals 0.51%
Mylan Laboratories Inc.	6.50%		—	(d)	406,500
Schering-Plough Corp.	6.00%		1		242,810
Total					649,310
Total Convertible Preferred Stocks (cost $1,660,424)					1,907,451
					U.S. $ Value
FOREIGN COMMON STOCKS(e) 6.22%
Australia 1.33%
Coca-Cola Amatil Ltd.			206		1,713,820
Canada 0.54%
CI Financial Income Fund Unit			24		693,964
Germany 0.57%
Henkel KGaA			14		731,244

See Notes to Financial Statements.
12

Schedule of Investments (continued)

December 31, 2007

Investments			Shares (000)	U.S. $ Value
Greece 0.99%
National Bank of Greece S.A.			18	$1,266,728
United Kingdom 2.79%
Cadbury Schweppes plc			132	1,634,838
Kesa Electricals plc			211	978,238
Royal Bank of Scotland Group plc (The)			111	980,544
Total				3,593,620
Total Foreign Common Stocks (cost $7,140,247)				7,999,376
FOREIGN PREFERRED STOCK(e) 0.22%
Brazil
Companhia Energetica de Minas Gerais (cost $278,530)			15	275,702
	Interest Rate	Maturity Date	Principal Amount (000)	Value
GOVERNMENT SPONSORED ENTERPRISES BONDS 3.12%
Federal Home Loan Mortgage Corp. (cost $4,009,787)	5.75%	4/15/2008	$4,000	4,015,048
GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 2.40%
Federal National Mortgage Assoc.	6.00%	2/1/2034 - 4/1/2036	1,522	1,548,300
Federal National Mortgage Assoc.	6.50%	7/1/2035 - 12/1/2036	1,501	1,544,539
Total Government Sponsored Enterprises Pass-Throughs (cost $3,076,466)				3,092,839
HIGH YIELD CORPORATE BONDS 16.09%
Aerospace & Defense 0.20%
Hawker Beechcraft Corp.†	9.75%	4/1/2017	250	249,375
Auto Components 0.12%
Cooper-Standard Automotive, Inc.	8.375%	12/15/2014	100	79,750
Stanadyne Corp.	10.00%	8/15/2014	75	72,750
Total				152,500

See Notes to Financial Statements.
13

Schedule of Investments (continued)

December 31, 2007

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Automobiles 0.20%
Hertz Corp. (The)	8.875%	1/1/2014	$250	$254,688
Chemicals 0.55%
Equistar Chemicals, L.P.	7.55%	2/15/2026	200	163,000
Ineos Group Holdings plc (United Kingdom)†(a)	8.50%	2/15/2016	600	537,000
Total				700,000
Commercial Services & Supplies 0.42%
ARAMARK Corp.	8.50%	2/1/2015	225	228,937
FTI Consulting, Inc.	7.75%	10/1/2016	75	78,375
NOVA Chemicals Corp. (Canada)(a)	7.863%#	11/15/2013	250	235,000
Total				542,312
Consumer Finance 0.46%
Ford Motor Credit Co.	7.375%	10/28/2009	250	235,408
GMAC LLC	7.25%	3/2/2011	400	350,852
Total				586,260
Containers & Packaging 0.43%
Berry Plastics Group, Inc.	8.875%	9/15/2014	250	238,750
Crown Cork & Seal Co., Inc.	7.375%	12/15/2026	350	320,250
Total				559,000
Diversified Consumer Services 0.27%
Allied Waste North America, Inc.	7.25%	3/15/2015	350	350,000
Diversified Financials 1.14%
Algoma Acquisition Corp. (Canada)†(a)	9.875%	6/15/2015	50	41,250
Ashtead Capital, Inc.†	9.00%	8/15/2016	200	178,000
Ford Capital B.V. (Netherlands)(a)	9.50%	6/1/2010	500	473,750
RBS Global & Rexnord Corp.	8.875%	9/1/2016	350	334,250
RBS Global & Rexnord Corp.	9.50%	8/1/2014	100	99,500
RBS Global & Rexnord Corp.	11.75%	8/1/2016	350	343,875
Total				1,470,625
Diversified Telecommunication Services 1.74%
Cincinnati Bell, Inc.	7.00%	2/15/2015	600	570,000
Hughes Network Systems LLC	9.50%	4/15/2014	250	254,375
Intelsat Ltd. (Bermuda)(a)	6.50%	11/1/2013	250	183,125

See Notes to Financial Statements.
14

Schedule of Investments (continued)

December 31, 2007

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Diversified Telecommunication Services (continued)
Intelsat Ltd. (Bermuda)(a)	9.25%	6/15/2016	$150	$151,500
Qwest Capital Funding, Inc.	7.90%	8/15/2010	400	406,000
Syniverse Technologies Inc.	7.75%	8/15/2013	500	485,000
Windstream Corp.	7.00%	3/15/2019	200	191,500
Total				2,241,500
Electric Utilities 0.98%
AES Corp. (The)†	8.00%	10/15/2017	150	154,125
Dynegy Holdings, Inc.	8.375%	5/1/2016	250	245,625
Edison Mission Energy	7.75%	6/15/2016	500	517,500
Reliant Energy, Inc.	7.875%	6/15/2017	350	348,250
Total				1,265,500
Electrical Equipment 0.88%
Advanced Micro Devices, Inc.	7.75%	11/1/2012	250	218,125
Baldor Electric Co.	8.625%	2/15/2017	500	517,500
NXP b.v. (Netherlands)(a)	9.50%	10/15/2015	425	390,469
Total				1,126,094
Energy Equipment & Services 0.26%
El Paso Corp.	7.00%	6/15/2017	100	100,604
Hornbeck Offshore Services, Inc.	6.125%	12/1/2014	250	238,750
Total				339,354
Food & Staples Retailing 0.19%
Landry's Restaurants, Inc.	9.50%	12/15/2014	250	248,750
Food Products 0.16%
Constellation Brands Inc.	8.125%	1/15/2012	200	201,500
Healthcare Technology 0.36%
LVB Acquisition, Inc.†	10.00%	10/15/2017	450	461,250
Healthcare Equipment & Supplies 0.08%
Bausch & Lomb Inc.†	9.875%	11/1/2015	100	101,750
Healthcare Providers & Services 0.48%
Community Health Systems	8.875%	7/15/2015	150	153,562
HCA Inc.	6.25%	2/15/2013	250	220,000

See Notes to Financial Statements.
15

Schedule of Investments (continued)

December 31, 2007

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Healthcare Providers & Services (continued)
United Surgical Partners International, Inc. PIK	9.25%	5/1/2017	$250	$245,000
Total				618,562
Hotels, Restaurants & Leisure 0.16%
River Rock Entertainment Authority	9.75%	11/1/2011	20	21,000
Station Casinos, Inc.	6.50%	2/1/2014	250	188,750
Total				209,750
Industrial Conglomerates 0.47%
Ball Corp.	6.625%	3/15/2018	250	248,750
Park-Ohio Industries, Inc.	8.375%	11/15/2014	400	358,000
Total				606,750
IT Services 0.20%
SunGard Data Systems Inc.	9.125%	8/15/2013	250	255,625
Media 2.58%
Affinion Group Holdings, Inc.	11.50%	10/15/2015	350	345,188
Barrington Broadcasting Group LLC	10.50%	8/15/2014	500	518,125
CCH I Holdings LLC	11.75%	5/15/2014	500	318,750
CCH I Holdings LLC	11.00%	10/1/2015	150	123,000
Gaylord Entertainment Co.	8.00%	11/15/2013	100	100,000
General Motors Corp.	7.20%	1/15/2011	250	230,625
Idearc Inc.	8.00%	11/15/2016	500	461,250
Mediacom Broadband LLC/Corp.	8.50%	10/15/2015	250	222,812
Mediacom Communications Corp.	9.50%	1/15/2013	250	233,437
R.H. Donnelley Corp.	8.875%	1/15/2016	300	282,000
R.H. Donnelley Corp.†	8.875%	10/15/2017	225	209,250
Univision Communications Inc. PIK†	9.75%	3/15/2015	300	274,875
Total				3,319,312
Metals & Mining 0.65%
Aleris International, Inc.	10.00%	12/15/2016	150	122,250
Freeport-McMoRan Copper & Gold	8.375%	4/1/2017	425	456,875
Noranda Aluminum, Inc. PIK†	8.738%#	5/15/2015	300	253,500
Total				832,625

See Notes to Financial Statements.
16

Schedule of Investments (continued)

December 31, 2007

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Multi-Line Retail 0.16%
Rite Aid Corp.	9.375%	12/15/2015	$250	$208,750
Multi-Utilities & Unregulated Power 0.26%
Mirant Americas Generation LLC	9.125%	5/1/2031	350	329,000
Oil & Gas 0.90%
Chesapeake Energy Corp.	7.625%	7/15/2013	300	311,250
Forest Oil Corp.†	7.25%	6/15/2019	200	202,000
VeraSun Energy Corp.†	9.375%	6/1/2017	350	307,125
Williams Cos., Inc. (The)	7.875%	9/1/2021	300	334,125
Total				1,154,500
Paper & Forest Products 0.68%
AbitibiBowater, Inc.	6.50%	6/15/2013	200	148,000
Abitibi-Consolidated, Inc. (Canada)(a)	8.55%	8/1/2010	350	308,000
Buckeye Technologies, Inc.	8.00%	10/15/2010	173	172,135
Graphic Packaging International Corp.	9.50%	8/15/2013	250	248,125
Total				876,260
Pharmaceuticals 0.10%
Warner Chilcott Corp.	8.75%	2/1/2015	120	124,200
Real Estate 0.13%
Host Marriott L.P.	6.375%	3/15/2015	175	171,500
Semiconductors & Semiconductor Equipment 0.38%
Freescale Semiconductor, Inc.	8.875%	12/15/2014	550	493,625
Specialty Retail 0.18%
Brookstone, Inc.	12.00%	10/15/2012	250	234,375
Textiles & Apparel 0.32%
Elizabeth Arden, Inc.	7.75%	1/15/2014	350	344,750
INVISTA†	9.25%	5/1/2012	70	72,800
Total				417,550
Total High Yield Corporate Bonds (cost $21,715,846)				20,702,842

See Notes to Financial Statements.
17

Schedule of Investments (concluded)

December 31, 2007

Investments	Interest Rate		Shares (000)	Value
NON-CONVERTIBLE PREFERRED STOCK 0.17%
Thrifts & Mortgage Finance Federal National Mortgage Assoc. (cost $213,465)	8.25%		9	$218,875
		Maturity Date	Principal Amount (000)
U.S. TREASURY OBLIGATIONS 2.49%
U.S. Treasury Notes (cost $3,083,338)	5.75%	8/15/2010	$3,000	3,202,032
Total Long-Term Investments (cost $117,797,751)				120,139,285
SHORT-TERM INVESTMENT 6.00%
Repurchase Agreement
Repurchase Agreement dated 12/31/2007, 3.38% due 1/2/2008 with State Street Bank & Trust Co. collateralized by $5,495,000 of U.S. Treasury Notes at 8.875% due 2/15/2019; value: $7,878,860; proceeds: $7,723,492 (cost $7,722,042)			7,722	7,722,042
Total Investments in Securities 99.37% (cost $125,519,793)				127,861,327
Other Assets in Excess of Liabilities 0.63%				813,614
Net Assets 100.00%				$128,674,941

  ADR  American Depositary Receipt.

  PIK  Payment-in-kind.

  Unit  More than one class of securities traded together.

  *  Non-income producing security.

  †  Security was purchased pursuant to Rule 144A under the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be resold to qualified institutional investors. Unless otherwise noted, 144A securities are deemed to be liquid.

  #  Variable rate security. The interest rate represents the rate at December 31, 2007.

  (a)  Foreign security traded in U.S. dollars.

  (b)  The issuer will pay interest on the bonds at a rate of 3.50% until September 30, 2010. Beginning October 1, 2010, the bonds will be subject to daily accretion of the principal amount at the rate of 3.50% per year.

  (c)  The notes were offered at an issue price of $395.02 per note with an interest rate of 1.4813% per year. Beginning January 16, 2009, the issuer will not pay any cash interest on the notes prior to maturity unless contingent cash interest becomes payable. Instead, on January 15, 2034, the maturity date of the notes, a holder will receive $1,000 per note.

  (d)  Amount is less than 1,000 shares.

  (e)  Investment in non-U.S. dollar denominated securities.

Industry classifications have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.
18

Statement of Assets and Liabilities

December 31, 2007

ASSETS:
Investment in securities, at value (cost $125,519,793)	$127,861,327
Foreign cash, at value (cost $102,911)	101,247
Receivables:
Interest and dividends	832,974
Capital shares sold	102,878
From advisor (See Note 3)	5,924
Prepaid expenses and other assets	1,381
Total assets	128,905,731
LIABILITIES:
Payables:
Management fee	78,632
Capital shares reacquired	41,535
Directors' fees	6,319
Fund administration	4,193
Accrued expenses and other liabilities	100,111
Total liabilities	230,790
NET ASSETS	$128,674,941
COMPOSITION OF NET ASSETS:
Paid-in capital	$123,825,298
Distributions in excess of net investment income	(13,785)
Accumulated net realized gain on investments and foreign currency related transactions	2,523,582
Net unrealized appreciation on investments and translation of assets and liabilities
denominated in foreign currencies	2,339,846
Net Assets	$128,674,941
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	8,699,822
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$14.79

See Notes to Financial Statements.
19

Statement of Operations

For the Year Ended December 31, 2007

Investment income:
Dividends (net of foreign withholding taxes of $17,623)	$2,412,828
Interest	2,360,380
Total investment income	4,773,208
Expenses:
Management fee	880,558
Shareholder servicing	383,300
Fund administration	46,963
Reports to shareholders	41,629
Professional	39,393
Custody	12,996
Directors' fees	4,327
Other	1,559
Gross expenses	1,410,725
Expense reductions (See Note 7)	(4,295)
Expenses assumed by advisor (See Note 3)	(66,280)
Net expenses	1,340,150
Net investment income	3,433,058
Net realized and unrealized gain (loss):
Net realized gain on investments and foreign currency related transactions	6,566,567
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	(7,413,201)
Net realized and unrealized loss	(846,634)
Net Increase in Net Assets Resulting From Operations	$2,586,424

See Notes to Financial Statements.
20

Statements of Changes in Net Assets

INCREASE IN NET ASSETS	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
Operations:
Net investment income	$3,433,058	$2,108,355
Net realized gain on investments and foreign currency related transactions	6,566,567	1,965,606
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	(7,413,201)	7,423,189
Net increase in net assets resulting from operations	2,586,424	11,497,150
Distributions to shareholders from:
Net investment income	(3,866,943)	(2,236,042)
Net realized gain	(4,079,877)	(1,864,078)
Total distributions to shareholders	(7,946,820)	(4,100,120)
Capital share transactions (See Note 10):
Proceeds from sales of shares	40,699,151	35,734,704
Reinvestment of distributions	7,946,817	4,100,120
Cost of shares reacquired	(12,351,891)	(12,461,892)
Net increase in net assets resulting from capital share transactions	36,294,077	27,372,932
Net increase in net assets	30,933,681	34,769,962
NET ASSETS:
Beginning of year	$97,741,260	$62,971,298
End of year	$128,674,941	$97,741,260
Distributions in excess of net investment income	$(13,785)	$(21,174)

See Notes to Financial Statements.
21

Financial Highlights

	Year Ended 12/31				4/30/2003(c) to
	2007	2006	2005	2004	12/31/2003
Per Share Operating Performance
Net asset value, beginning of period	$15.28	$13.93	$13.83	$12.07	$10.00
Investment operations:
Net investment income(a)	.47	.39	.39	.38	.28
Net realized and unrealized gain	.02 (e)	1.64	.14	1.61	2.05
Total from investment operations	.49	2.03	.53	1.99	2.33
Distributions to shareholders from:
Net investment income	(.48)	(.37)	(.30)	(.22)	(.15)
Net realized gain	(.50)	(.31)	(.13)	(.01)	(.11)
Total distributions	(.98)	(.68)	(.43)	(.23)	(.26)
Net asset value, end of period	$14.79	$15.28	$13.93	$13.83	$12.07
Total Return(b)	3.16%	14.55%	3.78%	16.47%	23.31	%(d)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	1.15%	1.15%	1.15%	1.15%	.77	%(d)
Expenses, including expense reductions and expenses assumed	1.14%	1.15%	1.15%	1.15%	.77	%(d)
Expenses, excluding expense reductions and expenses assumed	1.20%	1.27%	1.33%	1.56%	3.59	%(d)
Net investment income	2.92%	2.67%	2.77%	2.94%	2.39	%(d)
Supplemental Data:
Net assets, end of period (000)	$128,675	$97,741	$62,971	$26,368	$5,165
Portfolio turnover rate	28.41%	35.51%	31.65%	28.01%	49.36	%(d)

(a) Calculated using average shares outstanding during the period.

(b) Total return assumes the reinvestment of all distributions.

(c) Commencement of operations.

(d) Not annualized.

(e) The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.

See Notes to Financial Statements.
22

Notes to Financial Statements

1. ORGANIZATION

Lord Abbett Series Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the"Act") as an open-end management investment company, incorporated under Maryland law in 1989. The Company consists of eight separate portfolios. This report covers America's Value Portfolio (the "Fund"). The Fund is diversified as defined under the Act.

The investment objective of the Fund is to seek current income and capital appreciation. The Fund offers Variable Contract class shares ("Class VC Shares"), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts issued by life insurance and insurance-related companies.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. SIGNIFICANT ACCOUNTING POLICIES

(a)  Investment Valuation–Securities traded on any recognized U.S. or non-U.S. exchange or on NASDAQ, Inc. are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued at the mean between the bid and asked prices on the basis of prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and electronic data processing techniques. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b)  Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)  Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

(d)  Federal Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

23

Notes to Financial Statements (continued)

(e)  Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis.

(f)  Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund's records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect current exchange rates. The resultant exchange gains and losses are included in Net realized gain on investments and foreign currency related transactions on the Fund's Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)  Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)  When-Issued or Forward Transactions–The Fund may purchase securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by the Fund to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund's custodian in order to pay for the commitment. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and value of the security in determining its net asset value. The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fees

The Company has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investment portfolio.

24

Notes to Financial Statements (continued)

The management fee is based on the Fund's average daily net assets at the following annual rates:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

For the fiscal year ended December 31, 2007, the effective management fee paid to Lord Abbett was at an annualized rate of .75% of the Fund's average daily net assets.

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets.

For the period January 1, 2007 through April 30, 2008, Lord Abbett has contractually agreed to reimburse the Fund to the extent necessary, so that the Fund's expenses (excluding management fee) do not exceed an annual rate of .40% of average daily net assets.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the Fund's average daily net asset value ("NAV") of the Class VC Shares held in the insurance company's separate account to service and maintain the Variable Contract owners' accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the year ended December 31, 2007, the Fund incurred expenses of $372,016 for such services arrangements, which have been included in Shareholder Servicing Expense on the Statement of Operations.

Two Directors and certain of the Company's officers have an interest in Lord Abbett.

4. DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2007 and 2006 are as follows:

	12/31/2007	12/31/2006
Distributions paid from:
Ordinary income	$4,383,023	$2,843,220
Net long-term capital gains	3,563,797	1,256,900
Total distributions paid	$7,946,820	$4,100,120

25

Notes to Financial Statements (continued)

As of December 31, 2007, the components of accumulated earnings on a tax-basis are as follows:

Undistributed ordinary income – net	$161,947
Undistributed long-term capital gains	2,555,077
Total undistributed earnings	$2,717,024
Temporary differences	(6,318)
Unrealized gains – net	2,138,937
Total accumulated earnings – net	$4,849,643

As of December 31, 2007, the aggregate unrealized security gains and losses based on cost for U.S. Federal income tax purposes are as follows:

Tax cost	$125,720,702
Gross unrealized gain	11,186,803
Gross unrealized loss	(9,046,178)
Net unrealized security gain	$2,140,625

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of amortization, wash sales, and other temporary tax adjustments.

Permanent items identified during the fiscal year ended December 31, 2007 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Gain
$441,274	$(441,274)

The permanent difference is primarily attributable to the tax treatment of amortization, certain securities, and paydown gains and losses.

5. PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2007 are as follows:

U.S. Government Purchases*	Non-U.S. Government Purchases	U.S. Government Sales*	Non-U.S. Government Sales
$3,027,632	$57,496,915	$1,013,672	$31,238,788

* Includes U.S. Government sponsored enterprises securities.

6. DIRECTORS' REMUNERATION

The Company's officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, Directors' fees. The deferred amounts are treated as though equivalent dollar amounts have been invested proportionately in the funds. Such amounts and earnings accrued thereon are included in

26

Notes to Financial Statements (continued)

Directors' fees on the Statement of Operations and in Directors' fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. Federal income tax purposes until such amounts are paid.

7. EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

8. CUSTODIAN AND ACCOUNTING AGENT

State Street Bank & Trust Company ("SSB") is the Fund's custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund's NAV.

9. INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in equity and fixed income securities.

The values of the Fund's equity security holdings and, consequently, the value of an investment in the Fund will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies involved. With its emphasis on value stocks, the Fund may perform differently than the market as a whole and other types of stocks, such as growth stocks. The market may fail to recognize the intrinsic value of particular value stocks for a long time. The Fund may invest a significant portion of its assets in mid-sized companies that may be less able to weather economic shifts or other adverse developments than larger, more established companies. Because the Fund is not limited to investing in equity securities, the Fund may have smaller gains in a rising stock market than a fund investing solely in equity securities. In addition, if the Fund's assessment of a company's value or prospects for market appreciation or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

The values of the Fund's fixed income holdings, and consequently, the value of an investment in the Fund will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of these holdings are likely to decline. There is also the risk that an issuer of a fixed income security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with high yield securities (sometimes called "lower-rated debt securities" or "junk bonds") in which the Fund may invest. Some issuers, particularly of high yield bonds, may default as to principal and/or interest payments after the Fund purchases their securities.

A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. High yield bonds are subject to greater price fluctuations, as well as additional risks.

The Fund may invest up to 20% of its net assets in foreign securities, which may present increased market, liquidity, currency, political and other risks.

These factors can affect the Fund's performance.

27

Notes to Financial Statements (concluded)

10. SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock are as follows:

	Year Ended December 31, 2007	Year Ended December 31, 2006
Shares sold	2,542,577	2,459,627
Reinvestment of distributions	534,779	269,390
Shares reacquired	(773,627)	(852,576)
Increase	2,303,729	1,876,441

11. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. Effective June 29, 2007, the Fund has adopted FIN 48. The adoption of FIN 48 has not resulted in a material impact on the Fund's net assets, results of operations and financial statement disclosures. The Fund files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Fund's tax returns remain open for examination for the years ended December 31, 2004 through December 31, 2007.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

28

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
Lord Abbett Series Fund, Inc. — America's Value Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Lord Abbett Series Fund, Inc. – America's Value Portfolio (the "Fund") as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Series Fund, Inc. – America's Value Portfolio as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 14, 2008

29

Basic Information About Management

The Board of Directors (the "Board") is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Company's investment adviser.

Interested Directors

The following Directors are Partners of Lord Abbett and are "interested persons" of the Company as defined in the Act. Mr. Dow and Ms. Foster are officers, directors, or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 51 portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1995; and Chairman since 1996	Senior Partner since 2007 and Chief Executive Officer of Lord Abbett since 1996; formerly Managing Partner of Lord Abbett (1996 - 2007).	N/A

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director since 2006	Managing Partner since 2007; formerly Director of Marketing and Client Service of Lord Abbett (1990 - 2007).	N/A

Independent Directors

The following independent or outside Directors ("Independent Directors") are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 51 portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994	Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000); Acting Chief Executive Officer of Courtroom Television Network (1997 - 1998); President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 - 1997).	Currently serves as director of Crane Co. and Huttig Building Products Inc.

30

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
William H.T. Bush Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Director since 1998	Co-founder and Chairman of the Board of the financial advisory firm of Bush-O'Donnell & Company (since 1986).	Currently serves as director of WellPoint, Inc. (since 2002).

Robert B. Calhoun, Jr. c/o Legal Dept. Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Managing Director of Monitor Clipper Partners (since 1997) and President of Clipper Asset Management Corp. (since 1991), both private equity investment funds.	Currently serves as director of Avondale, Inc. and Interstate Bakeries Corp.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Owner and CEO of The Hill Company, a business consulting firm (since 1998); Founder, President and Owner of the Hiram-Hill and Hillsdale Development Company, a residential real estate development firm (1998 - 2000).	Currently serves as director of WellPoint, Inc. since 1994 and Lend Lease Corporation Limited since 2005.

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Advisor of One Equity Partners, a private equity firm (since 2004); Chief Executive Officer of Houlihan Lokey Howard & Zukin, an investment bank (2002 - 2003); Chairman of Warburg Dillon Read, an investment bank (1999 - 2001); Global Head of Corporate Finance of SBC Warburg Dillon Read (1997 - 1999); Chief Executive Officer of Dillon, Read & Co. (1994 - 1997).	Currently serves as director of Molson Coors Brewing Company.

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1989	Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996); President of Spencer Stuart (1979 - 1996).	Currently serves as director of Ace, Ltd. (since 1997) and Hewitt Associates, Inc.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	CEO of Tullis-Dickerson and Co. Inc, a venture capital management firm (since 1990).	Currently serves as director of Crane Co. (since 1998).

31

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1995	Senior Partner since 2007 and Chief Executive Officer of Lord Abbett since 1996; formerly Managing Partner of Lord Abbett (1996 - 2007).

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner since 2007; formerly Director of Marketing and Client Service of Lord Abbett (1990 - 2007).

Sholom Dinsky* (1944)	Executive Vice President	Elected in 2003	Partner and Investment Manager, joined Lord Abbett in 2000.

Robert P. Fetch (1953)	Executive Vice President	Elected in 2003	Partner and Senior Investment Manager, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director of Large Cap Core Equity, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2007	Partner and Chief Investment Officer; formerly Director of Taxable Fixed Income Management, joined Lord Abbett in 1997.

Howard E. Hansen (1961)	Executive Vice President	Elected in 1999	Partner and Investment Manager, joined Lord Abbett in 1995.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Investment Manager, joined Lord Abbett in 2003; formerly Director and Portfolio Manager at Warburg Pincus Asset Management and Credit Suisse Asset Management (2002 - 2003); prior thereto Associate Portfolio Manager of Credit Suisse Asset Management.

*  Effective March 31, 2008, Mr. Dinsky will retire from Lord Abbett.

32

Basic Information About Management (continued)

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
Frederick Ruvkun (1957)	Executive Vice President	Elected in 2006	Investment Manager, joined Lord Abbett in 2006; formerly served as Managing Director and Leader of the Small Cap Growth Team and a Portfolio Manager of SMID Growth Assets at J & W Seligman & Company.

Eli M. Salzmann (1964)	Executive Vice President	Elected in 1999	Partner and Director of Large Cap Value Equity Management, joined Lord Abbett in 1997.

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director of High Yield & Convertible Management, joined Lord Abbett in 1987.

Edward K. von der Linde (1960)	Executive Vice President	Elected in 1999	Partner and Investment Manager, joined Lord Abbett in 1988.

Eileen K. Banko (1967)	Vice President	Elected in 1999	Equity Analyst, joined Lord Abbett in 1990.

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

David G. Builder (1954)	Vice President	Elected in 1999	Equity Analyst, joined Lord Abbett in 1998.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004; Managing Director and Associate General Counsel at New York Life Investment Management LLC (2002 - 2003); attorney at Dechert LLP (2000 - 2002).

Michael S. Goldstein (1968)	Vice President	Elected in 1999	Partner and Investment Manager, joined Lord Abbett in 1997.

Gerard S. E. Heffernan, Jr. (1963)	Executive Vice President	Elected in 2003	Partner and Investment Manager, joined Lord Abbett in 1998.

Ellen G. Itskovitz (1957)	Vice President	Elected in 2001	Partner and Senior Research Analyst, joined Lord Abbett in 1998.

33

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Maren Lindstrom (1962)	Vice President	Elected in 2001	Partner and Investment Manager, joined Lord Abbett in 2000.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director of Equity Trading, joined Lord Abbett in 1983.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Senior Deputy General Counsel; joined Lord Abbett in 2007; formerly, Executive Vice President and General Counsel at Cohen & Steers Capital Management, Inc.

Paul J. Volovich (1973)	Vice President	Elected in 2005	Investment Manager, joined Lord Abbett in 1997.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Director of Fund Administration, joined Lord Abbett in 2003; formerly Vice President, Lazard Asset Management LLC.

Please call 888-522-2388 for a copy of the Statement of Additional Information (SAI), which contains further information about the Company's Directors. It is available free upon request.

34

Approval of Advisory Contract

At meetings held on December 12 and 13, 2007, the Board, including all of the Directors who are not interested persons of the Fund or Lord Abbett, considered whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. The Board also took into account its familiarity with Lord Abbett gained through its previous meetings and discussions, and the examination of the portfolio management team conducted by members of the Contracts Committee during the year.

The materials received by the Board included, but were not limited to, (1) information provided by Lipper Analytical Services, Inc. regarding the investment performance of the Fund compared to the investment performance of one or more groups of funds with substantially similar investment objectives (the "performance universe") and to the investment performance of an appropriate securities index (if such an index existed), for various time periods each ended September 30, 2007, (2) information on the effective management fee rates and expense ratios for one or more groups of funds with similar objectives and of similar size (the "peer expense group"), (3) sales and redemption information for the Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of the Fund, and (7) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett's commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance and Compliance. The Board reviewed the Fund's investment performance in relation to that of the performance universe, both in terms of total return and in terms of other statistical measures. The Board observed that there were relatively few registered investment companies with the same investment approach as the Fund, so that it was not possible to reach definite conclusions about the Fund's relative investment performance. The Board also noted that the Fund tended to invest to a greater degree in below investment grade fixed income securities and mid-cap value equity securities than most of its competitors. The Board also noted that Lipper recently had changed the Fund's classification from equity income to mixed-asset target allocation growth. Accordingly, the Board considered the investment performance of the Fund in comparison to two performance universes, the first universe consisting of equity income funds and the second consisting of mixed-asset target allocation growth funds. The Board also noted that because the Fund did not have five or more years of investment operations, it was difficult to reach definitive conclusions regarding its investment performance. As to the first performance universe, the Board observed that the investment

35

performance of the Fund was in the third quintile for the nine-month and one-year periods and in the fifth quintile for the three-year period. As to the second performance universe, the Board observed that the investment performance of the Fund was in the fourth quintile of that performance universe for the nine-month period and in the third quintile for the one-year and three-year periods. The Board also observed that the Fund's investment performance was above the Lipper VA Equity Income Index for the nine-month and one-year periods, below that of that Index for the three-year period, below that of the Lipper VUF Mixed-Assets Target Allocation Growth Index for the nine-month period, and above that of that Index for the one-year and three-year periods.

Lord Abbett's Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover rates of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett's supervision of third party service providers, including the Fund's transfer agent and custodian.

Expenses. The Board considered the expense levels of the Fund and the expense levels of two peer expense groups, the first peer group consisting of equity income funds and the second consisting of mixed-asset target allocation growth funds. It also considered the amount and nature of the fees paid by shareholders. The Board observed that it and Lord Abbett had agreed to an expense reimbursement agreement for the Fund that limited all expenses other than management fees to 0.40% and that Lord Abbett proposed to enter into a new expense reimbursement agreement with the same terms. The Board also observed that Lord Abbett had made additional voluntary expense reimbursements that had reduced the total expense ratio to 1.15%. As to the first peer group, the Board observed that the contractual management and administrative services fees were approximately four basis points above the median of the peer group and the actual management and administrative services fees were eight basis points above the median of the peer group. The Board observed that at September 30, 2007 the total expense ratio was approximately eleven basis points above the median of that peer group. As to the second peer group, the Board observed that the contractual and actual management and administrative service fees were approximately eleven basis points above the median of the peer group and that the Fund's total expense ratio was approximately fifteen basis points above the median of the peer group.

Profitability. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board recognized that Lord Abbett's profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide

36

services to the Fund. The Board noted that Lord Abbett's profitability had increased in recent years, in part due to an increase in assets under management, but concluded that Lord Abbett's profitability overall and as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing advisory fee schedule, with its breakpoints in the level of the advisory fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that Lord Abbett Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees from the Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. The Board observed that, in addition, Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectuses of the Funds, has entered into revenue sharing arrangements with certain entities that distribute shares of the Funds.

Alternative Arrangements. The Board considered whether, instead of approving the continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

37

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund's Prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Record

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund's portfolio securities, and information on how Lord Abbett voted each Fund's proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett's website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

Tax Information

For corporate shareholders, 43.81% of the ordinary income distributions paid by the Fund during the fiscal year ended December 31, 2007 qualified for the dividends received deduction.

Additionally, of the distributions paid to shareholders during the fiscal year ended December 31, 2007, $3,563,797 represents long-term capital gains.

38

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LASFAMV-2-1207

(02/08)

Lord Abbett Series Fund, Inc.

America's Value Portfolio

This report, when not used for the general information
of shareholders of the Fund, is to be distributed only if
preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by

LORD ABBETT DISTRIBUTOR LLC.

2007

LORD ABBETT ANNUAL REPORT

Lord Abbett

Series Fund—

Bond Debenture Portfolio

For the fiscal year ended December 31, 2007

Lord Abbett Series Fund — Bond Debenture Portfolio

Annual Report

For the fiscal year ended December 31, 2007

Dear Shareholders: We are pleased to provide you with this overview of the Lord Abbett Series Fund — Bond Debenture Portfolio's performance for the year ended December 31, 2007. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries by the Fund's portfolio managers.

General information about Lord Abbett mutual funds, as well as in-depth discussion of market trends and investment strategies, is also provided in Lord Abbett Insights, a newsletter accompanying your quarterly account statements. We also encourage you to call Lord Abbett at 888-522-2388 and speak to one of our professionals if you would like more information.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow
Chairman

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Q: What were the overall market conditions during the year ended December 31, 2007?

A: During first half 2007, the Federal Reserve Board (the Fed) maintained a positive outlook and felt that the economy was growing at a moderate pace. The global economy experienced a wave of volatility in late February as markets reacted sharply to subprime mortgage defaults and the Chinese government introducing certain controls in the Shanghai market. Convertible and high-yield securities (as measured by the Merrill Lynch High Yield Master II Constrained Index1 and the Merrill Lynch All Convertible Index2) did well during the period, posting positive returns in the first five months of the year.

The second half of 2007 sparked ideas of a possible recession as the housing market continued to weaken and the market experienced another flight to quality in midsummer. Investors' appetite for risk plummeted, and spreads widened significantly, causing the Fed to cut the fed funds rate in September and again in October and December. The first Fed cut prompted a market rebound, and convertible and high-yield securities rallied again in September and October. In November, market volatility surged as a number of financial institutions reported mortgage-related write-downs. Equities (as measured by the S&P 500® Index3) and high-yield bonds were down in November, but mixed in December.

For the year ended December 31, 2007, the Merrill Lynch High Yield Master II Constrained Index posted a 2.57% return, the Lehman Brothers U.S. Aggregate Bond Index4 posted a 6.97% return, and the Merrill Lynch All Convertible Index returned 4.53%. Convertibles captured over 80% of the upside of equities, with the S&P 500 Index up 5.49%.

There was a clear flight to quality during the year, with investment-grade assets significantly outperforming. Within the high-yield market, 'CCC' rated bonds underperformed 'B' and 'BB' rated bonds, with the Merrill Lynch U.S High Yield CCC-Index5 up 0.42%, the Merrill Lynch U.S High Yield B-Index5 up 3.11%, and the Merrill Lynch U.S High Yield BB-Index5 up 2.24%. In the convertible market, investment-grade issues beat speculative-grade issues as well. The Merrill Lynch All Convertible U.S. Investment Grade Index6 was up 5.79% for the year, while the Merrill Lynch All Convertible Speculative Quality Index7 was up 3.99%.

Q: How did the Bond Debenture Portfolio perform during the year ended December 31, 2007?

A: The Fund returned 6.19%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the Lehman Brothers U.S. Aggregate Bond Index, which returned 6.97% over the same period.

Q: What were the most significant factors affecting performance?

A: The Bond Debenture Portfolio is a multi-sector bond fund with portfolio holdings in high-yield bonds, convertibles, investment-grade bonds, and some equities. With the exception of equities, which in calendar year 2007 were a very small portion of the portfolio, all sectors in which the Fund participated contributed to performance during the year.

The high-yield bond sector continued to be the biggest percentage of the portfolio. Detracting from performance in the high-yield bond sector were support/services holding NEFF Corp., an equipment rental company; building materials company NTK Holdings, a maker of air conditioning, heating, ventilation, and related products; and media/cable holding CCH I Holdings, a broadband communications company.

Among the individual holdings contributing to performance in the high-yield bond sector were Dobson Communications Corp., a wireless telecommunications provider recently acquired by AT&T; health services holding CDRV Investors Inc., a holding company associated with systems-related products provider VWR International Immobilien GmbH; and chemical industry holding Lyondell Chemical Co., a maker of intermediate and performance chemicals and derivatives. Profits were taken in all three of these holdings, and at year-end they were no longer in the portfolio.

Convertible securities that detracted from performance included wireless telecommunications company NII Holdings, Inc. (formerly Nextel International, Inc.), a provider of digital wireless communication services; electrical generation firm PNM Resources, Inc., a holding company of energy and energy-related businesses; and telecommunications/integrated services holding Qwest Communications International, Inc., a provider of broadband Internet-based data, voice, and image communications.

In the convertible securities sector, the individual securities contributing to performance included electronics holding FLIR Systems, Inc., a manufacturer of thermal imaging and infrared camera systems; support/services holding FTI Consulting Inc., a provider of forensic and litigation consulting and related services; and building and construction holding Fluor Corp., an international design, engineering, and contracting firm.

The greatest detractor from performance in the equity sector was beverages holding Constellation Brands, Inc., a producer and distributor of beer, wine, and other spirits.

Among the equity holdings contributing to the Fund's performance was telecommunications equipment holding Avaya Inc. (no longer in portfolio), a provider of communication equipment and software.

There were no detractors from performance in the in the high-grade sector. Contributing to performance in this sector were pharmaceutical holding Mylan, Inc. (no longer in portfolio), a developer of generic and branded pharmaceutical products; gas distribution holding The Williams Cos., Inc., an operator of energy-related businesses; and steel producer holding Allegheny Ludlum, a producer of flat-rolled steel products and specialty metals.

The portfolio also held government and government agency securities, all of which contributed to performance during the year.

The Fund's portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

A prospectus contains important information about a fund, including its investment objectives, risks, charges, and ongoing expenses, which an investor should carefully consider before investing. To obtain a prospectus on any Lord Abbett mutual fund, please contact your investment professional or Lord Abbett Distributor LLC at 888-522-2388 or visit our Website at www.lordabbett.com. Read the prospectus carefully before investing.

1  The Merrill Lynch High Yield Master II Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. The Merrill Lynch U.S. High Yield Master II Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure.

2  The Merrill Lynch All Convertible Index consists of publicly traded U.S. issues convertible into shares, including traditional and mandatory convertibles.

3  The S&P 500® Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

4  The Lehman Brothers U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable, nonconvertible, and dollar denominated. The index covers the investment-grade, fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

5  The Merrill Lynch U.S. High Yield Index tracks the performance of U.S. dollar denominated below investment-grade corporate debt publicly issued in the U.S. domestic market. The indexes for CCC, B, and BB are part of the Merrill Lynch High Yield Index, with the only difference being the addition of a ratings filter.

6  The Merrill Lynch All Convertible U.S. Investment Grade Index tracks the performance of U.S. dollar-denominated investment-grade corporate debt publicly issued in the U.S. domestic market.

7  The Merrill Lynch All Convertible Speculative Quality Index consists of speculative-grade publicly traded U.S. issues convertible into shares, including traditional and mandatory convertibles.

Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

During certain periods shown, expense reimbursements were in place. Without such expense reimbursements, the Fund's returns would have been lower.

Important Performance and Other Information

Performance data quoted reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end by calling Lord Abbett at 888-522-2388 or referring to our Website at www.lordabbett.com.

The views of the Fund's management and the portfolio holdings described in this report are as of December 31, 2007; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund's prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by banks, and are subject to investment risks, including possible loss of principal amount invested.

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Lehman Brothers U.S. Aggregate Bond Index, Merrill Lynch High Yield Master II Constrained Index, and the 60% Merrill Lynch High Yield Master II Constrained Index /20% Lehman Brothers U.S. Aggregate Bond Index/20% Merrill Lynch All Convertible Index, assuming reinvestment of all dividends and distributions. The Fund's shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Return for the
Periods Ended December 31, 2007

	1 Year	5 Years	Life of Class
Class VC2	6.19%	8.41%	8.27%

1   Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index is not necessarily representative of the Fund's performance. Performance for each index began on December 3, 2001.

2  The Class VC shares were first offered on December 3, 2001.

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund's services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 through December 31, 2007).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses Paid During the Period 7/1/07 – 12/31/07" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period†
	7/1/07	12/31/07	7/1/07- 12/31/07
Class VC
Actual	$1,000.00	$1,023.80	$4.59
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.67	$4.58

†  Expenses are equal to the Fund's annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2007

Sector*	%**
Basic Industry	8.49%
Capital Goods	7.57%
Consumer Cyclical	4.87%
Consumer Non-Cyclical	5.87%
Energy	9.62%
Finance & Investment	0.35%
Media	6.72%
Services Cyclical	8.19%
Services Non-Cyclical	6.34%
Technology & Electronics	5.56%
Telecommunications	5.63%
Utility	6.80%
Mortgage Backed	2.71%
Agency	9.45%
Government Guaranteed	5.26%
Insurance	0.76%
Banking	0.15%
Short-Term Investment	5.66%
Total	100.00%

  *  A sector may comprise several industries.

**  Represents percent of total investments.

Schedule of Investments

December 31, 2007

Investments			Shares (000)	Value
LONG-TERM INVESTMENTS 93.17%
COMMON STOCKS 0.18%
Banking 0.14%
Marshall & Ilsley Corp.			17	$454,582
Software/Services 0.04%
Metavante Technologies, Inc.*			6	133,437
Total Common Stocks (cost $707,289)				588,019
	Interest Rate	Maturity Date	Principal Amount (000)
CONVERTIBLE BONDS 12.37%
Aerospace/Defense 0.97%
DRS Technologies, Inc.†	2.00%	2/1/2026	$650	709,312
L-3 Communications Corp.	3.00%	8/1/2035	1,200	1,456,500
Lockheed Martin Corp.	4.619%#	8/15/2033	600	884,280
Total				3,050,092
Agriculture 0.38%
Archer Daniels Midland Co.	0.875%	2/15/2014	1,000	1,211,250
Beverage 0.29%
Molson Coors Brewing Co.	2.50%	7/30/2013	750	902,813
Building & Construction 0.25%
Fluor Corp.	1.50%	2/15/2024	300	780,750
Computer Hardware 0.26%
Intel Corp.	2.95%	12/15/2035	750	812,813
Electronics 0.83%
Cypress Semiconductor Corp.	1.00%	9/15/2009	250	403,125
FLIR Systems, Inc.	3.00%	6/1/2023	300	879,750
Millipore Corp.	3.75%	6/1/2026	1,250	1,346,875
Total				2,629,750
Energy: Exploration & Production 0.24%
Quicksilver Resources, Inc.	1.875%	11/1/2024	375	761,250

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2007

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Food 0.25%
Lehman Brothers, Inc. (convertible into Nestle S.A.)†	2.00%	12/31/2012	$800	$804,000
Health Services 0.22%
Amgen Inc.	0.125%	2/1/2011	750	687,188
Integrated Energy 0.55%
Devon Energy Corp.	4.90%	8/15/2008	1,000	1,748,750
Machinery 0.63%
Roper Industries, Inc. (Zero Coupon after 1/15/2009)(a)	1.481%	1/15/2034	2,500	1,971,875
Media: Broadcast 0.30%
Sinclair Broadcast Group, Inc. (2.00% after 1/15/2011)(b)	4.875%	7/15/2018	200	183,750
Sinclair Broadcast Group, Inc.	6.00%	9/15/2012	835	768,200
Total				951,950
Media: Diversified 0.42%
Liberty Media LLC (convertible into New Corp., Class A)	3.25%	3/15/2031	1,200	883,500
Walt Disney Co. (The)	2.125%	4/15/2023	375	429,375
Total				1,312,875
Metals/Mining (Excluding Steel) 0.60%
Newmont Mining Corp.†	1.25%	7/15/2014	600	754,500
Newmont Mining Corp.	1.25%	7/15/2014	200	251,500
Placer Dome, Inc. (Canada)(c)	2.75%	10/15/2023	500	890,000
Total				1,896,000
Oil Field Equipment & Services 0.59%
Hanover Compressor Co.	4.75%	1/15/2014	400	760,500
Schlumberger Ltd. (Netherlands)(c)	1.50%	6/1/2023	400	1,088,000
Total				1,848,500
Pharmaceuticals 2.49%
ALZA Corp.	Zero Coupon	7/28/2020	1,000	921,250
Cephalon, Inc.	Zero Coupon	6/15/2033	500	621,875
CV Therapeutics, Inc.	3.25%	8/16/2013	750	614,062

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2007

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pharmaceuticals (continued)
Genzyme Corp.	1.25%	12/1/2023	$1,250	$1,446,875
Gilead Sciences, Inc.	0.625%	5/1/2013	800	1,078,000
Teva Pharmaceutical Finance B.V. (Israel)(c)	1.75%	2/1/2026	1,425	1,588,875
Wyeth	4.886%#	1/15/2024	1,500	1,590,060
Total				7,860,997
Printing & Publishing 0.17%
Omnicom Group Inc.	Zero Coupon	7/1/2038	500	543,750
Software/Services 1.39%
Electronic Data Systems Corp.	3.875%	7/15/2023	1,250	1,248,437
Equinix, Inc.	2.50%	4/15/2012	750	848,438
Symantec Corp.	0.75%	6/15/2011	1,250	1,309,375
Trizetto Group, Inc.	1.125%	4/15/2012	1,000	971,250
Total				4,377,500
Support: Services 1.03%
CRA International, Inc.	2.875%	6/15/2034	835	1,129,337
FTI Consulting, Inc.	3.75%	7/15/2012	1,000	2,122,500
Total				3,251,837
Telecommunications: Integrated/Services 0.21%
Qwest Communications International, Inc.	3.50%	11/15/2025	500	669,375
Telecommunications: Wireless 0.30%
Nextel Communications, Inc.	5.25%	1/15/2010	350	348,250
NII Holdings, Inc.	2.75%	8/15/2025	500	611,875
Total				960,125
Total Convertible Bonds (cost $33,010,850)				39,033,440
			Shares (000)
CONVERTIBLE PREFERRED STOCKS 4.13%
Electric: Generation 0.95%
NRG Energy, Inc.	5.75%		4	1,577,940
PNM Resources, Inc.	6.75%		35	1,414,000
Total				2,991,940

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2007

Investments	Interest Rate		Shares (000)	Value
Electric: Integrated 0.32%
CMS Energy Corp.	4.50%		11	$998,250
Energy: Exploration & Production 0.28%
Chesapeake Energy Corp.	4.50%		8	880,000
Engineering 0.21%
Lehman Brothers, Inc. (convertible into ABB Ltd.)	9.35%		25	661,250
Gas Distribution 0.45%
El Paso Corp.	4.99%		1	1,408,375
Integrated Energy 0.41%
Williams Cos., Inc. (The)	5.50%		8	1,307,475
Life Insurance 0.35%
MetLife, Inc.	6.375%		36	1,101,240
Metals/Mining (Excluding Steel) 0.70%
Freeport-McMoRan Copper & Gold	6.75%		4	603,680
Vale Capital Ltd. (Brazil)(c)	5.50%		25	1,618,000
Total				2,221,680
Oil Refining & Marketing 0.14%
Morgan Stanley (convertible into Valero Energy Corp.)†	7.25%		6	434,899
Pharmaceuticals 0.32%
Mylan Laboratories Inc.	6.50%		1	1,016,250
Total Convertible Preferred Stocks (cost $10,570,317)				13,021,359
		Maturity Date	Principal Amount (000)
GOVERNMENT SPONSORED ENTERPRISES BONDS 3.26%
Federal Home Loan Mortgage Corp.	5.125%	4/18/2011	$2,500	2,614,420
Federal Home Loan Mortgage Corp.	5.75%	3/15/2009	7,500	7,667,100
Total Government Sponsored Enterprises Bonds (cost $10,115,942)				10,281,520

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2007

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 8.77%
Federal Home Loan Mortgage Corp.	6.50%	8/1/2037	$2,956	$3,039,314
Federal National Mortgage Assoc.	6.00%	2/1/2032-6/1/2037	17,115	17,400,105
Federal National Mortgage Assoc.	6.50%	5/1/2035-7/1/2037	7,044	7,247,402
Total Government Sponsored Enterprises Pass-Throughs (cost $27,363,125)				27,686,821
HIGH YIELD CORPORATE BONDS 59.25%
Aerospace/Defense 1.12%
DRS Technologies, Inc.	6.875%	11/1/2013	450	450,000
Esterline Technologies Corp.	6.625%	3/1/2017	150	149,250
Esterline Technologies Corp.	7.75%	6/15/2013	510	525,300
Hawker Beechcraft Corp.†	8.50%	4/1/2015	1,180	1,182,950
L-3 Communications Corp.	6.125%	1/15/2014	750	738,750
L-3 Communications Corp.	6.375%	10/15/2015	500	495,000
Total				3,541,250
Apparel/Textiles 0.28%
Levi Strauss & Co.	8.875%	4/1/2016	300	291,750
Quiksilver, Inc.	6.875%	4/15/2015	700	603,750
Total				895,500
Auto Loans 1.48%
Ford Motor Credit Corp.	7.25%	10/25/2011	2,250	1,950,406
General Motors Acceptance Corp.	7.25%	3/2/2011	3,100	2,719,103
Total				4,669,509
Auto Parts & Equipment 0.74%
Cooper-Standard Automotive, Inc.	8.375%	12/15/2014	600	478,500
Lear Corp.	8.50%	12/1/2013	600	561,000
Stanadyne Corp.	10.00%	8/15/2014	275	266,750
Tenneco Inc.	8.625%	11/15/2014	625	617,187
TRW Automotive Inc.†	7.25%	3/15/2017	475	428,688
Total				2,352,125
Automotive 1.40%
Ford Capital BV (Netherlands)(c)	9.50%	6/1/2010	2,000	1,895,000
General Motors Corp.	7.20%	1/15/2011	2,285	2,107,912
General Motors Corp.	8.375%	7/15/2033	500	405,000
Total				4,407,912

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2007

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Beverage 0.25%
Cerveceria Nacional Dominicana (Dominican Republic)†(c)	8.00%	3/27/2014	$226	$229,955
Constellation Brands Inc.†	7.25%	5/15/2017	600	558,000
Total				787,955
Building & Construction 0.03%
K. Hovnanian Enterprises, Inc.	8.625%	1/15/2017	125	91,875
Building Materials 0.79%
Belden, Inc.	7.00%	3/15/2017	1,000	980,000
General Cable Corp.	7.125%	4/1/2017	300	295,500
Interline Brands, Inc.	8.125%	6/15/2014	1,025	1,019,875
NTK Holdings Inc. (10.75% after 9/1/2009)**	Zero Coupon	3/1/2014	350	206,500
Total				2,501,875
Chemicals 2.70%
Airgas, Inc.	6.25%	7/15/2014	525	504,000
Equistar Chemicals LP	7.55%	2/15/2026	1,500	1,222,500
Hercules, Inc.	6.75%	10/15/2029	850	822,375
IMC Global, Inc.	7.30%	1/15/2028	1,050	1,044,750
Ineos Group Holdings plc (United Kingdom)†(c)	8.50%	2/15/2016	1,500	1,342,500
INVISTA†	9.25%	5/1/2012	725	754,000
MacDermid, Inc.†	9.50%	4/15/2017	500	472,500
Mosaic Co. (The)†	7.375%	12/1/2014	200	215,000
Nalco Co.	8.875%	11/15/2013	875	916,562
NOVA Chemicals Corp. (Canada)(c)	6.50%	1/15/2012	400	377,000
Rockwood Specialties Group, Inc.	7.50%	11/15/2014	850	845,750
Total				8,516,937
Consumer Products 0.62%
Del Laboratories	8.00%	2/1/2012	375	391,875
Elizabeth Arden, Inc.	7.75%	1/15/2014	1,600	1,576,000
Total				1,967,875
Diversified Capital Goods 1.18%
Actuant Corp.†	6.875%	6/15/2017	200	199,000
Mueller Water Products, Inc.	7.375%	6/1/2017	850	763,937

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2007

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Diversified Capital Goods (continued)
Park-Ohio Industries, Inc.	8.375%	11/15/2014	$700	$626,500
RBS Global & Rexnord Corp.	9.50%	8/1/2014	1,750	1,741,250
Sensus Metering Systems, Inc.	8.625%	12/15/2013	405	397,913
Total				3,728,600
Electric: Generation 3.46%
AES Corp. (The)†	8.00%	10/15/2017	750	770,625
Dynegy Holdings, Inc.	7.75%	6/1/2019	575	533,313
Dynegy Holdings, Inc.	8.375%	5/1/2016	2,465	2,421,862
Edison Mission Energy	7.00%	5/15/2017	1,875	1,851,562
Edison Mission Energy	7.75%	6/15/2016	2,025	2,095,875
NRG Energy, Inc.	7.375%	2/1/2016	1,500	1,466,250
Reliant Energy, Inc.	6.75%	12/15/2014	525	528,938
Reliant Energy, Inc.	7.875%	6/15/2017	1,275	1,268,625
Total				10,937,050
Electric: Integrated 2.00%
Mirant Americas Generation LLC	9.125%	5/1/2031	1,250	1,175,000
Mirant North America LLC	7.375%	12/31/2013	1,250	1,259,375
Nevada Power Co.	5.875%	1/15/2015	1,000	998,794
PG&E Corp.	4.80%	3/1/2014	300	292,047
PSEG Energy Holdings Inc.	8.50%	6/15/2011	671	702,613
Texas Competitive Electric Holdings†	10.25%	11/1/2015	950	945,250
Virginia Electric & Power Co.	4.50%	12/15/2010	950	947,308
Total				6,320,387
Electronics 1.11%
Advanced Micro Devices, Inc.	7.75%	11/1/2012	1,500	1,308,750
Freescale Semiconductor, Inc.	8.875%	12/15/2014	1,900	1,705,250
NXP BV/NXP Funding LLC (Netherlands)(c)	7.875%	10/15/2014	500	477,500
Total				3,491,500
Energy: Exploration & Production 2.14%
Chesapeake Energy Corp.	6.25%	1/15/2018	1,600	1,544,000
Cimarex Energy Co.	7.125%	5/1/2017	1,675	1,654,063
Forest Oil Corp.†	7.25%	6/15/2019	1,000	1,010,000
KCS Energy Services, Inc.	7.125%	4/1/2012	610	590,175
Kerr-McGee Corp.	6.95%	7/1/2024	1,200	1,285,039

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2007

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Energy: Exploration & Production (continued)
Quicksilver Resources, Inc.	7.125%	4/1/2016	$300	$296,250
Range Resources Corp.	7.375%	7/15/2013	360	367,200
Total				6,746,727
Environmental 0.77%
Allied Waste North America, Inc.	6.125%	2/15/2014	1,200	1,159,500
Allied Waste North America, Inc.	7.875%	4/15/2013	1,250	1,284,375
Total				2,443,875
Food: Wholesale 0.44%
Dole Food Co.	8.75%	7/15/2013	1,500	1,387,500
Food & Drug Retailers 1.10%
Ingles Markets, Inc.	8.875%	12/1/2011	1,200	1,224,000
Rite Aid Corp.	9.375%	12/15/2015	1,000	835,000
Stater Bros. Holdings, Inc.	8.125%	6/15/2012	925	918,062
SUPERVALU INC.	7.50%	11/15/2014	475	489,250
Total				3,466,312
Forestry/Paper 1.56%
AbitibiBowater, Inc.	6.50%	6/15/2013	500	370,000
AbitibiBowater, Inc.	9.50%	10/15/2012	1,000	835,000
Abitibi-Consolidated, Inc. (Canada)(c)	8.55%	8/1/2010	750	660,000
Buckeye Technologies, Inc.	8.00%	10/15/2010	563	560,185
Graphic Packaging International Corp.	9.50%	8/15/2013	750	744,375
Jefferson Smurfit Corp.	7.50%	6/1/2013	70	67,375
Jefferson Smurfit Corp.	8.25%	10/1/2012	250	247,500
Norske Skog Canada Ltd. (Canada)(c)	8.625%	6/15/2011	325	271,375
Stone Container Corp.	8.00%	3/15/2017	1,200	1,165,500
Total				4,921,310
Gaming 3.06%
Boyd Gaming Corp.	7.125%	2/1/2016	925	878,750
Isle of Capri Casinos, Inc.	7.00%	3/1/2014	2,000	1,650,000
Las Vegas Sands Corp.	6.375%	2/15/2015	1,200	1,134,000
MGM Mirage, Inc.	6.75%	9/1/2012	1,000	978,750
River Rock Entertainment Authority	9.75%	11/1/2011	775	813,750
Scientific Games Corp.	6.25%	12/15/2012	625	600,000
Seneca Gaming Corp.	7.25%	5/1/2012	1,000	1,012,500
Snoqualmie Entertainment Authority†	9.125%	2/1/2015	1,000	970,000

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2007

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Gaming (continued)
Turning Stone Resort Casino†	9.125%	12/15/2010	$1,250	$1,268,750
Turning Stone Resort Casino†	9.125%	9/15/2014	200	205,000
Wynn Las Vegas Capital Corp.	6.625%	12/1/2014	150	148,125
Total				9,659,625
Gas Distribution 2.14%
El Paso Corp.	7.00%	6/15/2017	975	980,886
Ferrellgas Partners, L.P.	6.75%	5/1/2014	1,100	1,084,875
Inergy L.P.	8.25%	3/1/2016	1,000	1,040,000
MarkWest Energy Partners, L.P.	6.875%	11/1/2014	875	837,813
Williams Cos., Inc. (The)	7.875%	9/1/2021	1,400	1,559,250
Williams Partners L.P.	7.25%	2/1/2017	1,200	1,242,000
Total				6,744,824
Health Services 5.11%
Advanced Medical Optics, Inc.	7.50%	5/1/2017	1,000	925,000
Bausch & Lomb Inc.†	9.875%	11/1/2015	525	534,187
Bio-Rad Laboratories, Inc.	6.125%	12/15/2014	1,000	967,500
Centene Corp.	7.25%	4/1/2014	1,250	1,225,000
Community Health Systems	8.875%	7/15/2015	1,000	1,023,750
DaVita, Inc.	7.25%	3/15/2015	1,000	1,007,500
Hanger Orthopedic Group, Inc.	10.25%	6/1/2014	350	360,500
HCA, Inc.	6.375%	1/15/2015	2,000	1,700,000
HCA, Inc.	9.125%	11/15/2014	1,000	1,042,500
LVB Acquisition Merger Sub, Inc.†	10.00%	10/15/2017	775	794,375
Psychiatric Solutions, Inc.	7.75%	7/15/2015	375	375,938
Sun Healthcare Group Inc.	9.125%	4/15/2015	1,750	1,771,875
Tenet Healthcare Corp.	9.25%	2/1/2015	275	255,750
United Surgical Partners, Inc.	8.875%	5/1/2017	1,500	1,488,750
UnitedHealth Group, Inc.	4.875%	4/1/2013	500	493,261
Vanguard Health Holdings Co. II LLC	9.00%	10/1/2014	1,500	1,451,250
Varietal Distribution PIK†	10.25%	7/15/2015	750	718,125
Total				16,135,261
Hotels 0.66%
Gaylord Entertainment Co.	8.00%	11/15/2013	1,360	1,360,000
Host Marriott L.P.	6.375%	3/15/2015	750	735,000
Total				2,095,000

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2007

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Integrated Energy 0.26%
VeraSun Energy Corp.†	9.375%	6/1/2017	$920	$807,300
Investments & Miscellaneous Financial Services 0.09%
Nuveen Investments†	10.50%	11/15/2015	275	275,344
Machinery 0.96%
Baldor Electric Co.	8.625%	2/15/2017	1,900	1,966,500
Gardner Denver, Inc.	8.00%	5/1/2013	1,050	1,065,750
Total				3,032,250
Media: Broadcast 1.21%
Allbritton Communications Co.	7.75%	12/15/2012	1,200	1,194,000
LIN TV Corp.	6.50%	5/15/2013	500	473,125
Sinclair Broadcast Group, Inc.	8.00%	3/15/2012	442	452,498
Univision Communications Inc. PIK†	9.75%	3/15/2015	1,850	1,695,062
Total				3,814,685
Media: Cable 2.45%
Charter Communications Holdings LLC I	11.00%	10/1/2015	2,000	1,640,000
Charter Communications Holdings LLC I	11.75%	5/15/2014	1,300	828,750
Charter Communications Holdings LLC II	10.25%	9/15/2010	500	492,500
DirecTV Holdings LLC	6.375%	6/15/2015	1,000	965,000
DirecTV Holdings LLC	8.375%	3/15/2013	406	424,270
Echostar DBS Corp.	6.375%	10/1/2011	1,000	990,500
Echostar DBS Corp.	7.125%	2/1/2016	1,075	1,101,875
Mediacom Broadband LLC	8.50%	10/15/2015	375	334,219
Mediacom Communications Corp.	9.50%	1/15/2013	1,020	952,425
Total				7,729,539
Media: Services 0.50%
Affinion Group, Inc.	11.50%	10/15/2015	625	616,406
Interpublic Group of Cos., Inc.	6.25%	11/15/2014	285	243,675
Lamar Media Corp.†	6.625%	8/15/2015	350	342,125
Warner Music Group Corp.	7.375%	4/15/2014	500	387,500
Total				1,589,706
Metals/Mining (Excluding Steel) 1.90%
Aleris International, Inc.	10.00%	12/15/2016	1,200	978,000
Foundation PA Coal Co.	7.25%	8/1/2014	750	744,375

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2007

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Metals/Mining (Excluding Steel) (continued)
Freeport-McMoRan Copper & Gold	8.375%	4/1/2017	$2,025	$2,176,875
Noranda Aluminum, Inc. PIK†	8.738%#	5/15/2015	1,075	908,375
Peabody Energy Corp.	5.875%	4/15/2016	1,000	945,000
Peabody Energy Corp.	7.375%	11/1/2016	225	231,750
Total				5,984,375
Multi-Line Insurance 0.41%
Hub International Holdings, Inc.†	9.00%	12/15/2014	475	426,313
USI Holdings Corp.†	8.744%#	11/15/2014	1,000	860,000
Total				1,286,313
Non-Food & Drug Retailers 0.26%
Brookstone Company, Inc.	12.00%	10/15/2012	675	632,813
Harry & David Operations Corp.	9.00%	3/1/2013	200	185,000
Total				817,813
Oil Field Equipment & Services 2.01%
CGGVeritas (France)(c)	7.75%	5/15/2017	125	126,875
CHC Helicopter Corp. Class A (Canada)(c)	7.375%	5/1/2014	850	807,500
Complete Production Services, Inc.	8.00%	12/15/2016	1,200	1,167,000
Dresser-Rand Group Inc.	7.375%	11/1/2014	854	856,135
Grant Prideco, Inc.	6.125%	8/15/2015	1,000	1,050,000
Hornbeck Offshore Services, Inc., Series B	6.125%	12/1/2014	750	716,250
Key Energy Services, Inc.†	8.375%	12/1/2014	375	385,313
Pride International, Inc.	7.375%	7/15/2014	1,205	1,244,162
Total				6,353,235
Oil Refining & Marketing 0.32%
Tesoro Corp.	6.25%	11/1/2012	875	879,375
Tesoro Corp.	6.50%	6/1/2017	125	124,375
Total				1,003,750
Packaging 1.62%
Ball Corp.	6.625%	3/15/2018	950	945,250
Berry Plastics Holding Corp.	8.875%	9/15/2014	1,000	955,000
Crown Cork & Seal, Inc.	7.375%	12/15/2026	1,720	1,573,800
Owens-Brockway Glass Container Inc.	8.875%	2/15/2009	492	494,460
Vitro S.A. de C.V. (Mexico)(c)	9.125%	2/1/2017	1,250	1,156,250
Total				5,124,760

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2007

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pharmaceuticals 0.30%
Warner Chilcott Corp.	8.75%	2/1/2015	$910	$941,850
Printing & Publishing 1.60%
Deluxe Corp.	7.375%	6/1/2015	600	600,000
Dex Media West	9.875%	8/15/2013	536	558,780
Dex Media, Inc. (9.00% after 11/15/2008)**	Zero Coupon	11/15/2013	500	457,500
Idearc Inc.	8.00%	11/15/2016	2,000	1,845,000
R.H. Donnelley Corp.	8.875%	1/15/2016	1,000	940,000
R.H. Donnelley Corp.†	8.875%	10/15/2017	700	651,000
Total				5,052,280
Restaurants 0.65%
Denny's Corp./Denny's Holdings Inc.	10.00%	10/1/2012	1,000	966,250
Landry's Restaurants, Inc.	9.50%	12/15/2014	1,100	1,094,500
Total				2,060,750
Software/Services 1.88%
Ceridian Corp.†	11.25%	11/15/2015	400	372,000
First Data Corp.†	9.875%	9/24/2015	550	512,188
Open Solutions, Inc.†	9.75%	2/1/2015	600	549,750
SERENA Software, Inc.	10.375%	3/15/2016	750	742,500
SunGard Data Systems, Inc.	9.125%	8/15/2013	1,200	1,227,000
SunGard Data Systems, Inc.	10.25%	8/15/2015	600	616,500
Syniverse Technologies Inc.	7.75%	8/15/2013	1,250	1,212,500
Vangent, Inc.	9.625%	2/15/2015	800	690,000
Total				5,922,438
Steel Producers/Products 0.56%
AK Steel Holding Corp.	7.75%	6/15/2012	750	757,500
Algoma Acquisition Corp. (Canada)†(c)	9.875%	6/15/2015	500	412,500
Allegheny Ludlum Corp.	6.95%	12/15/2025	575	592,250
Total				1,762,250
Support: Services 2.46%
Aramark Corp.	8.50%	2/1/2015	1,000	1,017,500
Ashtead Capital Inc.†	9.00%	8/15/2016	475	422,750
Avis Budget Car Rental	7.625%	5/15/2014	2,000	1,920,000
FTI Consulting, Inc.	7.75%	10/1/2016	400	418,000

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2007

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Support: Services (continued)
Hertz Corp. (The)	8.875%	1/1/2014	$1,600	$1,630,000
Iron Mountain Inc.	7.75%	1/15/2015	800	818,000
NEFF Corp.	10.00%	6/1/2015	400	220,000
Rental Service Corp.	9.50%	12/1/2014	500	450,000
United Rentals North America, Inc.	7.75%	11/15/2013	1,000	870,000
Total				7,766,250
Telecommunications: Integrated/Services 4.06%
Cincinnati Bell, Inc.	8.375%	1/15/2014	2,500	2,450,000
Hughes Network Systems LLC	9.50%	4/15/2014	600	610,500
Intelsat, Ltd. (Bermuda)(c)	6.50%	11/1/2013	1,250	915,625
Intelsat, Ltd. (Bermuda)(c)	8.25%	1/15/2013	1,350	1,363,500
Intelsat, Ltd. (Bermuda)(c)	9.25%	6/15/2016	500	505,000
MasTec, Inc.	7.625%	2/1/2017	500	472,500
Nordic Telephone Holdings Co. (Denmark)†(c)	8.875%	5/1/2016	1,500	1,545,000
Qwest Capital Funding, Inc.	7.90%	8/15/2010	3,000	3,045,000
Windstream Corp.	7.00%	3/15/2019	2,000	1,915,000
Total				12,822,125
Telecommunications: Wireless 1.00%
Centennial Communications Corp.	10.00%	1/1/2013	650	679,250
Hellas II (Luxembourg)†(c)	10.993%#	1/15/2015	550	521,125
IPCS Inc. PIK	8.161%#	5/1/2014	500	465,000
Nextel Communications, Inc.	7.375%	8/1/2015	1,500	1,478,068
Total				3,143,443
Theaters & Entertainment 0.19%
AMC Entertainment, Inc.	8.00%	3/1/2014	625	590,625
Transportation (Excluding Air/Rail) 0.42%
Bristow Group Inc.	6.125%	6/15/2013	1,375	1,326,875
Total High Yield Corporate Bonds (cost $194,055,066)				187,018,740

See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2007

Investments	Interest Rate	Maturity Date	Shares (000)	Value
NON-CONVERTIBLE PREFERRED STOCK 0.17%
Federal National Mortgage Assoc. (cost $514,837)			21	$527,875
			Principal Amount (000)
U.S. TREASURY OBLIGATIONS 5.04%
U.S. Treasury Notes	5.00%	2/15/2011	$10,000	10,563,290
U.S. Treasury Notes	5.75%	8/15/2010	5,000	5,336,720
Total U.S. Treasury Obligations (cost $15,362,276)				15,900,010
Total Long-Term Investments (cost $291,699,702)				294,057,784
SHORT-TERM INVESTMENT 5.60%
Repurchase Agreement
Repurchase Agreement dated 12/31/2007, 3.38% due 1/2/2008 with State Street Bank & Trust Co. collateralized by $18,155,000 of U.S. Treasury Bills at 3.04% due 3/13/2008; value: $18,044,563; proceeds: $17,690,743 (cost $17,687,422)			17,687	17,687,422
Total Investments in Securities 98.77% (cost $309,387,124)				311,745,206
Other Assets in Excess of Liabilities 1.23%				3,880,240
Net Assets 100.00%				$315,625,446

  PIK  Payment-in-kind.

  *  Non-income producing security.

  **  Deferred interest debentures pay no interest for a stipulated number of years, after which they pay a predetermined interest rate.

  †  Security was purchased pursuant to Rule 144A under the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be resold to qualified institutional investors. Unless otherwise noted, 144A securities are deemed to be liquid.

  #  Variable rate security. The interest rate represents the rate at December 31, 2007.

  (a)  The notes were offered at an issue price of $395.02 per note with an interest rate of 1.4813% per year. Beginning January 16, 2009, the issuer will not pay any cash interest on the notes prior to maturity unless contingent cash interest becomes payable. Instead, on January 15, 2034, the maturity date of the notes, a holder will receive $1,000 per note.

  (b)  On the maturity date, the issuer will redeem the notes at their accreted principal price, which will be equal to 125.66% of principal amount at issuance. The "accreted principal price" of the note will be equal to the principal amount of the note at issuance plus accretion on the principal amount at issuance beginning January 15, 2011.

  (c)  Foreign security traded in U.S. dollars.

Industry classifications have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2007

ASSETS:
Investment in securities, at value (cost $309,387,124)	$311,745,206
Receivables:
Interest and dividends	4,671,551
Capital shares sold	405,601
From advisor (See Note 3)	17,523
Prepaid expenses and other assets	3,627
Total assets	316,843,508
LIABILITIES:
Payables:
Capital shares reacquired	654,981
Management fee	127,693
Investment securities purchased	125,031
Directors' fees	26,062
Fund administration	10,247
Accrued expenses and other liabilities	274,048
Total liabilities	1,218,062
NET ASSETS	$315,625,446
COMPOSITION OF NET ASSETS:
Paid-in capital	$314,378,608
Distributions in excess of net investment income	(875,587)
Accumulated net realized loss on investments	(235,657)
Net unrealized appreciation on investments	2,358,082
Net Assets	$315,625,446
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	26,824,741
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$11.77

See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2007

Investment income:
Dividends	$611,085
Interest and other	18,531,533
Total investment income	19,142,618
Expenses:
Management fee	1,456,749
Shareholder servicing	1,042,414
Fund administration	116,540
Reports to shareholders	75,845
Professional	46,539
Custody	11,135
Directors' fees	10,584
Other	3,723
Gross expenses	2,763,529
Expense reductions (See Note 7)	(14,276)
Expenses assumed by advisor (See Note 3)	(127,862)
Net expenses	2,621,391
Net investment income	16,521,227
Net realized and unrealized gain:
Net realized gain on investments	4,687,328
Net change in unrealized appreciation on investments	(4,175,566)
Net realized and unrealized gain	511,762
Net Increase in Net Assets Resulting From Operations	$17,032,989

See Notes to Financial Statements.

Statements of Changes in Net Assets

INCREASE IN NET ASSETS	For The Year Ended December 31, 2007	For The Year Ended December 31, 2006
Operations:
Net investment income	$16,521,227	$12,729,987
Net realized gain on investments	4,687,328	1,877,023
Net change in unrealized appreciation on investments	(4,175,566)	6,797,430
Net increase in net assets resulting from operations	17,032,989	21,404,440
Distributions to shareholders from:
Net investment income	(19,067,092)	(14,674,655)
Net realized gain	(1,031,264)	–
Total distributions to shareholders	(20,098,356)	(14,674,655)
Capital share transactions (See Note 10):
Proceeds from sales of shares	81,323,928	81,888,925
Reinvestment of distributions	20,098,356	14,674,655
Cost of shares reacquired	(39,911,382)	(58,390,303)
Net increase in net assets resulting from capital share transactions	61,510,902	38,173,277
Net increase in net assets	58,445,535	44,903,062
NET ASSETS:
Beginning of year	$257,179,911	$212,276,849
End of year	$315,625,446	$257,179,911
Distributions in excess of net investment income	$(875,587)	$(1,099,744)

See Notes to Financial Statements.

Financial Highlights

	Year Ended 12/31
	2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of year	$11.84	$11.49	$12.05	$11.90	$10.58
Investment operations:
Net investment income(a)	.70	.63	.60	.64	.67
Net realized and unrealized gain (loss)	.03	.44	(.44)	.30	1.23
Total from investment operations	.73	1.07	.16	.94	1.90
Distributions to shareholders from:
Net investment income	(.76)	(.72)	(.59)	(.64)	(.48)
Net realized gain	(.04)	–	(.13)	(.15)	(.10)
Total distributions	(.80)	(.72)	(.72)	(.79)	(.58)
Net asset value, end of year	$11.77	$11.84	$11.49	$12.05	$11.90
Total Return(b)	6.19%	9.33%	1.31%	7.89%	18.01%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.90%	.91%	.90%	.90%	.90%
Expenses, including expense reductions and expenses assumed	.90%	.90%	.90%	.90%	.90%
Expenses, excluding expense reductions and expenses assumed	.95%	.96%	.94%	.98%	.99%
Net investment income	5.67%	5.31%	5.00%	5.30%	5.78%
Supplemental Data:
Net assets, end of year (000)	$315,625	$257,180	$212,277	$138,201	$96,185
Portfolio turnover rate	34.04%	37.88%	47.33%	44.01%	44.40%

(a) Calculated using average shares outstanding during the period.

(b) Total assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Notes to Financial Statements

1. ORGANIZATION

Lord Abbett Series Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company, incorporated under Maryland law in 1989. The Company consists of eight separate portfolios. This report covers Bond-Debenture Portfolio (the "Fund"). The Fund is diversified as defined under the Act.

The investment objective of the Fund is to seek high current income and the opportunity for capital appreciation to produce a high total return. The Fund offers Variable Contract class shares ("Class VC Shares") which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts issued by life insurance and insurance-related companies.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. SIGNIFICANT ACCOUNTING POLICIES

(a)  Investment Valuation–Securities traded on any recognized U.S. or non-U.S. exchange or on NASDAQ, Inc. are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued at the mean between the bid and asked prices on the basis of prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and electronic data processing techniques. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b)  Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)  Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

(d)  Federal Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

(e)  Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis.

Notes to Financial Statements (continued)

(f)  Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(g)  When-Issued Transactions–The Fund may purchase securities on a when-issued or forward basis. When-issued, forward transactions or to-be-announced ("TBA") transactions involve a commitment by a fund to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund's custodian in order to pay for the commitment. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and value of the security in determining its net asset value. The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fees

The Company has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investment portfolio.

The management fee is based on the Fund's average daily net assets at the following annual rates:

First $1 billion	.50%
Over $1 billion	.45%

For the year ended December 31, 2007, the effective management fee paid to Lord Abbett was at a rate of .50% of the Fund's average daily net assets.

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets.

For the period January 1, 2007 through April 30, 2008, Lord Abbett contractually agreed to reimburse the Fund to the extent necessary so that the Fund's expenses (excluding management fee) do not exceed an annual rate of .40% of average daily net assets.

Notes to Financial Statements (continued)

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the Fund's average daily net asset value ("NAV") of the Class VC Shares held in the insurance company's separate account to service and maintain the Variable Contract owners' accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the year ended December 31, 2007, the Fund incurred expenses of $1,019,725 for such services arrangements, which have been included in Shareholder Servicing Expense on the Statement of Operations.

Two Directors and certain of the Company's officers have an interest in Lord Abbett.

4. DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2007 and 2006 are as follows:

	12/31/2007	12/31/2006
Distributions paid from:
Ordinary income	$19,067,092	$14,674,655
Net long-term capital gains	1,031,264	-
Total distributions paid	$20,098,356	$14,674,655

As of December 31, 2007, the components of accumulated earnings on a tax-basis are as follows:

Undistributed ordinary income - net	$281,824
Undistributed long-term capital gains	808,566
Total undistributed earnings	$1,090,390
Temporary differences	(26,062)
Unrealized gains - net	182,510
Total accumulated earnings - net	$1,246,838

As of December 31, 2007, the aggregate unrealized security gains and losses based on cost for U.S. Federal income tax purposes are as follows:

Tax cost	$311,562,696
Gross unrealized gain	10,027,408
Gross unrealized loss	(9,844,898)
Net unrealized security gain	$182,510

Notes to Financial Statements (continued)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain securities, wash sales, and amortization.

Permanent items identified during the fiscal year ended December 31, 2007 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss
$2,770,022	$(2,770,022)

The permanent differences are attributable to the tax treatment of amortization, certain securities, and paydown gains and losses.

5. PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2007 are as follows:

U.S. Government Purchases*	Non-U.S. Government Purchases	U.S. Government Sales*	Non-U.S. Government Sales
$18,981,365	$128,365,053	$2,746,507	$91,789,981

* Includes U.S. Government sponsored enterprises securities.

6. DIRECTORS' REMUNERATION

The Company's officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, Directors' fees. The deferred amounts are treated as though equivalent dollar amounts have been invested proportionately in the funds. Such amounts and earnings accrued thereon are included in Directors' fees on the Statement of Operations and in Directors' fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. Federal income tax purposes until such amounts are paid.

7. EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

8. CUSTODIAN AND ACCOUNTING AGENT

State Street Bank & Trust Company ("SSB") is the Fund's custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund's NAV.

Notes to Financial Statements (continued)

9. INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in debt securities. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of debt securities are likely to decline; when rates fall, such prices tend to rise. Longer-term securities are usually more sensitive to interest rate changes. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with high yield bonds (sometimes called "lower-rated debt securities" or "junk bonds") in which the Fund may invest. Some issuers, particularly of high yield bonds, may default as to principal and/or interest payments after the Fund purchases its securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. High yield securities are subject to greater price fluctuations, as well as additional risks. The mortgage-related securities in which the Fund may invest may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults, and changes in prevailing interest rates. These changes can affect the value, income and/or liquidity of such positions. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive the Fund of income payments above current market rates. The prepayment rate will affect the price and volatility of a mortgage-related security. Some of these securities may be those of such government sponsored enterprises as Federal Home Loan Mortgage Corporation and Federal National Mortgage Association. Such securities are guaranteed with respect to the timely payment of interest and principal by the particular Government sponsored enterprise involved, not by the U.S. Government.

The Fund may invest up to 20% of its net assets in equity securities which may subject it to the general risks and considerations associated with investing in equity securities. The value of an investment will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the Fund invests.

The Fund may invest up to 20% of its net assets in foreign securities, which may present increased market, liquidity, currency, political, information and other risks.

These factors can affect the Fund's performance.

10. SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock are as follows:

	Year Ended December 31, 2007	Year Ended December 31, 2006
Shares sold	6,634,215	6,860,392
Reinvestment of distributions	1,710,498	1,241,511
Shares reacquired	(3,250,425)	(4,839,171)
Increase	5,094,288	3,262,732

11. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. Effective

Notes to Financial Statements (concluded)

June 29, 2007, the Fund has adopted FIN 48. The adoption of FIN 48 has not resulted in a material impact on the Fund's net assets, results of operations and financial statement disclosures. The Fund files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Fund's tax returns remain open for examination for the years ended December 31, 2004 through December 31, 2007.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on each Fund's financial statement disclosures.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
Lord Abbett Series Fund, Inc. — Bond-Debenture Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Lord Abbett Series Fund, Inc. – Bond-Debenture Portfolio (the "Fund") as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Series Fund, Inc. – Bond-Debenture Portfolio as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 14, 2008

Basic Information About Management

The Board of Directors (the "Board") is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Company's investment adviser.

Interested Directors

The following Directors are Partners of Lord Abbett and are "interested persons" of the Company as defined in the Act. Mr. Dow and Ms. Foster are officers, directors, or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 51 portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1995; and Chairman since 1996	Senior Partner since 2007 and Chief Executive Officer of Lord Abbett since 1996; formerly Managing Partner of Lord Abbett (1996 - 2007).	N/A

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director since 2006	Managing Partner since 2007; formerly Director of Marketing and Client Service of Lord Abbett (1990 - 2007).	N/A

Independent Directors

The following independent or outside Directors ("Independent Directors") are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 51 portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994	Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000); Acting Chief Executive Officer of Courtroom Television Network (1997 - 1998); President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 - 1997).	Currently serves as director of Crane Co. and Huttig Building Products Inc.

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
William H.T. Bush Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Director since 1998	Co-founder and Chairman of the Board of the financial advisory firm of Bush-O'Donnell & Company (since 1986).	Currently serves as director of WellPoint, Inc. (since 2002).

Robert B. Calhoun, Jr. c/o Legal Dept. Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Managing Director of Monitor Clipper Partners (since 1997) and President of Clipper Asset Management Corp. (since 1991), both private equity investment funds.	Currently serves as director of Avondale, Inc. and Interstate Bakeries Corp.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Owner and CEO of The Hill Company, a business consulting firm (since 1998); Founder, President and Owner of the Hiram-Hill and Hillsdale Development Company, a residential real estate development firm (1998 - 2000).	Currently serves as director of WellPoint, Inc. since 1994 and Lend Lease Corporation Limited since 2005.

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Advisor of One Equity Partners, a private equity firm (since 2004); Chief Executive Officer of Houlihan Lokey Howard & Zukin, an investment bank (2002 - 2003); Chairman of Warburg Dillon Read, an investment bank (1999 - 2001); Global Head of Corporate Finance of SBC Warburg Dillon Read (1997 - 1999); Chief Executive Officer of Dillon, Read & Co. (1994 - 1997).	Currently serves as director of Molson Coors Brewing Company.

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1989	Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996); President of Spencer Stuart (1979-1996).	Currently serves as director of Ace, Ltd. (since 1997) and Hewitt Associates, Inc.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	CEO of Tullis-Dickerson and Co. Inc, a venture capital management firm (since 1990).	Currently serves as director of Crane Co. (since 1998).

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1995	Senior Partner since 2007 and Chief Executive Officer of Lord Abbett since 1996; formerly Managing Partner of Lord Abbett (1996 - 2007).

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner since 2007; formerly Director of Marketing and Client Service of Lord Abbett (1990 - 2007).

Sholom Dinsky* (1944)	Executive Vice President	Elected in 2003	Partner and Investment Manager, joined Lord Abbett in 2000.

Robert P. Fetch (1953)	Executive Vice President	Elected in 2003	Partner and Senior Investment Manager, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director of Large Cap Core Equity, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2007	Partner and Chief Investment Officer; formerly Director of Taxable Fixed Income Management, joined Lord Abbett in 1997.

Howard E. Hansen (1961)	Executive Vice President	Elected in 1999	Partner and Investment Manager, joined Lord Abbett in 1995.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Investment Manager, joined Lord Abbett in 2003; formerly Director and Portfolio Manager at Warburg Pincus Asset Management and Credit Suisse Asset Management (2002 – 2003); prior thereto Associate Portfolio Manager of Credit Suisse Asset Management.

* Effective March 31, 2008, Mr. Dinsky will retire from Lord Abbett.

Basic Information About Management (continued)

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
Frederick Ruvkun (1957)	Executive Vice President	Elected in 2006	Investment Manager, joined Lord Abbett in 2006; formerly served as Managing Director and Leader of the Small Cap Growth Team and a Portfolio Manager of SMID Growth Assets at J & W Seligman & Company.

Eli M. Salzmann (1964)	Executive Vice President	Elected in 1999	Partner and Director of Large Cap Value Equity Management, joined Lord Abbett in 1997.

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director of High Yield & Convertible Management, joined Lord Abbett in 1987.

Edward K. von der Linde (1960)	Executive Vice President	Elected in 1999	Partner and Investment Manager, joined Lord Abbett in 1988.

Eileen K. Banko (1967)	Vice President	Elected in 1999	Equity Analyst, joined Lord Abbett in 1990.

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

David G. Builder (1954)	Vice President	Elected in 1999	Equity Analyst, joined Lord Abbett in 1998.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004; Managing Director and Associate General Counsel at New York Life Investment Management LLC (2002 - 2003); attorney at Dechert LLP (2000 - 2002).

Michael S. Goldstein (1968)	Vice President	Elected in 1999	Partner and Investment Manager, joined Lord Abbett in 1997.

Gerard S. E. Heffernan, Jr. (1963)	Executive Vice President	Elected in 2003	Partner and Investment Manager, joined Lord Abbett in 1998.

Ellen G. Itskovitz (1957)	Vice President	Elected in 2001	Partner and Senior Research Analyst, joined Lord Abbett in 1998.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Maren Lindstrom (1962)	Vice President	Elected in 2001	Partner and Investment Manager, joined Lord Abbett in 2000.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director of Equity Trading, joined Lord Abbett in 1983.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Senior Deputy General Counsel; joined Lord Abbett in 2007; formerly, Executive Vice President and General Counsel at Cohen & Steers Capital Management, Inc.

Paul J. Volovich (1973)	Vice President	Elected in 2005	Investment Manager, joined Lord Abbett in 1997.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Director of Fund Administration, joined Lord Abbett in 2003; formerly Vice President, Lazard Asset Management LLC.

Please call 888-522-2388 for a copy of the Statement of Additional Information (SAI), which contains further information about the Company's Directors. It is available free upon request.

Approval of Advisory Contract

At meetings held on December 12 and 13, 2007, the Board, including all of the Directors who are not interested persons of the Fund or Lord Abbett, considered whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. The Board also took into account its familiarity with Lord Abbett gained through its previous meetings and discussions, and the examination of the portfolio management team conducted by members of the Contracts Committee during the year.

The materials received by the Board included, but were not limited to, (1) information provided by Lipper Analytical Services, Inc. regarding the investment performance of the Fund compared to the investment performance of one or more groups of funds with substantially similar investment objectives (the "performance universe") and to the investment performance of an appropriate securities index (if such an index existed), for various time periods each ended September 30, 2007, (2) information on the effective management fee rates and expense ratios for one or more groups of funds with similar objectives and of similar size (the "peer expense group"), (3) sales and redemption information for the Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of the Fund, and (7) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett's commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance and Compliance. The Board reviewed the Fund's investment performance in relation to that of the performance universe, both in terms of total return and in terms of other statistical measures. The Board observed that the Fund's investment performance was in the first quintile of its performance universe for the nine-month and one-year periods, in the third quintile for the three-year period, and in the fifth quintile for the five-year period. The Board also observed that the investment performance of the Fund was above that of the Lipper VUF High Current Yield Index for the nine-month and one-year periods and below that of the Index for the three- and five-year periods. The Board also noted that the Fund's investment objective, strategy, and investment team were identical to those of the Lord Abbett Bond-Debenture Fund and accordingly considered the long-term performance of that Fund. The Board observed that the performance of the Class A shares of the Bond-Debenture Fund was in the second quintile of two different performance universes and above that of two relevant Lipper indices for the ten-year period.

Lord Abbett's Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover rates of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett's supervision of third party service providers, including the Fund's transfer agent and custodian.

Expenses. The Board considered the expense levels of the Fund and the expense levels of the peer expense group. It also considered the amount and nature of the fees paid by shareholders. The Board noted that it and Lord Abbett had agreed to an expense reimbursement agreement for the Fund that limited all expenses other than management fees to 0.40%, resulting in a total expense ratio of 0.90%, and that Lord Abbett proposed to enter into a new expense reimbursement agreement that would limit all expenses other than management fees to 0.35%. The Board observed that the contractual and actual management and administrative services fees were approximately eleven basis points below the median of the peer group. The Board observed that at September 30, 2007 the total expense ratio was approximately eight basis points below the median of the peer group.

Profitability. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board recognized that Lord Abbett's profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board noted that Lord Abbett's profitability had increased in recent years, in part due to an increase in assets under management, but concluded that Lord Abbett's profitability overall and as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing advisory fee schedule, with its breakpoints in the level of the advisory fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that Lord Abbett Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees from the Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. The Board observed that, in addition, Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectuses of the Funds, has entered into revenue sharing arrangements with certain entities that distribute shares of the Funds.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund's Prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Record

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund's portfolio securities, and information on how Lord Abbett voted each Fund's proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett's website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

Tax Information

For corporate shareholders, 1.15% of the ordinary income distribution paid by the Fund during the fiscal year ended December 31, 2007 qualified for the dividends received deduction.

Additionally, of the distributions paid to shareholders during the fiscal year ended December 31, 2007, $1,031,264 represents long-term capital gains.

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LASFBD-2-1207

(02/08)

Lord Abbett Series Fund, Inc.

Bond-Debenture Portfolio

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.

2007

LORD ABBETT ANNUAL REPORT

Lord Abbett

Series Fund—Growth and
Income Portfolio

For the fiscal year ended December 31, 2007

Lord Abbett Series Fund — Growth and Income Portfolio

Annual Report

For the fiscal year ended December 31, 2007

Dear Shareholders: We are pleased to provide you with this overview of the Lord Abbett Series Fund – Growth and Income Portfolio's performance for the year ended December 31, 2007. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries by the Fund's portfolio managers.

General information about Lord Abbett mutual funds, as well as in-depth discussion of market trends and investment strategies, is also provided in Lord Abbett Insights, a newsletter accompanying your quarterly account statements. We also encourage you to call Lord Abbett at 888-522-2388 and speak to one of our professionals if you would like more information.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow
Chairman

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Q: What were the overall market conditions during the year ended December 31, 2007?

A: Despite a notable rise in volatility during the year, which included three significant corrections, the equity market, as measured by the S&P 500® Index,1 gained a total return of 5.49% in 2007. Supporting the market on the upside was the fact that, relative to other securities, namely Treasury bonds, equities were substantially undervalued. Demand was supported by ample liquidity in the financial system (M2 – a broad measure of the supply of money, including currency, checking and savings accounts – expanded at its fastest pace in four years). On the downside, a crisis in the U.S. subprime mortgage market increased the uncertainty in the market. These disparate factors created a seesaw effect in the market.

1

Like the equity market, the economy progressed at an uneven pace during 2007, growing only 0.6% in the first quarter. The pace of economic activity rebounded in the second and third quarters, delivering growth of 3.8% and 4.9%, respectively, only to moderate significantly in the fourth quarter, as banks – burdened by a deterioration in their balance sheets – tightened lending standards while a constant wave of negative news sapped both business and consumer sentiment.

Q: How did the Growth and Income Portfolio perform during the year ended December 31, 2007?

A: The Fund returned 3.44%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the S&P 500 Index, which returned 5.49% over the same period.

Q: What were the most significant factors affecting performance?

A: The largest detractors from the Fund's performance relative to its benchmark for the one-year period were the information technology sector, the energy sector (owing to an underweight position), and the industrials sector.

Among the individual holdings that detracted from performance were financials holdings Citigroup, Inc. (the Fund's number-one detractor), a diversified financial services holding company, Morgan Stanley, a worldwide diversified financial services provider, and Fannie Mae, an issuer and seller of guaranteed mortgage-backed securities to facilitate housing ownership for low to middle-income Americans; consumer discretionary holding IAC/InterActive Corp., an Internet commerce company; and healthcare holding Boston Scientific Corp., a developer of minimally invasive medical devices.

The strongest contributors to the Fund's relative performance were the materials sector, the consumer discretionary sector (owing to an underweight position), and the financials sector.

Among the individual holdings that contributed to performance were materials holdings Monsanto Co. (the Fund's number-one contributor)., a provider of technology-based solutions and agricultural products for growers and downstream customers in the agricultural markets, and Freeport-McMoRan Copper & Gold, Inc., a global miner and miller of copper, gold, and silver; financials holding The Bank of New York Mellon Corp., a provider of financial and securities services; energy holding ExxonMobil Corp., a worldwide operator of petroleum and petrochemicals businesses; and telecommunications services holding AT&T Inc., a communications services provider.

The Fund's portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

2

A prospectus contains important information about a fund, including its investment objectives, risks, charges, and ongoing expenses, which an investor should carefully consider before investing. To obtain a prospectus on any Lord Abbett mutual fund, please contact your investment professional or Lord Abbett Distributor LLC at 888-522-2388 or visit our Website at www.lordabbett.com. Read the prospectus carefully before investing.

1  The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end by calling Lord Abbett at 888-522-2388 or referring to our Website at www.lordabbett.com.

The views of the Fund's management and the portfolio holdings described in this report are as of December 31, 2007; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund's prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks, including possible loss of principal amount invested.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell 1000® Value Index, the S&P 500/Citigroup Value Index and the S&P 500® Index, assuming reinvestment of all dividends and distributions. The Fund's shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Return for the Periods Ended December 31, 2007

	1 Year	5 Years	10 Years
Class VC	3.44%	13.07%	7.99%

1  Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index is not necessarily representative of the Fund's performance.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund's services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 through December 31, 2007).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses Paid During the Period 7/1/07 – 12/31/07" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period†
	7/1/07	12/31/07	7/1/07 – 12/31/07
Class VC
Actual	$1,000.00	$981.50	$4.40
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.73	$4.48

†  Expenses are equal to the Fund's annualized expense ratio of 0.88%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2007

Sector*	%**
Auto & Transportation	1.86%
Consumer Discretionary	8.41%
Consumer Staples	12.21%
Financial Services	22.47%
Healthcare	9.83%
Integrated Oils	5.57%
Materials & Processing	6.65%
Other	4.80%
Other Energy	2.32%
Producer Durables	2.58%
Technology	10.62%
Utilities	8.10%
Short-Term Investment	4.58%
Total	100.00%

  *  A sector may comprise several industries.

**  Represents percent of total investments.

6

Schedule of Investments

December 31, 2007

Investments	Shares	Value (000)
LONG-TERM INVESTMENTS 95.94%
COMMON STOCKS 95.63%
Aerospace 0.50%
Rockwell Collins, Inc.	167,884	$12,083
Agriculture, Fishing & Ranching 1.60%
Monsanto Co.	345,023	38,536
Air Transportation 1.02%
Delta Air Lines, Inc.*	1,649,721	24,564
Automobiles 0.15%
General Motors Corp.	148,000	3,684
Banks 5.92%
JPMorgan Chase & Co.	1,400,918	61,150
Marshall & Ilsley Corp.	184,823	4,894
PNC Financial Services Group, Inc. (The)	365,300	23,982
SunTrust Banks, Inc.	227,469	14,215
Wells Fargo & Co.	1,268,400	38,293
Total		142,534
Beverage: Soft Drinks 4.25%
Coca-Cola Co. (The)	788,117	48,367
Coca-Cola Enterprises Inc.	2,069,503	53,869
Total		102,236
Biotechnology Research & Production 0.77%
Amgen Inc.*	398,000	18,483
Chemicals 0.70%
Praxair, Inc.	188,689	16,739
Communications & Media 0.65%
Time Warner, Inc.	952,438	15,725
Communications Technology 2.13%
Cisco Systems, Inc.*	162,509	4,399
Corning, Inc.	391,000	9,380

Investments	Shares	Value (000)
Juniper Networks, Inc.*	595,900	$19,784
QUALCOMM Inc.	451,200	17,755
Total		51,318
Computer Services, Software & Systems 3.96%
Microsoft Corp.	1,542,000	54,895
Oracle Corp.*	1,796,400	40,563
Total		95,458
Computer Technology 4.10%
Hewlett-Packard Co.	880,785	44,462
NVIDIA Corp.*	180,600	6,144
Sun Microsystems, Inc.*	2,659,517	48,217
Total		98,823
Consumer Electronics 0.39%
Yahoo! Inc.*	399,900	9,302
Copper 1.00%
Freeport-McMoRan Copper & Gold Inc.	235,984	24,174
Diversified Financial Services 9.15%
American Express Co.	104,100	5,415
Bank of New York Mellon Corp. (The)	2,212,308	107,872
Citigroup, Inc.	1,413,973	41,627
Merrill Lynch & Co., Inc.	532,500	28,585
MetLife Inc.	184,046	11,341
Morgan Stanley	481,400	25,567
Total		220,407
Drug & Grocery Store Chains 2.39%
Kroger Co. (The)	723,881	19,335
Safeway Inc.	132,100	4,519
SUPERVALU INC.	898,637	33,717
Total		57,571
Drugs & Pharmaceuticals 7.40%
Abbott Laboratories	1,060,873	59,568
Bristol-Myers Squibb Co.	904,254	23,981

See Notes to Financial Statements.
7

Schedule of Investments (continued)

December 31, 2007

Investments	Shares	Value (000)
Drugs & Pharmaceuticals (continued)
Eli Lilly & Co.	419,300	$22,386
Schering-Plough Corp.	290,000	7,726
Teva Pharmaceutical Industries Ltd. ADR	995,267	46,260
Wyeth	410,864	18,156
Total		178,077
Electrical Equipment & Components 1.84%
Emerson Electric Co.	782,634	44,344
Electronics: Semi-Conductors/Components 0.48%
Altera Corp.	475,300	9,183
Avnet, Inc.*	66,800	2,336
Total		11,519
Energy: Miscellaneous 0.20%
Valero Energy Corp.	68,800	4,818
Financial Data Processing Services & Systems 0.40%
Paychex, Inc.	47,000	1,702
Western Union Co.	328,500	7,976
Total		9,678
Financial: Miscellaneous 2.62%
Federal National Mortgage Assoc.	1,575,846	63,002
Foods 2.87%
General Mills, Inc.	129,900	7,404
Kraft Foods, Inc. Class A	1,615,897	52,727
Wm. Wrigley Jr. Co.	154,600	9,052
Total		69,183
Gold 1.62%
Barrick Gold Corp. (Canada)(a)	928,905	39,060
Health & Personal Care 1.41%
CVS Caremark Corp.	855,301	33,998

Investments	Shares	Value (000)
Insurance: Life 0.65%
Prudential Financial, Inc.	168,500	$15,677
Insurance: Multi-Line 2.68%
American International Group, Inc.	333,735	19,457
Aon Corp.	754,995	36,005
Hartford Financial Services Group, Inc. (The)	103,300	9,007
Total		64,469
Leisure Time 0.20%
Carnival Corp. Unit	109,700	4,881
Machinery: Construction & Handling 0.25%
Caterpillar Inc.	81,710	5,929
Machinery: Oil Well Equipment & Services 1.22%
Schlumberger Ltd. (Netherlands)(a)	218,572	21,501
Smith International Inc.	105,490	7,790
Total		29,291
Metals & Minerals Miscellaneous 0.24%
Companhia Vale do Rio Doce ADR	174,200	5,691
Milling: Fruit & Grain Processing 1.54%
Archer Daniels Midland Co.	799,100	37,102
Multi-Sector Companies 4.82%
3M Co.	48,800	4,115
Eaton Corp.	127,988	12,408
General Electric Co.	2,686,286	99,581
Total		116,104
Oil: Crude Producers 0.92%
Devon Energy Corp.	147,018	13,071
XTO Energy Inc.	174,975	8,987
Total		22,058

See Notes to Financial Statements.
8

Schedule of Investments (continued)

December 31, 2007

Investments	Shares	Value (000)
Oil: Integrated Domestic 0.66%
Occidental Petroleum Corp.	206,200	$15,875
Oil: Integrated International 4.94%
Chevron Corp.	157,900	14,737
ExxonMobil Corp.	1,021,955	95,747
Marathon Oil Corp.	138,600	8,435
Total		118,919
Radio & TV Broadcasters 0.40%
News Corp., Class B	453,563	9,638
Rental & Leasing Services: Consumer 1.14%
Hertz Global Holdings, Inc.*	1,722,865	27,376
Retail 1.52%
Kohl's Corp.*	356,700	16,337
Wal-Mart Stores, Inc.	425,692	20,233
Total		36,570
Securities Brokerage & Services 1.17%
Charles Schwab Corp. (The)	1,101,900	28,154
Services: Commercial 3.02%
IAC/InterActiveCorp.*	2,410,150	64,881
Waste Management, Inc.	238,624	7,796
Total		72,677
Soaps & Household Chemicals 2.50%
Colgate-Palmolive Co.	148,400	11,569
Procter & Gamble Co. (The)	661,269	48,551
Total		60,120
Textiles Apparel Manufacturers 1.14%
J. Crew Group, Inc.*	568,029	27,385
Tobacco 0.27%
Altria Group, Inc.	84,600	6,394

Investments	Shares	Value (000)
Transportation: Miscellaneous 0.70%
United Parcel Service, Inc., Class B	238,300	$16,853
Utilities: Electrical 3.82%
FPL Group, Inc.	273,715	18,552
PG&E Corp.	553,622	23,856
PPL Corp.	466,845	24,318
Progress Energy, Inc.	521,842	25,273
Total		91,999
Utilities: Gas Distributors 1.15%
Sempra Energy	176,500	10,922
Spectra Energy Corp.	654,011	16,886
Total		27,808
Utilities: Telecommunications 3.16%
AT&T, Inc.	1,485,360	61,732
Verizon Communications, Inc.	330,200	14,426
Total		76,158
Total Common Stocks (cost $2,134,635,303)		2,302,444
CONVERTIBLE PREFERRED STOCK 0.31%
Drugs & Pharmaceuticals
Mylan Inc., 6.50% (cost $7,346,000)	7,346	7,465
Total Long-Term Investments (cost $2,141,981,303)		2,309,909

See Notes to Financial Statements.
9

Schedule of Investments (concluded)

December 31, 2007

Investments	Principal Amount (000)	Value (000)
SHORT-TERM INVESTMENT 4.60%
Repurchase Agreement
Repurchase Agreement dated 12/31/2007, 3.38% due 1/2/2008 with State Street Bank & Trust Co. collateralized by $115,000,000 of U.S. Treasury Bills at 3.16% due 6/12/2008; value: $113,275,000; proceeds: $110,838,877 (cost $110,818,067)	$110,818	$110,818
Total Investments in Securities 100.54% (cost $2,252,799,370)		2,420,727
Liabilities in Excess of Other Assets (0.54%)		(13,065)
Net Assets 100.00%		$2,407,662

ADR  American Depositary Receipt.

Unit  More than one class of securities traded together.

  *  Non-income producing security.

  (a)  Foreign security traded in U.S. dollars.

Industry classifications have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.
10

Statement of Assets and Liabilities

December 31, 2007

ASSETS:
Investment in securities, at value (cost $2,252,799,370)	$2,420,726,845
Receivables:
Capital shares sold	6,836,802
Interest and dividends	2,146,850
Investment securities sold	76,009
Prepaid expenses and other assets	26,418
Total assets	2,429,812,924
LIABILITIES:
Payables:
Investment securities purchased	16,145,360
Capital shares reacquired	2,877,817
Management fee	923,765
Directors' fees	164,016
Fund administration	78,280
Accrued expenses and other liabilities	1,962,117
Total liabilities	22,151,355
NET ASSETS	$2,407,661,569
COMPOSITION OF NET ASSETS:
Paid-in capital	$2,236,158,815
Distributions in excess of net investment income	(164,016)
Accumulated net realized gain on investments	3,739,295
Net unrealized appreciation on investments	167,927,475
Net Assets	$2,407,661,569
Outstanding shares (200 million shares of common stock authorized, $.001 par value)	86,266,792
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$27.91

See Notes to Financial Statements.
11

Statement of Operations

For the Year Ended December 31, 2007

Investment income:
Dividends (net of foreign withholding taxes of $419,914)	$44,219,730
Interest	5,215,553
Total investment income	49,435,283
Expenses:
Management fee	10,857,439
Shareholder servicing	7,786,991
Fund administration	920,661
Reports to shareholders	408,678
Directors' fees	84,086
Professional	72,111
Custody	62,714
Registration	85
Other	29,270
Gross expenses	20,222,035
Expense reductions (See Note 8)	(58,780)
Net expenses	20,163,255
Net investment income	29,272,028
Net realized and unrealized gain (loss):
Net realized gain on investments	148,135,991
Net realized gain on redemptions in-kind (See Note 6)	33,328,090
Net change in unrealized appreciation on investments	(138,295,014)
Net realized and unrealized gain	43,169,067
Net Increase in Net Assets Resulting From Operations	$72,441,095

See Notes to Financial Statements.
12

Statements of Changes in Net Assets

INCREASE IN NET ASSETS	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
Operations:
Net investment income	$29,272,028	$25,608,329
Net realized gain on investments	148,135,991	86,879,108
Net realized gain on redemptions in-kind (See Note 6)	33,328,090	9,914,641
Net change in unrealized appreciation on investments	(138,295,014)	174,822,963
Net increase in net assets resulting from operations	72,441,095	297,225,041
Distributions to shareholders from:
Net investment income	(29,762,293)	(25,431,853)
Net realized gain	(164,122,518)	(68,149,530)
Total distributions to shareholders	(193,884,811)	(93,581,383)
Capital share transactions (See Note 11):
Proceeds from sales of shares	619,414,527	493,576,984
Reinvestment of distributions	193,884,811	93,581,383
Cost of shares reacquired	(170,057,746)	(159,328,918)
Cost of redemptions in-kind (See Note 6)	(267,516,086)	(70,919,710)
Net increase in net assets resulting from capital share transactions	375,725,506	356,909,739
Net increase in net assets	254,281,790	560,553,397
NET ASSETS:
Beginning of year	$2,153,379,779	$1,592,826,382
End of year	$2,407,661,569	$2,153,379,779
Undistributed (distributions in excess of) net investment income	$(164,016)	$293,628

See Notes to Financial Statements.
13

Financial Highlights

	Year Ended 12/31
	2007		2006		2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of year	$29.34		$26.16		$27.18	$24.52	$18.83
Investment operations:
Net investment income(a)	.39		.39		.29	.27	.20
Net realized and unrealized gain	.64		4.12		.60	2.83	5.64
Total from investment operations	1.03		4.51		.89	3.10	5.84
Distributions to shareholders from:
Net investment income	(.38)		(.36)		(.27)	(.22)	(.15)
Net realized gain	(2.08)		(.97)		(1.64)	(.22)	–
Total distributions	(2.46)		(1.33)		(1.91)	(.44)	(.15)
Net asset value, end of year	$27.91		$29.34		$26.16	$27.18	$24.52
Total Return(b)	3.44%		17.27%		3.25%	12.65%	31.01%
Ratios to Average Net Assets:
Expenses, including expense reductions	.88%		.87%		.91%	.89%	.85%
Expenses, excluding expense reductions	.88%		.87%		.91%	.89%	.85%
Net investment income	1.27%		1.38%		1.11%	1.05%	.93%
Supplemental Data:
Net assets, end of year (000)	$2,407,662		$2,153,380		$1,592,826	$1,176,597	$644,983
Portfolio turnover rate	91.72	%(c)	51.65	%(c)	46.71%	27.91%	31.16%

(a) Calculated using average shares outstanding during the year.

(b) Total return assumes the reinvestment of all distributions.

(c) Includes portfolio securities delivered as a result of redemptions in-kind transactions.

See Notes to Financial Statements.
14

Notes to Financial Statements

1. ORGANIZATION

Lord Abbett Series Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company, incorporated under Maryland law in 1989. The Company consists of eight separate portfolios. This report covers Growth and Income Portfolio (the "Fund"). The Fund is diversified as defined under the Act.

The investment objective of the Fund is long-term growth of capital and income without excessive fluctuations in market value. The Fund offers Variable Contract class shares ("Class VC Shares") which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts issued by life insurance and insurance-related companies.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. SIGNIFICANT ACCOUNTING POLICIES

(a)  Investment Valuation–Securities traded on any recognized U.S. or non-U.S. exchange or on NASDAQ, Inc. are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b)  Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)  Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

(d)  Federal Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

(e)  Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis.

15

Notes to Financial Statements (continued)

(f)  Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fees

The Company has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investment portfolio.

The management fee is based on the Fund's average daily net assets at the following annual rates:

First $1 billion	.50%
Over $1 billion	.45%

For the fiscal year ended December 31, 2007, the effective management fee paid to Lord Abbett was at a rate of .47% of the Fund's average daily net assets.

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the Fund's average daily net asset value ("NAV") of the Class VC Shares held in the insurance company's separate account to service and maintain the Variable Contract owners' accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the year ended December 31, 2007, the Fund incurred expenses of $7,650,844 for such services arrangements, which have been included in Shareholder Servicing Expense on the Statement of Operations.

Two Directors and certain of the Company's officers have an interest in Lord Abbett.

4. DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from

16

Notes to Financial Statements (continued)

net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2007 and 2006 are as follows:

	12/31/2007	12/31/2006
Distributions paid from:
Ordinary income	$40,887,623	$27,993,234
Net long-term capital gains	152,997,188	65,588,149
Total distributions paid	$193,884,811	$93,581,383

As of December 31, 2007, the components of accumulated earnings on a tax-basis are as follows:

Undistributed long-term capital gains	$7,110,071
Total undistributed earnings	$7,110,071
Temporary differences	(164,016)
Unrealized gains - net	164,556,699
Total accumulated earnings - net	$171,502,754

As of December 31, 2007, the aggregate unrealized security gains and losses based on cost for U.S. Federal income tax purposes are as follows:

Tax cost	$2,256,170,146
Gross unrealized gain	291,214,632
Gross unrealized loss	(126,657,933)
Net unrealized security gain	$164,556,699

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales.

Permanent items identified during the fiscal year ended December 31, 2007 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$32,621	$(33,360,711)	$33,328,090

The permanent difference is primarily attributable to the tax treatment of redemptions in-kind.

17

Notes to Financial Statements (continued)

5. PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments and including redemptions in-kind) for the fiscal year ended December 31, 2007 are as follows:

Purchases	Sales
$2,231,418,607	$2,007,316,420

There were no purchases or sales of U.S. Government securities during the fiscal year ended December 31, 2007.

6. REDEMPTIONS IN-KIND

In certain circumstances, the Fund may distribute portfolio securities rather than cash as payments for a redemption of fund shares ("redemptions in-kind"). For financial reporting purposes, the Fund recognizes a gain on redemptions in-kind to the extent the value of the distributed securities exceeds their cost; the Fund recognizes a loss if cost exceeds value. During the fiscal year ended December 31, 2007, shareholders of the Fund redeemed Fund shares in exchange for Fund portfolio securities, causing the Fund to realize a net gain of $33,328,090.

7. DIRECTORS' REMUNERATION

The Company's officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, Directors' fees. The deferred amounts are treated as though equivalent dollar amounts have been invested proportionately in the funds. Such amounts and earnings accrued thereon are included in Directors' fees on the Statement of Operations and in Directors' fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. Federal income tax purposes until such amounts are paid.

8. EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

9. CUSTODIAN AND ACCOUNTING AGENT

State Street Bank & Trust Company ("SSB") is the Fund's custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund's NAV.

10. INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value stocks. The value of an investment will fluctuate

18

Notes to Financial Statements (concluded)

in response to movements in the stock market in general and to the changing prospects of individual companies in which the Fund invests. Large company value stocks may perform differently than the market as a whole and other types of stocks, such as small company stocks and growth stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

These factors can affect the Fund's performance.

11. SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock are as follows:

	Year Ended December 31, 2007	Year Ended December 31, 2006
Shares sold	20,455,780	17,367,875
Reinvestment of distributions	6,892,457	3,192,814
Shares reacquired	(5,630,301)	(5,646,811)
Redemptions in-kind	(8,850,965)	(2,403,243)
Increase	12,866,971	12,510,635

12. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. Effective June 29, 2007, the Fund has adopted FIN 48. The adoption of FIN 48 has not resulted in a material impact on the Fund's net assets, results of operations and financial statement disclosures. The Fund files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Fund's tax returns remain open for examination for the years ended December 31, 2004 through December 31, 2007.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

19

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
Lord Abbett Series Fund, Inc. – Growth and Income Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Lord Abbett Series Fund, Inc. – Growth and Income Portfolio (the "Fund") as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Series Fund, Inc. – Growth and Income Portfolio as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 14, 2008

20

Basic Information About Management

The Board of Directors (the "Board") is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Company's investment adviser.

Interested Directors

The following Directors are Partners of Lord Abbett and are "interested persons" of the Company as defined in the Act. Mr. Dow and Ms. Foster are officers, directors, or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 51 portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1995; and Chairman since 1996	Senior Partner since 2007 and Chief Executive Officer of Lord Abbett since 1996; formerly Managing Partner of Lord Abbett (1996 - 2007).	N/A

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director since 2006	Managing Partner since 2007; formerly Director of Marketing and Client Service of Lord Abbett (1990 - 2007).	N/A

Independent Directors

The following independent or outside Directors ("Independent Directors") are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 51 portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994	Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000); Acting Chief Executive Officer of Courtroom Television Network (1997 - 1998); President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 - 1997).	Currently serves as director of Crane Co. and Huttig Building Products Inc.

21

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
William H.T. Bush Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Director since 1998	Co-founder and Chairman of the Board of the financial advisory firm of Bush-O'Donnell & Company (since 1986).	Currently serves as director of WellPoint, Inc. (since 2002).

Robert B. Calhoun, Jr. c/o Legal Dept. Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Managing Director of Monitor Clipper Partners (since 1997) and President of Clipper Asset Management Corp. (since 1991), both private equity investment funds.	Currently serves as director of Avondale, Inc. and Interstate Bakeries Corp.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Owner and CEO of The Hill Company, a business consulting firm (since 1998); Founder, President and Owner of the Hiram-Hill and Hillsdale Development Company, a residential real estate development firm (1998 - 2000).	Currently serves as director of WellPoint, Inc. since 1994 and Lend Lease Corporation Limited since 2005.

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Advisor of One Equity Partners, a private equity firm (since 2004); Chief Executive Officer of Houlihan Lokey Howard & Zukin, an investment bank (2002 - 2003); Chairman of Warburg Dillon Read, an investment bank (1999 - 2001); Global Head of Corporate Finance of SBC Warburg Dillon Read (1997 - 1999); Chief Executive Officer of Dillon, Read & Co. (1994 - 1997).	Currently serves as director of Molson Coors Brewing Company.

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1989	Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996); President of Spencer Stuart (1979 - 1996).	Currently serves as director of Ace, Ltd. (since 1997) and Hewitt Associates, Inc.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	CEO of Tullis-Dickerson and Co. Inc, a venture capital management firm (since 1990).	Currently serves as director of Crane Co. (since 1998).

22

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1995	Senior Partner since 2007 and Chief Executive Officer of Lord Abbett since 1996; formerly Managing Partner of Lord Abbett (1996 - 2007).

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner since 2007; formerly Director of Marketing and Client Service of Lord Abbett (1990 - 2007).

Sholom Dinsky* (1944)	Executive Vice President	Elected in 2003	Partner and Investment Manager, joined Lord Abbett in 2000.

Robert P. Fetch (1953)	Executive Vice President	Elected in 2003	Partner and Senior Investment Manager, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director of Large Cap Core Equity, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2007	Partner and Chief Investment Officer; formerly Director of Taxable Fixed Income Management, joined Lord Abbett in 1997.

Howard E. Hansen (1961)	Executive Vice President	Elected in 1999	Partner and Investment Manager, joined Lord Abbett in 1995.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Investment Manager, joined Lord Abbett in 2003; formerly Director and Portfolio Manager at Warburg Pincus Asset Management and Credit Suisse Asset Management (2002 - 2003); prior thereto Associate Portfolio Manager of Credit Suisse Asset Management.

* Effective March 31, 2008, Mr. Dinsky will retire from Lord Abbett.

23

Basic Information About Management (continued)

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
Frederick Ruvkun (1957)	Executive Vice President	Elected in 2006	Investment Manager, joined Lord Abbett in 2006; formerly served as Managing Director and Leader of the Small Cap Growth Team and a Portfolio Manager of SMID Growth Assets at J & W Seligman & Company.

Eli M. Salzmann (1964)	Executive Vice President	Elected in 1999	Partner and Director of Large Cap Value Equity Management, joined Lord Abbett in 1997.

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director of High Yield & Convertible Management, joined Lord Abbett in 1987.

Edward K. von der Linde (1960)	Executive Vice President	Elected in 1999	Partner and Investment Manager, joined Lord Abbett in 1988.

Eileen K. Banko (1967)	Vice President	Elected in 1999	Equity Analyst, joined Lord Abbett in 1990.

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

David G. Builder (1954)	Vice President	Elected in 1999	Equity Analyst, joined Lord Abbett in 1998.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004; Managing Director and Associate General Counsel at New York Life Investment Management LLC (2002 - 2003); attorney at Dechert LLP (2000 - 2002).

Michael S. Goldstein (1968)	Vice President	Elected in 1999	Partner and Investment Manager, joined Lord Abbett in 1997.

Gerard S. E. Heffernan, Jr. (1963)	Executive Vice President	Elected in 2003	Partner and Investment Manager, joined Lord Abbett in 1998.

Ellen G. Itskovitz (1957)	Vice President	Elected in 2001	Partner and Senior Research Analyst, joined Lord Abbett in 1998.

24

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Maren Lindstrom (1962)	Vice President	Elected in 2001	Partner and Investment Manager, joined Lord Abbett in 2000.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director of Equity Trading, joined Lord Abbett in 1983.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Senior Deputy General Counsel; joined Lord Abbett in 2007; formerly, Executive Vice President and General Counsel at Cohen & Steers Capital Management, Inc.

Paul J. Volovich (1973)	Vice President	Elected in 2005	Investment Manager, joined Lord Abbett in 1997.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Director of Fund Administration, joined Lord Abbett in 2003; formerly Vice President, Lazard Asset Management LLC.

Please call 888-522-2388 for a copy of the Statement of Additional Information (SAI), which contains further information about the Company's Directors. It is available free upon request.

25

Approval of Advisory Contract

At meetings held on December 12 and 13, 2007, the Board, including all of the Directors who are not interested persons of the Fund or Lord Abbett, considered whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. The Board also took into account its familiarity with Lord Abbett gained through its previous meetings and discussions, and the examination of the portfolio management team conducted by members of the Contracts Committee during the year.

The materials received by the Board included, but were not limited to, (1) information provided by Lipper Analytical Services, Inc. regarding the investment performance of the Fund compared to the investment performance of one or more groups of funds with substantially similar investment objectives (the "performance universe") and to the investment performance of an appropriate securities index (if such an index existed), for various time periods each ended September 30, 2007, (2) information on the effective management fee rates and expense ratios for one or more groups of funds with similar objectives and of similar size (the "peer expense group"), (3) sales and redemption information for the Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of the Fund, and (7) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett's commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance and Compliance. The Board reviewed the Fund's investment performance in relation to that of the performance universe, both in terms of total return and in terms of other statistical measures. The Board observed that the investment performance of the Fund was in the second quintile of its performance universe for the nine-month period, in the fourth quintile for the one-year and three-year periods, in the third quintile for the five-year period, and in the first quintile for the ten-year period. The Board also observed that the Fund's investment performance was above that of the Lipper VUF Large-Cap Value Index for the nine-month and ten-year periods and below that of the Index for the one-year, three-year, and five-year periods.

Lord Abbett's Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover rates of Lord Abbett's investment management staff, Lord Abbett's investment

26

methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett's supervision of third party service providers, including the Fund's transfer agent and custodian.

Expenses. The Board considered the expense levels of the Fund and the expense levels of the peer expense group. It also considered the amount and nature of the fees paid by shareholders. The Board observed that the contractual and actual management and administrative services fees were approximately five basis points below the median of the peer group. The Board also observed that at September 30, 2007 the total expense ratio of the Fund was approximately one basis point below the median of the peer group.

Profitability. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board recognized that Lord Abbett's profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board noted that Lord Abbett's profitability had increased in recent years, in part due to an increase in assets under management, but concluded that Lord Abbett's profitability overall and as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing advisory fee schedule, with its breakpoints in the level of the advisory fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that Lord Abbett Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees from the Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. The Board observed that, in addition, Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectuses of the Funds, has entered into revenue sharing arrangements with certain entities that distribute shares of the Funds.

27

Alternative Arrangements. The Board considered whether, instead of approving the continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

28

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund's Prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Record

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund's portfolio securities, and information on how Lord Abbett voted each Fund's proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett's website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

Tax Information

For corporate shareholders, all of the ordinary income distributions paid by the Fund during the fiscal year ended December 31, 2007 qualified for the dividends received deduction.

Additionally, of the distributions paid to shareholders during the fiscal year ended December 31, 2007, $152,997,188 represents long-term capital gains.

29

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LASFGI-2-1207

(2/08)

Lord Abbett Series Fund, Inc.

Growth and Income Portfolio

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by

LORD ABBETT DISTRIBUTOR LLC.

2007

LORD ABBETT ANNUAL REPORT

Lord Abbett

Series Fund—
Growth Opportunities Portfolio

For the fiscal year ended December 31, 2007

Lord Abbett Series Fund — Growth Opportunities Portfolio

Annual Report

For the fiscal year ended December 31, 2007

Dear Shareholders: We are pleased to provide you with this overview of the Lord Abbett Series Fund – Growth Opportunities Portfolio's performance for the year ended December 31, 2007. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries by the Fund's portfolio managers.

General information about Lord Abbett mutual funds, as well as in-depth discussion of market trends and investment strategies, is also provided in Lord Abbett Insights, a newsletter accompanying your quarterly account statements. We also encourage you to call Lord Abbett at 888-522-2388 and speak to one of our professionals if you would like more information.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow
Chairman

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Q: What were the overall market conditions during the year ended December 31, 2007?

A: Despite a notable rise in volatility during the year, which included three significant corrections, the equity market, as measured by the S&P 500® Index,1 gained a total return of 5.49% in 2007. Supporting the market on the upside was the fact that, relative to other securities, namely Treasury bonds, equities were substantially undervalued. Demand was supported by ample liquidity in the financial system (M2 – a broad measure of the supply of money, including currency, checking and savings accounts –

1

expanded at its fastest pace in four years). On the downside, a crisis in the U.S. subprime mortgage market increased the uncertainty in the market. These disparate factors created a seesaw effect in the market.

Like the equity market, the economy progressed at an uneven pace during 2007, growing only 0.6% in the first quarter. The pace of economic activity rebounded in the second and third quarters, delivering growth of 3.8% and 4.9%, respectively, only to moderate significantly in the fourth quarter, as banks – burdened by a deterioration in their balance sheets – tightened lending standards while a constant wave of negative news sapped both business and consumer sentiment.

Q: How did the Growth Opportunities Portfolio perform during the year ended December 31, 2007?

A: The Fund returned 21.28%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the Russell Midcap® Growth Index,2 which returned 11.43% in the same period.

Q: What were the most significant factors affecting performance?

A: The greatest contributors to the Fund's performance relative to its benchmark for the one-year period were the consumer discretionary sector, the healthcare sector, and the materials and processing sector.

Among the individual holdings that contributed to performance were materials and processing holdings Monsanto Co. (the Fund's number-one contributor), a provider of technology-based solutions and agricultural products for growers and downstream customers in the agricultural markets, and Precision Castparts Corp., a worldwide manufacturer of complex structural investment castings and airfoil castings used in jet aircraft engines; other energy holdings Range Resources Corp., an independent oil and gas company, and Cameron International Corp., a maker of oil and gas pressure control equipment; and producer durables holding BE Aerospace, Inc., a manufacturer of interior products for commercial and general aviation aircraft cabins.

The largest detractors from the Fund's performance were the technology sector and the utilities sector.

Among the individual holdings that detracted from performance were technology holdings Akamai Technologies, Inc. (the Fund's number-one detractor), a provider of global delivery services for Internet content, streaming media, and applications and global Internet traffic management, Network Appliance, Inc., a

2

company that delivers unified storage solutions for data-intensive enterprises, and Infinera Corp., a manufacturer of digital optical telecommunications equipment; consumer discretionary holding International Game Technology, a designer of computerized casino gaming systems; and healthcare holding Celgene Corp., which manufactures drugs primarily to treat inflammatory diseases and cancer.

The Fund's portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

A prospectus contains important information about a fund, including its investment objectives, risks, charges, and ongoing expenses, which an investor should carefully consider before investing. To obtain a prospectus on any Lord Abbett mutual fund, please contact your investment professional or Lord Abbett Distributor LLC at 888-522-2388 or visit our Website at www.lordabbett.com. Read the prospectus carefully before investing.

1  The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

2  The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks also are members of the Russell 1000® Growth Index.

Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end by calling Lord Abbett at 888-522-2388 or referring to our Website at www.lordabbett.com.

During certain periods shown, expense reimbursements were in place. Without such expense reimbursements, the Fund's returns would have been lower.

The views of the Fund's management and the portfolio holdings described in this report are as of December 31, 2007; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund's prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by banks, and are subject to investment risks, including possible loss of principal amount invested.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell Midcap® Growth Index and the S&P MidCap 400/Citigroup Growth Index, assuming reinvestment of all dividends and distributions. The Fund's shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Return for the Periods Ended December 31, 2007

	1 Year	Life of Class
Class VC2	21.28%	13.69%

1  Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index is not necessarily representative of the Fund's performance. Performance for each index begins on April 30, 2003.

2  The Class VC shares were first offered on April 30, 2003.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund's services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 through December 31, 2007).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses Paid During the Period 7/1/07 – 12/31/07" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period†
	7/1/07	12/31/07	7/1/07 – 12/31/07
Class VC
Actual	$1,000.00	$1,092.20	$6.33
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.11	$6.11

†  Expenses are equal to the Fund's annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2007

Sector*	%**
Auto & Transportation	0.85%
Consumer Discretionary	19.55%
Consumer Staples	3.73%
Financial Services	6.57%
Healthcare	22.35%
Materials & Processing	4.50%
Other	1.31%
Other Energy	12.01%
Producer Durables	9.60%
Technology	15.96%
Utilities	0.44%
Short-Term Investment	3.13%
Total	100.00%

  *  A sector may comprise several industries.
**  Represents percent of total investments.

6

Schedule of Investments

December 31, 2007

Investments	Shares	Value (000)
LONG-TERM INVESTMENTS 97.41%
COMMON STOCKS 97.30%
Advertising Agency 0.95%
National CineMedia, Inc.	47,500	$1,197
Aerospace 3.39%
Alliant Techsystems Inc.*	16,400	1,866
Rockwell Collins, Inc.	33,600	2,418
Total		4,284
Banks 1.45%
Northern Trust Corp.	23,900	1,830
Biotechnology Research & Production 7.30%
Alexion Pharmaceuticals, Inc.*	22,100	1,658
Celgene Corp.*	24,500	1,132
Cephalon, Inc.*	12,700	911
Charles River Laboratories International, Inc.*	25,900	1,704
Genzyme Corp.*	17,600	1,310
Human Genome Sciences, Inc.*	60,400	631
Millennium Pharmaceuticals, Inc.*	63,800	956
Millipore Corp.*	12,600	922
Total		9,224
Casinos & Gambling 3.16%
MGM MIRAGE*	14,200	1,193
Scientific Games Corp., Class A*	32,200	1,071
WMS Industries, Inc.*	47,150	1,727
Total		3,991
Chemicals 1.33%
Airgas, Inc.	32,200	1,678

Investments	Shares	Value (000)
Communications Technology 5.81%
Atheros Communications, Inc.*	36,500	$1,115
Ciena Corp.*	33,100	1,129
Harris Corp.	17,900	1,122
Infinera Corp.*	45,400	674
Juniper Networks, Inc.*	61,900	2,055
L-3 Communication Holdings, Inc.	11,800	1,250
Total		7,345
Computer Services, Software & Systems 3.74%
Citrix Systems, Inc.*	37,500	1,425
Equinix, Inc.*	16,900	1,708
NetSuite Inc.*	40,700	1,595
Total		4,728
Computer Technology 1.34%
NVIDIA Corp.*	49,950	1,699
Consumer Electronics 3.21%
Activision, Inc.*	50,200	1,491
Electronic Arts Inc.*	18,500	1,080
SINA Corp. (China)*(a)	19,400	860
Sohu.com Inc. (China)*(a)	11,500	627
Total		4,058
Diversified Manufacturing 0.48%
Hexcel Corp.*	25,000	607
Drug & Grocery Store Chains 0.92%
Safeway, Inc.	34,100	1,167
Drugs & Pharmaceuticals 3.72%
BioMarin Pharmaceutical Inc.*	52,078	1,844
Elan Corp., plc ADR*	46,100	1,013
Pharmion Corp.*	8,400	528
Shire plc ADR	9,200	634
United Therapeutics Corp.*	7,000	684
Total		4,703

See Notes to Financial Statements.
7

Schedule of Investments (continued)

December 31, 2007

Investments	Shares	Value (000)
Education Services 0.92%
Strayer Education, Inc.	6,800	$1,160
Electrical Equipment & Components 1.25%
AMETEK, Inc.	33,700	1,579
Electronics 1.18%
Amphenol Corp., Class A	32,200	1,493
Electronics: Medical Systems 2.67%
Hologic, Inc.*	28,200	1,936
Illumina, Inc.*	24,400	1,446
Total		3,382
Electronics: Semi-Conductors/ Components 3.07%
MEMC Electronic Materials, Inc.*	13,000	1,150
National Semiconductor Corp.	29,100	659
Silicon Laboratories Inc.*	40,800	1,527
SunPower Corp., Class A*	4,200	548
Total		3,884
Engineering & Contracting Services 1.19%
Jacobs Engineering Group Inc.*	15,700	1,501
Financial Data Processing Services & Systems 0.93%
Fiserv, Inc.*	21,100	1,171
Foods 0.75%
Wm. Wrigley Jr. Co.	16,200	949
Healthcare Facilities 1.48%
DaVita Inc.*	13,600	767
ICON plc ADR*	17,900	1,107
Total		1,874
Healthcare Management Services 0.77%
Phase Forward Inc.*	44,700	972

Investments	Shares	Value (000)
Identification Control & Filter Devices 1.17%
Roper Industries, Inc.	23,600	$1,476
Investment Management Companies 1.90%
T. Rowe Price Group, Inc.	29,300	1,784
Waddell & Reed Financial, Inc., Class A	17,000	613
Total		2,397
Jewelry, Watches & Gemstones 0.80%
Tiffany & Co.	22,100	1,017
Leisure Time 0.86%
Life Time Fitness, Inc.*	21,900	1,088
Machinery: Oil Well Equipment & Services 2.68%
Cameron International Corp.*	39,000	1,877
Smith International, Inc.	20,500	1,514
Total		3,391
Medical & Dental Instruments & Supplies 5.41%
Beckman Coulter, Inc.	14,200	1,034
DENTSPLY International Inc.	47,200	2,125
Gen-Probe Inc.*	18,900	1,189
NuVasive, Inc.*	15,600	616
Respironics, Inc.*	9,500	622
Thermo Fisher Scientific, Inc.*	21,840	1,260
Total		6,846
Medical Services 1.12%
Covance Inc.*	16,300	1,412
Metal Fabricating 1.52%
Precision Castparts Corp.	13,900	1,928
Miscellaneous: Producer Durables 1.05%
BE Aerospace, Inc.*	25,100	1,328

See Notes to Financial Statements.
8

Schedule of Investments (continued)

December 31, 2007

Investments	Shares	Value (000)
Miscellaneous: Technology 0.78%
IHS Inc., Class A*	16,400	$993
Multi-Sector Companies 1.32%
Textron Inc.	23,400	1,668
Offshore Drilling 2.88%
Atwood Oceanics, Inc.*	18,900	1,894
Diamond Offshore Drilling, Inc.	12,300	1,747
Total		3,641
Oil: Crude Producers 6.52%
Cabot Oil & Gas Corp.	27,500	1,110
Noble Energy, Inc.	17,600	1,400
Range Resources Corp.	65,200	3,349
Southwestern Energy Co.*	42,700	2,379
Total		8,238
Radio & TV Broadcasters 0.92%
Rogers Communications, Inc., Class B (Canada)(a)	25,600	1,158
Retail 4.25%
Amazon.com, Inc.*	10,400	964
GameStop Corp.*	24,200	1,503
O'Reilly Automotive, Inc.*	31,000	1,005
TJX Companies, Inc. (The)	25,000	718
Urban Outfitters, Inc.*	43,300	1,180
Total		5,370
Securities Brokerage & Services 2.33%
GFI Group Inc.*	11,300	1,082
Intercontinental Exchange, Inc.*	9,700	1,867
Total		2,949

Investments	Shares	Value (000)
Services: Commercial 3.40%
Corrections Corp. of America*	60,400	$1,782
Ctrip.com International Ltd. ADR	8,300	477
FTI Consulting, Inc.*	33,000	2,034
Total		4,293
Soaps & Household Chemicals 2.08%
Church & Dwight Co., Inc.	28,300	1,530
Clorox Co. (The)	16,900	1,102
Total		2,632
Telecommunications Equipment 2.80%
American Tower Corp., Class A*	36,200	1,542
Crown Castle International Corp.*	48,000	1,997
Total		3,539
Textiles Apparel Manufacturers 0.42%
Under Armour, Inc., Class A*	12,100	528
Transportation: Miscellaneous 0.86%
Expeditors International Washington, Inc.	24,300	1,086
Utilities: Telecommunications 0.44%
Time Warner Telecom, Inc.*	27,600	560
Wholesalers 0.78%
LKQ Corp.*	46,800	984
Total Common Stocks (cost $103,279,726)		122,998
		U.S. $ Value
FOREIGN COMMON STOCKS 0.11%
Hong Kong 0.11%
Alibaba.com Corp.*(b) (cost $130,930)	39,800	141
Total Long-Term Investments (cost $103,410,656)		123,139

See Notes to Financial Statements.
9

Schedule of Investments (concluded)

December 31, 2007

Investments	Principal Amount (000)	Value (000)
SHORT-TERM INVESTMENT 3.14%
Repurchase Agreement
Repurchase Agreement dated 12/31/2007, 3.38% due 1/2/2008 with State Street Bank & Trust Co. collateralized by $2,830,000 of U.S. Treasury Notes at 8.875% due 2/15/2019; value: $4,057,721; proceeds: $3,973,296 (cost $3,972,550)	$3,973	$3,973
Total Investments in Securities 100.55% (cost $107,383,206)		127,112
Liabilities in Excess of Other Assets (0.55%)		(694)
Net Assets 100.00%		$126,418

ADR  American Depositary Receipt.

  *  Non-income producing security.

  (a)  Foreign security traded in U.S. dollars.

  (b)  Investment in non-U.S. dollar denominated securities. Industry classifications have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.
10

Statement of Assets and Liabilities

December 31, 2007

ASSETS:
Investment in securities, at value (cost $107,383,206)	$127,112,319
Receivables:
Interest and dividends	50,082
From advisor (See Note 3)	25,935
Capital shares sold	5,539
Prepaid expenses	1,377
Total assets	127,195,252
LIABILITIES:
Payables:
Capital shares reacquired	479,600
Management fee	82,857
Directors' fees	6,827
Fund administration	4,143
Accrued expenses and other liabilities	203,479
Total liabilities	776,906
NET ASSETS	$126,418,346
COMPOSITION OF NET ASSETS:
Paid-in capital	$105,266,217
Accumulated net investment loss	(645)
Accumulated net realized gain on investments and foreign currency related transactions	1,423,606
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	19,729,168
Net Assets	$126,418,346
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	7,736,139
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$16.34

See Notes to Financial Statements.
11

Statement of Operations

For the Year Ended December 31, 2007

Investment income:
Dividends (net of foreign withholding taxes of $2,538)	$478,913
Interest	299,618
Total investment income	778,531
Expenses:
Management fee	951,974
Shareholder servicing	429,599
Reports to shareholders	72,512
Fund administration	47,599
Professional	36,867
Custody	12,884
Directors' fees	4,293
Other	1,455
Gross expenses	1,557,183
Expense reductions (See Note 7)	(3,723)
Expenses assumed by advisor (See Note 3)	(125,567)
Net expenses	1,427,893
Net investment loss	(649,362)
Net realized and unrealized gain:
Net realized gain on investments and foreign currency related transactions	12,019,131
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	11,227,364
Net realized and unrealized gain	23,246,495
Net Increase in Net Assets Resulting From Operations	$22,597,133

See Notes to Financial Statements.
12

Statements of Changes in Net Assets

INCREASE IN NET ASSETS	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
Operations:
Net investment loss	$(649,362)	$(183,364)
Net realized gain on investments and foreign currency related transactions	12,019,131	1,257,075
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	11,227,364	4,709,804
Net increase in net assets resulting from operations	22,597,133	5,783,515
Distributions to shareholders from:
Net realized gain	(10,413,214)	(955,098)
Capital share transactions (See Note 10):
Proceeds from sales of shares	23,163,498	45,899,539
Reinvestment of distributions	10,413,209	955,098
Cost of shares reacquired	(18,230,101)	(5,684,740)
Net increase in net assets resulting from capital share transactions	15,346,606	41,169,897
Net increase in net assets	27,530,525	45,998,314
NET ASSETS:
Beginning of year	$98,887,821	$52,889,507
End of year	$126,418,346	$98,887,821
Accumulated net investment loss	$(645)	$(1,123)

See Notes to Financial Statements.
13

Financial Highlights

	Year Ended 12/31				4/30/2003(c) to
	2007	2006	2005	2004	12/31/2003
Per Share Operating Performance
Net asset value, beginning of period	$14.67	$13.73	$13.30	$11.96	$10.00
Investment operations:
Net investment loss(a)	(.09)	(.04)	(.06)	(.07)	(.07)
Net realized and unrealized gain	3.22	1.12	.68	1.41	2.03
Total from investment operations	3.13	1.08	.62	1.34	1.96
Distributions to shareholders from:
Net realized gain	(1.46)	(.14)	(.19)	– (e)	–
Net asset value, end of period	$16.34	$14.67	$13.73	$13.30	$11.96
Total Return(b)	21.28%	7.89%	4.62%	11.23%	19.60	%(d)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	1.20%	1.20%	1.20%	1.20%	.87	%(d)
Expenses, including expense reductions and expenses assumed	1.20%	1.20%	1.20%	1.20%	.87	%(d)
Expenses, excluding expense reductions and expenses assumed	1.31%	1.36%	1.42%	1.86%	9.92	%(d)
Net investment loss	(.55)%	(.25)%	(.49)%	(.58)%	(.60	)%(d)
Supplemental Data:
Net assets, end of period (000)	$126,418	$98,888	$52,890	$23,709	$2,470
Portfolio turnover rate	118.74%	153.71%	108.55%	78.80%	40.46	%(d)

(a) Calculated using average shares outstanding during the period.

(b) Total return assumes the reinvestment of all distributions.

(c) Commencement of operations.

(d) Not annualized.

(e) Amount is less than $.01

See Notes to Financial Statements.
14

Notes to Financial Statements

1. ORGANIZATION

Lord Abbett Series Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company, incorporated under Maryland law in 1989. The Company consists of eight separate portfolios. This report covers Growth Opportunities Portfolio (the "Fund"). The Fund is diversified as defined under the Act.

The investment objective of the Fund is capital appreciation. The Fund offers Variable Contract class shares ("Class VC Shares") which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts issued by life insurance and insurance-related companies.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. SIGNIFICANT ACCOUNTING POLICIES

(a)  Investment Valuation–Securities traded on any recognized U.S. or non-U.S. exchange or on NASDAQ, Inc. are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b)  Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)  Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

(d)  Federal Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

(e)  Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis.

15

Notes to Financial Statements (continued)

(f)  Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(g)  Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded in the Fund's records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect current exchange rates. The resultant exchange gains and losses are included in Net realized gain on investments and foreign currency related transactions on the Fund's Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fees

The Company has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investment portfolio.

The management fee is based on the Fund's average daily net assets at the following annual rates:

First $1 billion	.80%
Next $1 billion	.75%
Next $1 billion	.70%
Over $3 billion	.65%

For the fiscal year ended December 31, 2007, the effective management fee paid to Lord Abbett was at a an annualized rate of .80% of the Fund's average daily net assets

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets.

For the period January 1, 2007 through April 30, 2008, Lord Abbett has contractually agreed to reimburse the Fund to the extent necessary, so that the Fund's expenses (excluding management fee) do not exceed an annual rate of .40% of average daily net assets.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the Fund's average daily net asset value ("NAV") of the Class VC Shares held in the insurance company's separate account to service and maintain the Variable Contract owners' accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other

16

Notes to Financial Statements (continued)

administrative services to the Fund. For the year ended December 31, 2007, the Fund incurred expenses of $416,489 for such services arrangements, which have been included in Shareholder Servicing Expense on the Statement of Operations.

Two Directors and certain of the Company's officers have an interest in Lord Abbett.

4. DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2007 and 2006 are as follows:

	12/31/2007	12/31/2006
Distributions paid from:
Ordinary income	$4,844,212	$26,439
Net long-term capital gains	5,569,002	928,659
Total distributions paid	$10,413,214	$955,098

As of December 31, 2007, the components of accumulated earnings on a tax-basis are as follows:

Undistributed ordinary income – net	$252,615
Undistributed long-term capital gains	1,228,689
Total undistributed earnings	$1,481,304
Temporary differences	(645)
Unrealized gains - net	19,671,470
Total accumulated earnings - net	$21,152,129

Certain losses incurred after October 31 ("Post-October Losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net ordinary losses of $15 during fiscal 2007.

As of December 31, 2007, the aggregate unrealized security gains and losses based on cost for U.S. Federal income tax purposes are as follows:

Tax cost	$107,440,904
Gross unrealized gain	21,670,026
Gross unrealized loss	(1,998,611)
Net unrealized security gain	$19,671,415

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales.

17

Notes to Financial Statements (continued)

Permanent items identified during the fiscal year ended December 31, 2007 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Accumulated Net Investment Loss	Accumulated Net Realized Gain
$649,840	$(649,840)

The permanent difference is primarily attributable to the tax treatment of net investment losses.

5. PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2007 are as follows:

Purchases	Sales
$139,691,183	$133,827,355

There were no purchases or sales of U.S. Government securities during the year ended December 31, 2007.

6. DIRECTORS' REMUNERATION

The Company's officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity- based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, Directors' fees. The deferred amounts are treated as though equivalent dollar amounts have been invested proportionately in the funds. Such amounts and earnings accrued thereon are included in Directors' fees on the Statement of Operations and in Directors' fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. Federal income tax purposes until such amounts are paid.

7. EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

8. CUSTODIAN AND ACCOUNTING AGENT

State Street Bank & Trust Company ("SSB") is the Fund's custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund's NAV.

18

Notes to Financial Statements (concluded)

9. INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the stock market in general, and to the changing prospects of individual companies in which the Fund invests. The Fund has particular risks associated with growth stocks. Growth companies may grow faster than other companies, which may result in more volatility in their stock prices. In addition, if the Fund's assessment of a company's potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a rising market. The Fund invests largely in mid-sized company stocks, which may be less able to weather economic shifts or other adverse developments than larger, more established companies.

These factors can affect the Fund's performance.

10. SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock are as follows:

	Year Ended December 31, 2007	Year Ended December 31, 2006
Shares sold	1,453,268	3,217,608
Reinvestment of distributions	632,637	64,840
Shares reacquired	(1,089,781)	(393,578)
Increase	996,124	2,888,870

11. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. Effective June 29, 2007, the Fund has adopted FIN 48. The adoption of FIN 48 has not resulted in a material impact on the Fund's net assets, results of operations and financial statement disclosures. The Fund files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Fund's tax returns remain open for examination for the years ended December 31, 2004 through December 31, 2007.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

19

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
Lord Abbett Series Fund, Inc. — Growth Opportunities Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Lord Abbett Series Fund, Inc. – Growth Opportunities Portfolio (the "Fund") as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Series Fund, Inc. – Growth Opportunities Portfolio as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 14, 2008

20

Basic Information About Management

The Board of Directors (the "Board") is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Company's investment adviser.

Interested Directors

The following Directors are Partners of Lord Abbett and are "interested persons" of the Company as defined in the Act. Mr. Dow and Ms. Foster are officers, directors, or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 51 portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1995; and Chairman since 1996	Senior Partner since 2007 and Chief Executive Officer of Lord Abbett since 1996; formerly Managing Partner of Lord Abbett (1996 - 2007).	N/A

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director since 2006	Managing Partner since 2007; formerly Director of Marketing and Client Service of Lord Abbett (1990 - 2007).	N/A

Independent Directors

The following independent or outside Directors ("Independent Directors") are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 51 portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994	Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000); Acting Chief Executive Officer of Courtroom Television Network (1997 - 1998); President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 - 1997).	Currently serves as director of Crane Co. and Huttig Building Products Inc.

21

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
William H.T. Bush Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Director since 1998	Co-founder and Chairman of the Board of the financial advisory firm of Bush-O'Donnell & Company (since 1986).	Currently serves as director of WellPoint, Inc. (since 2002).

Robert B. Calhoun, Jr. c/o Legal Dept. Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Managing Director of Monitor Clipper Partners (since 1997) and President of Clipper Asset Management Corp. (since 1991), both private equity investment funds.	Currently serves as director of Avondale, Inc. and Interstate Bakeries Corp.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Owner and CEO of The Hill Company, a business consulting firm (since 1998); Founder, President and Owner of the Hiram-Hill and Hillsdale Development Company, a residential real estate development firm (1998 - 2000).	Currently serves as director of WellPoint, Inc. since 1994 and Lend Lease Corporation Limited since 2005.

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Advisor of One Equity Partners, a private equity firm (since 2004); Chief Executive Officer of Houlihan Lokey Howard & Zukin, an investment bank (2002 - 2003); Chairman of Warburg Dillon Read, an investment bank (1999 - 2001); Global Head of Corporate Finance of SBC Warburg Dillon Read (1997 - 1999); Chief Executive Officer of Dillon, Read & Co. (1994 - 1997).	Currently serves as director of Molson Coors Brewing Company.

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1989	Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996); President of Spencer Stuart (1979 - 1996).	Currently serves as director of Ace, Ltd. (since 1997) and Hewitt Associates, Inc.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	CEO of Tullis-Dickerson and Co. Inc, a venture capital management firm (since 1990).	Currently serves as director of Crane Co. (since 1998).

22

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1995	Senior Partner since 2007 and Chief Executive Officer of Lord Abbett since 1996; formerly Managing Partner of Lord Abbett (1996 - 2007).

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner since 2007; formerly Director of Marketing and Client Service of Lord Abbett (1990 - 2007).

Sholom Dinsky* (1944)	Executive Vice President	Elected in 2003	Partner and Investment Manager, joined Lord Abbett in 2000.

Robert P. Fetch (1953)	Executive Vice President	Elected in 2003	Partner and Senior Investment Manager, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director of Large Cap Core Equity, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2007	Partner and Chief Investment Officer; formerly Director of Taxable Fixed Income Management, joined Lord Abbett in 1997.

Howard E. Hansen (1961)	Executive Vice President	Elected in 1999	Partner and Investment Manager, joined Lord Abbett in 1995.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Investment Manager, joined Lord Abbett in 2003; formerly Director and Portfolio Manager at Warburg Pincus Asset Management and Credit Suisse Asset Management (2002 - 2003); prior thereto Associate Portfolio Manager of Credit Suisse Asset Management.

* Effective March 31, 2008, Mr. Dinsky will retire from Lord Abbett.

23

Basic Information About Management (continued)

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
Frederick Ruvkun (1957)	Executive Vice President	Elected in 2006	Investment Manager, joined Lord Abbett in 2006; formerly served as Managing Director and Leader of the Small Cap Growth Team and a Portfolio Manager of SMID Growth Assets at J & W Seligman & Company.

Eli M. Salzmann (1964)	Executive Vice President	Elected in 1999	Partner and Director of Large Cap Value Equity Management, joined Lord Abbett in 1997.

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director of High Yield & Convertible Management, joined Lord Abbett in 1987.

Edward K. von der Linde (1960)	Executive Vice President	Elected in 1999	Partner and Investment Manager, joined Lord Abbett in 1988.

Eileen K. Banko (1967)	Vice President	Elected in 1999	Equity Analyst, joined Lord Abbett in 1990.

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

David G. Builder (1954)	Vice President	Elected in 1999	Equity Analyst, joined Lord Abbett in 1998.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004; Managing Director and Associate General Counsel at New York Life Investment Management LLC (2002 - 2003); attorney at Dechert LLP (2000 - 2002).

Michael S. Goldstein (1968)	Vice President	Elected in 1999	Partner and Investment Manager, joined Lord Abbett in 1997.

Gerard S. E. Heffernan, Jr. (1963)	Executive Vice President	Elected in 2003	Partner and Investment Manager, joined Lord Abbett in 1998.

Ellen G. Itskovitz (1957)	Vice President	Elected in 2001	Partner and Senior Research Analyst, joined Lord Abbett in 1998.

24

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Maren Lindstrom (1962)	Vice President	Elected in 2001	Partner and Investment Manager, joined Lord Abbett in 2000.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director of Equity Trading, joined Lord Abbett in 1983.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Senior Deputy General Counsel; joined Lord Abbett in 2007; formerly, Executive Vice President and General Counsel at Cohen & Steers Capital Management, Inc.

Paul J. Volovich (1973)	Vice President	Elected in 2005	Investment Manager, joined Lord Abbett in 1997.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Director of Fund Administration, joined Lord Abbett in 2003; formerly Vice President, Lazard Asset Management LLC.

Please call 888-522-2388 for a copy of the Statement of Additional Information (SAI), which contains further information about the Company's Directors. It is available free upon request.

25

Approval of Advisory Contract

At meetings held on December 12 and 13, 2007, the Board, including all of the Directors who are not interested persons of the Fund or Lord Abbett, considered whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. The Board also took into account its familiarity with Lord Abbett gained through its previous meetings and discussions, and the examination of the portfolio management team conducted by members of the Contracts Committee during the year.

The materials received by the Board included, but were not limited to, (1) information provided by Lipper Analytical Services, Inc. regarding the investment performance of the Fund compared to the investment performance of one or more groups of funds with substantially similar investment objectives (the "performance universe") and to the investment performance of an appropriate securities index (if such an index existed), for various time periods each ended September 30, 2007, (2) information on the effective management fee rates and expense ratios for one or more groups of funds with similar objectives and of similar size (the "peer expense group"), (3) sales and redemption information for the Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of the Fund, and (7) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett's commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance and Compliance. The Board reviewed the Fund's investment performance compared to that of the performance universe, both in terms of total return and in terms of other statistical measures. The Board observed that the Fund's investment performance was in the third quintile of its performance universe for the nine-month and one-year periods and in the fourth quintile for the three-year period. The Board also observed that the Fund's investment performance was below that of the Lipper VUF Mid-Cap Growth Index for each of those periods. The Board also noted that because the Fund did not have five or more years of investment operations, it was difficult to reach definitive conclusions regarding its investment performance. The Board also noted that the Fund's investment objective, strategy, and investment team were identical to those of the Lord Abbett Growth Opportunities Fund and the investment performance of the Class A shares of the Growth Opportunities Fund was in the fourth quintile of its performance universe for the five-year period and in the third quintile for the ten-year period. The Board also observed that the investment performance of the Class A shares of the Growth Opportunities Fund was below that of the Lipper Mid-Cap Growth Index for the five-year period and above that of the Index for the ten-year period.

26

Lord Abbett's Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover rates of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel. The Board also observed that Lord Abbett had made significant changes in recent years to the management personnel responsible for the Fund, in that in 2005 it had hired Bruce Bartlett as Director of Growth Equities, with supervisory responsibility over the growth investment disciplines at Lord Abbett, and in 2006 had hired Rick Ruvkun to be a portfolio manager for the Fund. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett's supervision of third party service providers, including the Fund's transfer agent and custodian.

Expenses. The Board considered the expense levels of the Fund and the expense levels of the peer expense group. It also considered the amount and nature of the fees paid by shareholders. The Board noted that it and Lord Abbett had agreed to an expense reimbursement agreement for the Fund that limited all expenses other than management fees to 0.40% and that Lord Abbett proposed to enter into a new expense reimbursement agreement that would limit all expenses other than management fees on the same terms. The Board also observed that Lord Abbett had made additional voluntary reimbursements that had reduced the total expense ratio to 1.20%. The Board observed that the contractual and actual management and administrative services fees were approximately six basis points above the median of the peer group. The Board observed that at September 30, 2007 the total expense ratio was approximately five basis points above the median of the peer group.

Profitability. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board recognized that Lord Abbett's profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board noted that Lord Abbett's profitability had increased in recent years, in part due to an increase in assets under management, but concluded that Lord Abbett's profitability overall and as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing advisory fee schedule, with its breakpoints in the level of the advisory fee, adequately addressed any economies of scale in managing the Fund.

27

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that Lord Abbett Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees from the Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. The Board noted that, in addition, Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectuses of the Funds, has entered into revenue sharing arrangements with certain entities that distribute shares of the Funds.

Alternative Arrangements. The Board considered whether, instead of approving the continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

28

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund's Prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Record

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund's portfolio securities, and information on how Lord Abbett voted each Fund's proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett's website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

Tax Information

For corporate shareholders, 17.01% of the ordinary income distributions paid by the Fund during the fiscal year ended December 31, 2007 qualified for the dividends received deduction.

Additionally, of the distributions paid to shareholders during the fiscal year ended December 31, 2007, $5,569,002 represents long-term capital gains.

29

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LASPGO-2-1207

(02/08)

Lord Abbett Series Fund, Inc.

Growth Opportunities Portfolio

This report, when not used for the general information
of shareholders of the Fund, is to be distributed only if
preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by

LORD ABBETT DISTRIBUTOR LLC.

2007

LORD ABBETT ANNUAL REPORT

Lord Abbett

Series Fund—International Portfolio

For the fiscal year ended December 31, 2007

Lord Abbett Series Fund — International Portfolio

Annual Report

For the fiscal year ended December 31, 2007

Dear Shareholders: We are pleased to provide you with this overview of the Lord Abbett Series Fund – International Portfolio's performance for the year ended December 31, 2007. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries by the Fund's portfolio managers.

General information about Lord Abbett mutual funds, as well as in-depth discussion of market trends and investment strategies, is also provided in Lord Abbett Insights, a newsletter accompanying your quarterly account statements. We also encourage you to call Lord Abbett at 888-522-2388 and speak to one of our professionals if you would like more information.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow
Chairman

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Q: What were the overall market conditions during the year ended December 31, 2007?

A: International equity markets posted strong returns for the 12-month period ended December 31, 2007. The MSCI EAFE® Index with Net Dividends,1 primarily a large company index, rose 11.17% (in U.S. dollar terms), and the S&P/Citigroup Extended Market World Ex-U.S. Index,2 primarily a small company index, rose 7.32% (in U.S. dollar terms), outperforming the U.S. equity markets, as measured by the S&P 500® Index,3 which rose 5.49% (in U.S. dollar terms). Developed markets, including Europe, which made up 70% of the MSCI EAFE Index as of December 31, 2007, had a strong 12-month period with positive returns posted by developed market indexes. Emerging markets also

1

performed well, as the MSCI Emerging Markets Index with Net Dividends4 returned 39.39% (in U.S. dollar terms) over the period.

While markets outside the U.S. performed well during the 12-month period, the performance belies the volatility experienced during the year owing to concerns about rising oil prices, the U.S. subprime market, and the subsequent deterioration in credit markets. As a result, financial stocks were hit hardest globally. The U.S. Federal Reserve Board (the Fed) reacted by cutting the discount rate by 50 basis points (bps) in an attempt to allow banks access to funding. This provided a brief respite for global markets, but banking stocks began to falter again as third quarter earnings disappointed. By the end of October, banking stocks rallied in anticipation of the Fed's rate cut of 25 bps on October 31. However, the last two months of the year proved to be volatile as renewed credit worries sapped confidence.

Oil prices for most of the year were quite volatile. At the beginning of the Fund's fiscal year, oil was trading at below $60 per barrel, which contrasts with its sharp increase over the subsequent 12 months, when it reached its all-time high of almost $100 per barrel.

Emerging markets, despite some sharp reactions to the credit crisis during the period, finished the year quite strongly. Latin America and Asia, in particular, significantly outperformed the developed markets.

Q: How did the International Portfolio perform during the year ended December 31, 2007?

A: The Fund returned 4.73%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the S&P/Citigroup Extended Market World ex-U.S. Index, which returned 7.32% in the same period.

Q: What were the most significant factors affecting performance?

A: The largest detractors from the Fund's performance for the 12-month period were the industrials sector, the consumer staples sector, and the materials sector (owing to an underweight position).

Among the individual holdings that detracted from performance were consumer discretionary holdings Punch Taverns plc (the Fund's number-one detractor), an operator of pubs in the United Kingdom, and The Japan General Estate Co., Ltd., a developer of newly constructed condominiums and houses; consumer staples holding C&C Group plc, an Irish manufacturer of branded beverages and snacks; materials holding Zeon Corp., a producer of synthetic rubbers, latex, and resins; and energy holding Electromagnetic Geoservices, a specialist in seabed logging, a technique used in the search for offshore hydrocarbons.

The most significant contributors to the Fund's performance were the financials sector, the energy sector (owing to an

2

overweight position), and the information technology sector.

Among the individual holdings that contributed to performance were financials holdings RexCapital Financial Holdings Ltd. (the Fund's number-one contributor), a provider of lottery services in China; Agile Property Holdings Ltd., a developer of properties in the Guangdong province, Peoples Republic of China; and Arques Industries AG, a company that acquires medium-sized German, Swiss, and Austrian companies in need of restructuring; materials holding Wacker Chemie AG, a German-based manufacturer of various chemical products sold worldwide; and consumer discretionary holding GB Auto SAE, an Egypt-based manufacturer of transportation vehicles.

The Fund's portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

A prospectus contains important information about a fund, including its investment objectives, risks, charges and ongoing expenses, which an investor should carefully consider before investing. To obtain a prospectus on any Lord Abbett mutual fund, please contact your investment professional or Lord Abbett Distributor LLC at 888-522-2388 or visit our Website at www.lordabbett.com. Read the prospectus carefully before investing.

1  The MSCI EAFE® Index with Net Dividends – The MSCI Europe, Australasia, and Far East (EAFE)® Index is a Morgan Stanley International Index that includes stocks traded on 21 exchanges in Europe, Australasia, and the Far East. It is an unmanaged capitalization index representing the industry composition and a sampling of small, medium, and large capitalization companies from the aforementioned global markets.

2  The S&P/Citigroup Global Equity Index System and the names of each of the indexes and subindexes that it comprises (each an "Index" and collectively, the "Indexes") are service marks of Citigroup. The S&P/Citigroup EMI World ex-U.S. Index is a subset of the Global Citigroup Extended Market Index (EMI). The World ex-U.S. composite includes all developed countries except the United States.

3  The S&P 500® Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

4  The MSCI Emerging Markets Index with Net Dividends is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of June 2006, the MSCI Emerging Markets Index consisted of the following 25 emerging market country indexes: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. Net dividends reinvested.

Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end by calling Lord Abbett at 888-522-2388 or referring to our Website at www.lordabbett.com.

The views of the Fund's management and the portfolio holdings described in this report are as of December 31, 2007; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the Fund. Information provided in this

3

report should not be considered a recommendation to purchase or sell securities.

During certain periods shown, expense reimbursements were in place. Without such expense reimbursements, the Fund's returns would have been lower.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund's prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by banks, and are subject to investment risks including possible loss of principal amount invested.

4

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the S&P/Citigroup Extended Market World Ex-U.S. Index, assuming reinvestment of all dividends and distributions. The Fund's shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Return for the Periods Ended December 31, 2007

	1 Year	5 Years	Life of Class
Class VC2	4.73%	23.89%	6.66%

1  Performance for the unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of the index is not necessarily representative of the Fund's performance. Performance for the index begins on September 30, 1999.

2  The Class VC shares were first offered on September 15, 1999.

5

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund's services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 through December 31, 2007).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses Paid During the Period 7/1/07 – 12/31/07" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

6

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period†
	7/1/07	12/31/07	7/1/07 – 12/31/07
Class VC
Actual	$1,000.00	$931.40	$5.60
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.40	$5.85

†  Expenses are equal to the Fund's annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2007

Sector*	%**
Consumer Cyclicals	18.87%
Energy	9.18%
Healthcare	5.45%
Technology	8.17%
Telecommunications	1.30%
Transportation	1.87%
Utilities	2.15%
Basic Materials	10.33%
Div. Financials	6.44%
Ind. Goods & Services	17.71%
Consumer Non-Cyclicals	5.61%
Non-Property Financials	7.95%
Property and Property Services	4.89%
Short-Term Investment	0.08%
Total	100.00%

  *  A sector may comprise several industries.

  **  Represents percent of total investments.

7

Schedule of Investments

December 31, 2007

Investments	Shares	U.S. $ Value (000)
COMMON STOCKS 98.41%
Australia 3.33%
Boart Longyear Group*	205,623	$424
Newcrest Mining Ltd.	15,399	448
Zinifex Ltd.	23,769	259
Total		1,131
Canada 4.08%
Addax Petroleum Corp.	11,677	508
Equinox Minerals Ltd.*	85,900	475
High River Gold Mines Ltd.*	139,857	402
Total		1,385
China 1.72%
Celestial NutriFoods Ltd.	620,705	444
Guangzhou R&F Properties Co., Ltd.	39,528	141
Total		585
Egypt 3.57%
GB Auto S.A.E*	72,310	745
Orascom Hotels & Development*	31,361	467
Total		1,212
France 5.64%
CGG Veritas*	2,313	659
Gemalto N.V.*	17,610	554
Neopost S.A.	6,822	703
Total		1,916
Germany 11.00%
Arques Industries AG	18,395	617
Fresenius Medical Care AG & Co. ADR	11,600	612
Hamburger Hafen und Logistik AG*	4,880	435
KUKA AG*	4,539	173
Qimonda AG ADR*	11,000	79
Rheinmetall AG	7,045	560

Investments	Shares	U.S. $ Value (000)
Symrise AG*	20,149	$568
Tognum AG*	12,057	361
Wacker Chemie AG	1,144	330
Total		3,735
Greece 5.50%
Folli Follie	14,235	531
Intralot S.A.	25,813	511
OPAP S.A.	9,246	370
Piraeus Bank S.A.	11,702	457
Total		1,869
Hong Kong 9.40%
China Infrastructure Machinery Holdings Ltd.	315,000	499
China Security & Surveillance Technology, Inc.*	11,225	245
Dore Holdings Ltd.	1,288,000	297
Galaxy Entertainment Group Ltd.*	377,000	354
Lee & Man Paper Manufacturing Ltd.	103,200	453
Playmates Holdings Ltd.	1,234,000	131
RexCapital Financial Holdings Ltd.*	6,350,000	1,214
Total		3,193
Ireland 0.81%
FBD Holdings plc	5,856	216
Waterford Wedgwood plc Unit*	1,988,597	58
Total		274
Italy 5.88%
Azimut Holding SpA	26,209	340
Damiani SpA*	31,328	173
Davide Campari-Milano SpA	80,142	764
Hera SpA	159,976	719
Total		1,996

See Notes to Financial Statements.
8

Schedule of Investments (continued)

December 31, 2007

Investments	Shares	U.S. $ Value (000)
Japan 12.86%
Capcom Co., Ltd.	12,700	$324
Elpida Memory, Inc.*	7,800	267
FP Corp.	13,300	416
Kabu.com Securities Co., Ltd.	190	260
Nabtesco Corp.	31,912	499
Nippon Commercial Investment REIT	180	794
Nitori Co., Ltd.	11,000	527
Okinawa Cellular Telephone Co.	199	434
SUMCO Corp.	11,500	327
Tokuyama Corp.	28,100	280
ZEON Corp.	40,000	239
Total		4,367
Kazakhstan 0.00%
Kazkommertsbank GDR*†	58	1
Mexico 1.50%
Desarrolladora Homex, S.A. de C.V. ADR*	10,300	509
Netherlands 0.80%
Draka Holding N.V.	8,101	272
Norway 3.78%
Electromagnetic Geoservices AS*	9,020	84
Petroleum Geo-Services*	19,850	572
Songa Offshore ASA*	46,686	627
Total		1,283
Philippines 3.10%
Ayala Corp.	26,919	364
Megaworld Corp.	3,792,000	338
Metropolitan Bank & Trust Co.	269,100	352
Total		1,054

Investments	Shares	U.S. $ Value (000)
South Korea 2.15%
Daewoo Securities Co., Ltd.	13,007	$419
Hynix Semiconductor, Inc.*	3,050	84
Pusan Bank*	13,570	226
Total		729
Spain 4.80%
Enagas, S.A.	27,729	810
Prosegur Compania de Seguridad S.A.	23,100	821
Total		1,631
Sweden 4.29%
Getinge AB, Class B	25,600	684
KappAhl Holding AB*	27,926	365
Oriflame Cosmetics S.A.*	6,400	407
Total		1,456
Taiwan 1.01%
Acer, Inc.	128,905	252
Powerchip Semiconductor Corp.	210,000	90
Total		342
Thailand 1.05%
Bangkok Bank Public Co., Ltd.	101,322	358
Turkey 3.12%
Hurriyet Gazetecilik ve Matbaacilik A.S.*	167,561	517
Turkiye Is Bankasi A.S. GDR	17,140	108
Turkiye Vakiflar Bankasi	123,358	436
Total		1,061
United Kingdom 9.02%
BlueBay Asset Management plc	73,051	516
Burberry Group plc	23,049	261

See Notes to Financial Statements.
9

Schedule of Investments (concluded)

December 31, 2007

Investments	Shares	U.S. $ Value (000)
United Kingdom (continued)
Ceres Power Holdings plc*	70,931	$439
Intertek Group plc	38,546	760
Punch Taverns plc	36,810	560
Southern Cross Healthcare Ltd.	50,102	529
Total		3,065
Total Common Stocks (cost $32,339,974)		33,424

Investments	Principal Amount (000)	Value
SHORT-TERM INVESTMENT 0.08%
Repurchase Agreement
Repurchase Agreement dated 12/31/2007, 3.38% due 1/2/2008 with State Street Bank & Trust Co. collateralized by $30,000 of U.S. Treasury Bills at 3.04% due 3/13/2008; value: $29,818; proceeds: $26,102 (cost $26,097)	$26	$26
Total Investments in Securities 98.49% (cost $32,366,071)		33,450
Other Assets in Excess of Liabilities 1.51%		513
Net Assets 100.00%		$33,963

  ADR  American Depositary Receipt.

  GDR  Global Depositary Receipt.

  REIT  Real Estate Investment Trust.

  Unit  More than one class of securities traded together.

  *  Non-income producing security.

  †  Security was purchased pursuant to Rule 144A under the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be resold to qualified institutional investors. Unless otherwise noted, 144A securities are deemed to be liquid.

Industry classifications have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.
10

Statement of Assets and Liabilities

December 31, 2007

ASSETS:
Investment in securities, at value (cost $32,366,071)	$33,450,013
Foreign cash, at value (cost $1,294,479)	1,303,409
Receivables:
Investment securities sold	208,172
From advisor (See Note 3)	21,057
Capital shares sold	11,557
Interest and dividends	9,017
Prepaid expenses and other assets	393
Total assets	35,003,618
LIABILITIES:
Payables:
Investment securities purchased	841,067
Capital shares reacquired	66,700
Management fee	20,401
Directors' fees	2,562
Fund administration	1,091
Accrued expenses and other liabilities	109,079
Total liabilities	1,040,900
NET ASSETS	$33,962,718
COMPOSITION OF NET ASSETS:
Paid-in capital	$32,212,141
Distributions in excess of net investment income	(105,733)
Accumulated net realized gain on investments and foreign currency related transactions	766,593
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	1,089,717
Net Assets	$33,962,718
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	3,136,966
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$10.83

See Notes to Financial Statements.
11

Statement of Operations

For the Year Ended December 31, 2007

Investment income:
Dividends (net of foreign withholding taxes of $49,102)	$567,927
Interest	38,112
Total investment income	606,039
Expenses:
Management fee	250,335
Shareholder servicing	79,063
Custody	46,769
Professional	42,218
Reports to shareholders	19,385
Fund administration	13,351
Directors' fees	1,204
Other	686
Gross expenses	453,011
Expense reductions (See Note 7)	(1,046)
Expenses assumed by advisor (See Note 3)	(68,209)
Net expenses	383,756
Net investment income	222,283
Net realized and unrealized gain:
Net realized gain on investments and foreign currency related transactions	4,256,326
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	(3,258,122)
Net realized and unrealized gain	998,204
Net Increase in Net Assets Resulting From Operations	$1,220,487

See Notes to Financial Statements.
12

Statements of Changes in Net Assets

INCREASE IN NET ASSETS	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
Operations:
Net investment income	$222,283	$169,001
Net realized gain on investments and foreign currency related transactions	4,256,326	3,292,523
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	(3,258,122)	1,688,100
Net increase in net assets resulting from operations	1,220,487	5,149,624
Distributions to shareholders from:
Net investment income	(303,629)	(105,399)
Net realized gain	(4,062,431)	(3,089,163)
Total distributions to shareholders	(4,366,060)	(3,194,562)
Capital share transactions (See Note 10):
Proceeds from sales of shares	15,689,951	16,055,989
Reinvestment of distributions	4,366,061	3,194,562
Cost of shares reacquired	(11,040,780)	(5,683,542)
Net increase in net assets resulting from capital share transactions	9,015,232	13,567,009
Net increase in net assets	5,869,659	15,522,071
NET ASSETS:
Beginning of year	$28,093,059	$12,570,988
End of year	$33,962,718	$28,093,059
Undistributed (distributions in excess of) net investment income	$(105,733)	$22,708

See Notes to Financial Statements.
13

Financial Highlights

	Year Ended 12/31
	2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of year	$11.89	$10.43	$8.56	$7.10	$5.10
Investment operations:
Net investment income(a)	.08	.10	.01	.01	.11
Net realized and unrealized gain	.44	2.91	2.26	1.46	1.99
Total from investment operations	.52	3.01	2.27	1.47	2.10
Distributions to shareholders from:
Net investment income	(.11)	(.05)	–	(.01)	(.10)
Net realized gain	(1.47)	(1.50)	(.40)	–	–
Total distributions	(1.58)	(1.55)	(.40)	(.01)	(.10)
Net asset value, end of year	$10.83	$11.89	$10.43	$8.56	$7.10
Total Return(b)	4.73%	29.08%	26.63%	20.71%	41.25%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	1.15%	1.15%	1.40%	1.34%	1.40%
Expenses, including expense reductions and expenses assumed	1.15%	1.15%	1.40%	1.34%	1.40%
Expenses, excluding expense reductions and expenses assumed	1.36%	1.65%	2.41%	3.45%	3.42%
Net investment income	.67%	.87%	.14%	.12%	1.86%
Supplemental Data:
Net assets, end of year (000)	$33,963	$28,093	$12,571	$6,873	$3,580
Portfolio turnover rate	106.30%	98.50%	70.54%	68.22%	61.83%

(a) Calculated using average shares outstanding during the year.

(b) Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.
14

Notes to Financial Statements

1. ORGANIZATION

Lord Abbett Series Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company, incorporated under Maryland law in 1989. The Company consists of eight separate portfolios. This report covers International Portfolio (the "Fund"). The Fund is diversified as defined under the Act.

The investment objective of the Fund is long-term capital appreciation. The Fund offers Variable Contract class shares ("Class VC Shares") which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts issued by life insurance and insurance-related companies.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. SIGNIFICANT ACCOUNTING POLICIES

(a)  Investment Valuation–Securities traded on any recognized U.S. or non-U.S. exchange or on NASDAQ, Inc. are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b)  Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)  Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

(d)  Federal Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

(e)  Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis.

15

Notes to Financial Statements (continued)

(f)  Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund's records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect current exchange rates. The resultant exchange gains and losses are included in Net realized gain on investments and foreign currency related transactions on the Fund's Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)  When-Issued or Forward Transactions–The Fund may purchase securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by the Fund to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund's custodian in order to pay for the commitment. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and value of the security in determining its net asset value. The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(h)  Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fees

The Company has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investment portfolio.

The management fee is based on the Fund's average daily net assets at the following annual rates:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

16

Notes to Financial Statements (continued)

For the fiscal year ended December 31, 2007, the effective management fee paid to Lord Abbett was at a rate of .75% of the Fund's average daily net assets.

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets.

For the period January 1, 2007 through April 30, 2008, Lord Abbett has contractually agreed to reimburse the Fund to the extent necessary, so that the Fund's expenses (excluding management fee) do not exceed an annual rate of .40% of average daily net assets.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the Fund's average daily net asset value ("NAV") of the Class VC Shares held in the insurance company's separate account to service and maintain the Variable Contract owners' accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the year ended December 31, 2007, the Fund incurred expenses of $69,276 for such services arrangements, which have been included in Shareholder Servicing Expense on the Statement of Operations.

Two Directors and certain of the Company's officers have an interest in Lord Abbett.

4. DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2007 and 2006 are as follows:

	12/31/2007	12/31/2006
Distributions paid from:
Ordinary income	$1,775,512	$1,258,189
Net long-term capital gains	2,590,548	1,936,373
Total distributions paid	$4,366,060	$3,194,562

17

Notes to Financial Statements (continued)

As of December 31, 2007, the components of accumulated earnings on a tax-basis are as follows:

Undistributed ordinary income - net	$92,109
Undistributed long-term capital gains	716,218
Total undistributed earnings	$808,327
Temporary differences	(50,197)
Unrealized gains - net	992,447
Total accumulated earnings – net	$1,750,577

Certain losses incurred after October 31 ("Post-October Losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net ordinary losses of $47,635 during fiscal 2007.

As of December 31, 2007, the aggregate unrealized security gains and losses based on cost for U.S. Federal income tax purposes are as follows:

Tax cost	$32,463,341
Gross unrealized gain	3,001,133
Gross unrealized loss	(2,014,461)
Net unrealized security gain	$986,672

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain foreign securities and wash sales.

Permanent items identified during the fiscal year ended December 31, 2007 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Gain
$(47,095)	$47,095

The permanent difference is primarily attributable to the tax treatment of foreign currency transactions.

5. PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2007 are as follows:

Purchases	Sales
$39,631,372	$34,133,625

There were no purchases or sales of U.S. Government securities during the fiscal year ended December 31, 2007.

6. DIRECTORS' REMUNERATION

The Company's officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is

18

Notes to Financial Statements (continued)

an equity-based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, Directors' fees. The deferred amounts are treated as though equivalent dollar amounts have been invested proportionately in the funds. Such amounts and earnings accrued thereon are included in Directors' fees on the Statement of Operations and in Directors' fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. Federal income tax purposes until such amounts are paid.

7. EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

8. CUSTODIAN AND ACCOUNTING AGENT

State Street Bank & Trust Company ("SSB") is the Fund's custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund's NAV.

9. INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the stock market in general, and to the changing prospects of individual companies in which the Fund invests. The Fund is subject to the risks of investing in foreign securities and in the securities of small-cap companies. Foreign securities may pose greater risks than domestic securities, including greater price fluctuation, less government regulation, and higher transaction costs. Foreign investments also may be affected by changes in currency rates or currency controls. Investing in small-cap companies generally involves greater risks than investing in the stocks of larger companies, including more volatility and less liquidity.

These factors can affect the Fund's performance.

10. SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock are as follows:

	Year Ended December 31, 2007	Year Ended December 31, 2006
Shares sold	1,242,621	1,365,277
Reinvestment of distributions	415,025	272,806
Shares reacquired	(882,838)	(481,083)
Increase	774,808	1,157,000

19

Notes to Financial Statements (concluded)

11. COMMITMENTS

At December 31, 2007, the Fund had entered into foreign exchange contracts, under which it had agreed to purchase and sell various foreign currencies with approximate values of $754,640 and $210,619, respectively.

12. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. Effective June 29, 2007, the Fund has adopted FIN 48. The adoption of FIN 48 has not resulted in a material impact on the Fund's net assets, results of operations and financial statement disclosures. The Fund files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Fund's tax returns remain open for examination for the years ended December 31, 2004 through December 31, 2007.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

20

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
Lord Abbett Series Fund, Inc. – International Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Lord Abbett Series Fund, Inc. – International Portfolio (the "Fund") as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Series Fund, Inc. – International Portfolio as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 14, 2008

21

Basic Information About Management

The Board of Directors (the "Board") is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Company's investment adviser.

Interested Directors

The following Directors are Partners of Lord Abbett and are "interested persons" of the Company as defined in the Act. Mr. Dow and Ms. Foster are officers, directors, or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 51 portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1995; and Chairman since 1996	Senior Partner since 2007 and Chief Executive Officer of Lord Abbett since 1996; formerly Managing Partner of Lord Abbett (1996 - 2007).	N/A

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director since 2006	Managing Partner since 2007; formerly Director of Marketing and Client Service of Lord Abbett (1990 - 2007).	N/A

Independent Directors

The following independent or outside Directors ("Independent Directors") are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 51 portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994	Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000); Acting Chief Executive Officer of Courtroom Television Network (1997 - 1998); President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 - 1997).	Currently serves as director of Crane Co. and Huttig Building Products Inc.

22

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
William H.T. Bush Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Director since 1998	Co-founder and Chairman of the Board of the financial advisory firm of Bush-O'Donnell & Company (since 1986).	Currently serves as director of WellPoint, Inc. (since 2002).

Robert B. Calhoun, Jr. c/o Legal Dept. Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Managing Director of Monitor Clipper Partners (since 1997) and President of Clipper Asset Management Corp. (since 1991), both private equity investment funds.	Currently serves as director of Avondale, Inc. and Interstate Bakeries Corp.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Owner and CEO of The Hill Company, a business consulting firm (since 1998); Founder, President and Owner of the Hiram-Hill and Hillsdale Development Company, a residential real estate development firm (1998 - 2000).	Currently serves as director of WellPoint, Inc. since 1994 and Lend Lease Corporation Limited since 2005.

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Advisor of One Equity Partners, a private equity firm (since 2004); Chief Executive Officer of Houlihan Lokey Howard & Zukin, an investment bank (2002 - 2003); Chairman of Warburg Dillon Read, an investment bank (1999 - 2001); Global Head of Corporate Finance of SBC Warburg Dillon Read (1997 - 1999); Chief Executive Officer of Dillon, Read & Co. (1994 - 1997).	Currently serves as director of Molson Coors Brewing Company.

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1989	Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996); President of Spencer Stuart (1979 - 1996).	Currently serves as director of Ace, Ltd. (since 1997) and Hewitt Associates, Inc.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	CEO of Tullis-Dickerson and Co. Inc, a venture capital management firm (since 1990).	Currently serves as director of Crane Co. (since 1998).

23

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1995	Senior Partner since 2007 and Chief Executive Officer of Lord Abbett since 1996; formerly Managing Partner of Lord Abbett (1996 - 2007).

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner since 2007; formerly Director of Marketing and Client Service of Lord Abbett (1990 - 2007).

Sholom Dinsky* (1944)	Executive Vice President	Elected in 2003	Partner and Investment Manager, joined Lord Abbett in 2000.

Robert P. Fetch (1953)	Executive Vice President	Elected in 2003	Partner and Senior Investment Manager, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director of Large Cap Core Equity, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2007	Partner and Chief Investment Officer; formerly Director of Taxable Fixed Income Management, joined Lord Abbett in 1997.

Howard E. Hansen (1961)	Executive Vice President	Elected in 1999	Partner and Investment Manager, joined Lord Abbett in 1995.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Investment Manager, joined Lord Abbett in 2003; formerly Director and Portfolio Manager at Warburg Pincus Asset Management and Credit Suisse Asset Management (2002 - 2003); prior thereto Associate Portfolio Manager of Credit Suisse Asset Management.

* Effective March 31, 2008, Mr. Dinsky will retire from Lord Abbett.

24

Basic Information About Management (continued)

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
Frederick Ruvkun (1957)	Executive Vice President	Elected in 2006	Investment Manager, joined Lord Abbett in 2006; formerly served as Managing Director and Leader of the Small Cap Growth Team and a Portfolio Manager of SMID Growth Assets at J & W Seligman & Company.

Eli M. Salzmann (1964)	Executive Vice President	Elected in 1999	Partner and Director of Large Cap Value Equity Management, joined Lord Abbett in 1997.

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director of High Yield & Convertible Management, joined Lord Abbett in 1987.

Edward K. von der Linde (1960)	Executive Vice President	Elected in 1999	Partner and Investment Manager, joined Lord Abbett in 1988.

Eileen K. Banko (1967)	Vice President	Elected in 1999	Equity Analyst, joined Lord Abbett in 1990.

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

David G. Builder (1954)	Vice President	Elected in 1999	Equity Analyst, joined Lord Abbett in 1998.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004; Managing Director and Associate General Counsel at New York Life Investment Management LLC (2002 - 2003); attorney at Dechert LLP (2000 - 2002).

Michael S. Goldstein (1968)	Vice President	Elected in 1999	Partner and Investment Manager, joined Lord Abbett in 1997.

Gerard S. E. Heffernan, Jr. (1963)	Executive Vice President	Elected in 2003	Partner and Investment Manager, joined Lord Abbett in 1998.

Ellen G. Itskovitz (1957)	Vice President	Elected in 2001	Partner and Senior Research Analyst, joined Lord Abbett in 1998.

25

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Maren Lindstrom (1962)	Vice President	Elected in 2001	Partner and Investment Manager, joined Lord Abbett in 2000.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director of Equity Trading, joined Lord Abbett in 1983.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Senior Deputy General Counsel; joined Lord Abbett in 2007; formerly, Executive Vice President and General Counsel at Cohen & Steers Capital Management, Inc.

Paul J. Volovich (1973)	Vice President	Elected in 2005	Investment Manager, joined Lord Abbett in 1997.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Director of Fund Administration, joined Lord Abbett in 2003; formerly Vice President, Lazard Asset Management LLC.

Please call 888-522-2388 for a copy of the Statement of Additional Information (SAI), which contains further information about the Company's Directors. It is available free upon request.

26

Approval of Advisory Contract

At meetings held on December 12 and 13, 2007, the Board, including all of the Directors who are not interested persons of the Fund or Lord Abbett, considered whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. The Board also took into account its familiarity with Lord Abbett gained through its previous meetings and discussions, and the examination of the portfolio management team conducted by members of the Contracts Committee during the year.

The materials received by the Board included, but were not limited to, (1) information provided by Lipper Analytical Services, Inc. regarding the investment performance of the Fund compared to the investment performance of one or more groups of funds with substantially similar investment objectives (the "performance universe") and to the investment performance of an appropriate securities index (if such an index existed), for various time periods each ended September 30, 2007, (2) information on the effective management fee rates and expense ratios for one or more groups of funds with similar objectives and of similar size (the "peer expense group"), (3) sales and redemption information for the Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of the Fund, and (7) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett's commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance and Compliance. The Board reviewed the Fund's investment performance in relation to that of the performance universe, both in terms of total return and in terms of other statistical measures. The Board observed that the investment performance of the Fund was in the fifth quintile of its performance universe for the nine-month period, in the fourth quintile for the one-year period, and in the second quintile for the three-year and five-year periods. The Board also observed that the performance of the Fund was below that of the Lipper VUF International Growth Funds Index for the nine-month and one-year periods and above that of the Index for the three-year and five-year periods. The Board also noted that the Fund's investment objective, strategy, and investment team were identical to those of the Lord Abbett International Opportunities Fund and that the investment performance of the Class A shares of the Lord Abbett International Opportunities Fund was in the fifth quintile of its performance universe and below that of the Lipper International Small/Mid-Cap Growth Index for the ten-year period.

Lord Abbett's Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment

27

objective and discipline. Among other things, the Board considered the size, experience, and turnover rates of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel. The Board also observed that in 2005 Lord Abbett had made significant changes in the personnel managing the Fund, including assigning lead portfolio management responsibilities to Todd Jacobson. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett's supervision of third party service providers, including the Fund's transfer agent and custodian.

Expenses. The Board considered the expense levels of the Fund and the expense levels of the peer expense group. It also considered the amount and nature of the fees paid by shareholders. The Board noted that it and Lord Abbett had agreed to an expense reimbursement agreement for the Fund that limited all expenses other than management fees to forty basis points and that Lord Abbett proposed to enter into a new expense reimbursement agreement that would limit all expenses other than management fees to 0.25%. The Board also observed that, that Lord Abbett had made additional voluntary reimbursements that reduced the total expense ratio to 1.15%. The Board observed that the contractual management and administrative services fees were approximately eleven basis points below the median of the peer group and the actual management and administrative services fees were approximately six basis points below the median of the peer group. The Board observed that at September 30, 2007 the total expense ratio was approximately twenty-two basis points above the median of the peer group.

Profitability. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board recognized that Lord Abbett's profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board noted that Lord Abbett's profitability had increased in recent years, in part due to an increase in assets under management, but concluded that Lord Abbett's profitability overall and as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing advisory fee schedule, with its breakpoints in the level of the advisory fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment advisory services. The Board also considered the revenues and profitability

28

of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that Lord Abbett Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees from the Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. The Board observed that, in addition, Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectuses of the Funds, has entered into revenue sharing arrangements with certain entities that distribute shares of the Funds.

Alternative Arrangements. The Board considered whether, instead of approving the continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

29

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund's Prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Record

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund's portfolio securities, and information on how Lord Abbett voted each Fund's proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett's website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

Tax Information

Of the distributions paid to shareholders during the fiscal year December 31, 2007, $2,590,548 represents long-term capital gains.

The Fund intends to pass through foreign source income of $617,029 and foreign taxes of $43,626.

30

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LASFI-2-1207

(2/08)

Lord Abbett Series Fund, Inc.

International Portfolio

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by
LORD ABBETT DISTRIBUTOR LLC.

2007

LORD ABBETT ANNUAL REPORT

Lord Abbett

Series Fund—Large Cap Core Portfolio

For the fiscal year ended December 31, 2007

Lord Abbett Series Fund — Large Cap Core Portfolio

Annual Report

For the fiscal year ended December 31, 2007

Dear Shareholders: We are pleased to provide you with this overview of the Lord Abbett Series Fund — Large Cap Core Portfolio's performance for the year ended December 31, 2007. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries by the Fund's portfolio managers.

General information about Lord Abbett mutual funds, as well as in-depth discussion of market trends and investment strategies, is also provided in Lord Abbett Insights, a newsletter accompanying your quarterly account statements. We also encourage you to call Lord Abbett at 888-522-2388 and speak to one of our professionals if you would like more information.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow
Chairman

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Q: What were the overall market conditions during the year ended December 31, 2007?

A: Despite a notable rise in volatility during the year, which included three significant corrections, the equity market, as measured by the S&P 500® Index,1 gained a total return of 5.49% in 2007. Supporting the market on the upside was the fact that, relative to other securities, namely Treasury bonds, equities were substantially undervalued. Demand was supported by ample liquidity in the financial system (M2 – a broad measure of the supply of money, including currency, checking and savings accounts – expanded at its fastest pace in four years). On the downside, a crisis in the U.S. subprime mortgage market increased

1

the uncertainty in the market. These disparate factors created a seesaw effect in the market.

Like the equity market, the economy progressed at an uneven pace during 2007, growing only 0.6% in the first quarter. The pace of economic activity rebounded in the second and third quarters, delivering growth of 3.8% and 4.9%, respectively, only to moderate significantly in the fourth quarter, as banks — burdened by a deterioration in their balance sheets — tightened lending standards while a constant wave of negative news sapped both business and consumer sentiment.

Q: How did the Large Cap Core Portfolio perform during the year ended December 31, 2007?

A: The Fund returned 10.68%, reflecting performance at the net asset value (NAV) of Class VC shares, compared to its benchmarks, the Russell 1000® Index2 and the S&P 500 Index, which returned 5.77% and 5.49%, respectively, in the same period.

Q: What were the most significant factors affecting performance?

A: The strongest contributors to the Fund's performance relative to its benchmark, the Russell 1000 Index, for the one-year period were the materials and processing sector, the healthcare sector, and the consumer discretionary sector.

Among the individual holdings that contributed to performance were materials and processing holding Monsanto Co. (the Fund's number-one contributor), a provider of technology-based solutions and agricultural products for growers and downstream customers in the agricultural markets; healthcare holdings Express Scripts, Inc., a full-service pharmacy benefit management and specialty managed care company, and Medco Health Solutions, Inc., a pharmacy benefit manager; and consumer discretionary holdings GameStop Corp., an operator of specialty electronic game and PC entertainment software stores, and Activision, Inc., a publisher of interactive entertainment software.

The worst detractors from performance were the other energy sector (owing to an underweight position) (this sector includes oil service companies, as well as smaller exploration and production companies, and independent refiners), the integrated oils sector, and the utilities sector.

Among the individual detractors from performance were financial services holdings Citigroup Inc. (the Fund's number-one detractor), a diversified financial services holding company, and Fannie Mae, a provider of guaranteed mortgage-backed securities to facilitate housing ownership for low to middle-income Americans; consumer discretionary holdings Kohl's Corp., an operator of a chain of family-oriented, specialty department stores, and

2

Coach, Inc., a designer of leather goods; and healthcare holding Celgene Corp., a global biopharmaceutical company.

The Fund's portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

A prospectus contains important information about a fund, including its investment objectives, risks, charges, and ongoing expenses, which an investor should carefully consider before investing. To obtain a prospectus on any Lord Abbett mutual fund, please contact your investment professional or Lord Abbett Distributor LLC at 888-522-2388 or visit our Website at www.lordabbett.com. Read the prospectus carefully before investing.

1  The S&P 500® Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

2  The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92 percent of the total market capitalization of the Russell 3000 Index.

Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end by calling Lord Abbett at 888-522-2388 or referring to our Website at www.lordabbett.com.

During certain periods shown, expense reimbursements were in place. Without such expense reimbursements, the Fund's returns would have been lower.

The views of the Fund's management and the portfolio holdings described in this report are as of December 31, 2007; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund's prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks, including possible loss of principal amount invested.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell 1000® Index and the S&P 500® Index, assuming reinvestment of all dividends and distributions. The Fund's shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Return for the Periods Ended December 31, 2007

	1 Year	Life of Class
Class VC2	10.68%	12.20%

1  Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index is not necessarily representative of the Fund's performance. Performance for each index begins on April 29, 2005.

2  The Class VC shares were first offered on April 29, 2005.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund's services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 through December 31, 2007).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses Paid During the Period 7/1/07 – 12/31/07" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/07	12/31/07	7/1/07 – 12/31/07
Class VC
Actual	$1,000.00	$1,031.20	$5.63
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.67	$5.60

†  Expenses are equal to the Fund's annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2007

Sector*	%**
Auto & Transportation	0.60%
Consumer Discretionary	7.46%
Consumer Staples	12.86%
Financial Services	11.99%
Healthcare	17.21%
Integrated Oils	4.95%
Materials & Processing	7.58%
Other	2.63%
Other Energy	2.77%
Producer Durables	7.63%
Technology	13.24%
Utilities	7.25%
Short-Term Investment	3.83%
Total	100.00%

  *  A sector may comprise several industries.

**  Represents percent of total investments.

6

Schedule of Investments

December 31, 2007

Investments	Shares	Value (000)
COMMON STOCKS 96.59%
Aerospace 4.19%
Boeing Co. (The)	2,572	$225
Lockheed Martin Corp.	1,888	199
Raytheon Co.	3,074	186
United Technologies Corp.	3,633	278
Total		888
Agriculture, Fishing & Ranching 2.66%
Monsanto Co.	5,052	564
Banks 4.72%
Bank of America Corp.	3,955	163
JPMorgan Chase & Co.	4,835	211
Marshall & Ilsley Corp.	1,367	36
PNC Financial Services Group, Inc. (The)	3,218	211
SunTrust Banks, Inc.	1,056	66
U.S. Bancorp	3,498	111
Wachovia Corp.	1,334	51
Wells Fargo & Co.	5,004	151
Total		1,000
Beverage: Brewers 0.36%
Anheuser-Busch Cos., Inc.	1,450	76
Beverage: Soft Drinks 3.33%
Coca-Cola Co. (The)	7,214	442
PepsiCo, Inc.	3,462	263
Total		705
Biotechnology Research & Production 3.80%
Amgen Inc.*	3,644	169
Baxter International, Inc.	2,837	165
Celgene Corp.*	4,223	195
Genzyme Corp.*	2,321	173
ImClone Systems Inc.*	2,394	103
Total		805

Investments	Shares	Value (000)
Chemicals 1.26%
Praxair, Inc.	3,021	$268
Communications & Media 0.25%
Time Warner, Inc.	3,254	54
Communications Technology 3.98%
Cisco Systems, Inc.*	11,411	309
Corning, Inc.	7,195	173
Harris Corp.	839	52
QUALCOMM Inc.	7,875	310
Total		844
Computer Services, Software & Systems 3.45%
Adobe Systems Inc.*	3,803	162
Microsoft Corp.	10,271	366
Oracle Corp.*	8,980	203
Total		731
Computer Technology 3.22%
Hewlett-Packard Co.	7,056	356
International Business Machines Corp.	2,337	253
NVIDIA Corp.*	2,157	73
Total		682
Consumer Electronics 2.50%
Activision, Inc.*	3,737	111
Electronic Arts, Inc.*	6,039	353
Yahoo! Inc.*	2,892	67
Total		531
Copper 0.18%
Freeport-McMoRan Copper & Gold Inc.	365	37
Diversified Financial Services 4.06%
American Express Co.	970	50
Bank of New York Mellon Corp. (The)	7,340	358
Citigroup, Inc.	4,045	119

See Notes to Financial Statements.
7

Schedule of Investments (continued)

December 31, 2007

Investments	Shares	Value (000)
Diversified Financial Services (continued)
Merrill Lynch & Co., Inc.	1,986	$107
MetLife Inc.	1,511	93
Morgan Stanley	2,533	135
Total		862
Drug & Grocery Store Chains 0.58%
Kroger Co. (The)	3,227	86
Walgreen Co.	941	36
Total		122
Drugs & Pharmaceuticals 7.93%
Abbott Laboratories	8,321	467
Amylin Pharmaceuticals, Inc.*	1,792	66
Bristol-Myers Squibb Co.	3,709	98
Eli Lilly & Co.	3,142	168
Gilead Sciences, Inc.*	4,564	210
Johnson & Johnson	2,579	172
Merck & Co., Inc.	5,361	312
Pfizer Inc.	4,913	112
Schering-Plough Corp.	2,891	77
Total		1,682
Electrical Equipment & Components 0.90%
Emerson Electric Co.	3,354	190
Electronics: Medical Systems 0.49%
Medtronic, Inc.	2,068	104
Electronics: Semi-Conductors/Components 1.97%
Advanced Micro Devices, Inc.*	863	6
Intel Corp.	12,368	330
Texas Instruments, Inc.	2,456	82
Total		418
Electronics: Technology 0.68%
General Dynamics Corp.	1,611	143
Energy: Miscellaneous 0.59%
Valero Energy Corp.	1,800	126

Investments	Shares	Value (000)
Entertainment 0.34%
Walt Disney Co. (The)	2,253	$73
Financial Data Processing Services & Systems 0.30%
Western Union Co. (The)	2,642	64
Financial: Miscellaneous 0.73%
Federal National Mortgage Association	3,861	154
Foods 3.23%
Campbell Soup Co.	3,961	141
Kellogg Co.	3,066	161
Kraft Foods, Inc., Class A	8,022	262
Wm. Wrigley Jr. Co.	2,074	121
Total		685
Gold 1.93%
Barrick Gold Corp. (Canada)(a)	9,751	410
Health & Personal Care 3.56%
CVS Caremark Corp.	8,237	327
Express Scripts, Inc.*	4,310	315
Medco Health Solutions, Inc.*	1,080	110
WebMD Health Corp., Class A*	85	3
Total		755
Healthcare Facilities 0.72%
Quest Diagnostics Inc.	2,867	152
Identification Control & Filter Devices 0.68%
Agilent Technologies, Inc.*	3,899	143
Insurance: Multi-Line 2.23%
American International Group, Inc.	2,507	146
Aon Corp.	4,293	205

See Notes to Financial Statements.
8

Schedule of Investments (continued)

December 31, 2007

Investments	Shares	Value (000)
Insurance: Multi-Line (continued)
Hartford Financial Services Group, Inc. (The)	1,181	$103
Safeco Corp.	335	19
Total		473
Jewelry, Watches & Gemstones 0.09%
Tiffany & Co.	430	20
Machinery: Construction & Handling 0.27%
Caterpillar Inc.	784	57
Machinery: Oil Well Equipment & Services 2.01%
Baker Hughes, Inc.	1,380	112
Schlumberger Ltd. (Netherlands)(a)	3,191	314
Total		426
Medical & Dental Instruments & Supplies 0.79%
St. Jude Medical, Inc.*	4,105	167
Milling: Fruit & Grain Processing 1.58%
Archer Daniels Midland Co.	7,214	335
Miscellaneous: Consumer Staples 0.51%
Diageo plc ADR	1,265	109
Multi-Sector Companies 2.64%
General Electric Co.	11,772	437
Honeywell International, Inc.	2,003	123
Total		560
Oil: Crude Producers 0.18%
XTO Energy, Inc.	725	37
Oil: Integrated Domestic 0.52%
ConocoPhillips	1,135	100
Occidental Petroleum Corp.	139	11
Total		111

Investments	Shares	Value (000)
Oil: Integrated International 4.45%
Chevron Corp.	3,385	$316
ExxonMobil Corp.	6,587	617
Marathon Oil Corp.	173	11
Total		944
Retail 3.90%
Best Buy Co., Inc.	2,961	156
GameStop Corp.*	4,144	257
Kohl's Corp.*	2,848	130
Macy's, Inc.	1,439	37
Target Corp.	2,452	123
Wal-Mart Stores, Inc.	2,577	123
Total		826
Soaps & Household Chemicals 4.17%
Colgate-Palmolive Co.	3,545	276
Procter & Gamble Co. (The)	8,280	608
Total		884
Telecommunications Equipment 1.63%
Nokia Oyj ADR	9,014	346
Textiles Apparel Manufacturers 0.41%
Coach, Inc.*	2,156	66
Polo Ralph Lauren Corp., Class A	325	20
Total		86
Tobacco 0.73%
Altria Group, Inc.	2,055	155
Transportation: Miscellaneous 0.60%
United Parcel Service, Inc., Class B	1,800	127
Utilities: Cable TV & Radio 0.21%
Comcast Corp., Class A*	2,410	44

See Notes to Financial Statements.
9

Schedule of Investments (concluded)

December 31, 2007

Investments	Shares	Value (000)
Utilities: Electrical 3.96%
Dominion Resources, Inc.	4,584	$218
FPL Group, Inc.	2,603	176
Northeast Utilities System	3,286	103
PG&E Corp.	4,129	178
Progress Energy, Inc.	3,393	164
Total		839
Utilities: Telecommunications 3.12%
AT&T Inc.	13,559	564
Sprint Nextel Corp.	1,705	22
Verizon Communications, Inc.	1,711	75
Total		661
Total Common Stocks (cost $18,578,661)		20,475

Investments	Principal Amount (000)	Value (000)
SHORT-TERM INVESTMENT 3.84%
Repurchase Agreement
Repurchase Agreement dated 12/31/2007, 3.38% due 1/2/2008 with State Street Bank & Trust Co. collateralized by $785,000 of U.S. Treasury Notes at 5.125% due 6/30/2011; value: $832,100; proceeds: $814,824 (cost $814,671)	$815	$815
Total Investments in Securities 100.43% (cost $19,393,332)		21,290
Liabilities in Excess of Other Assets (0.43%)		(91)
Net Assets 100.00%		$21,199

ADR  American Depositary Receipt.

  *  Non-income producing security.

  (a)  Foreign security traded in U.S. dollars.

Industry classifications have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.
10

Statement of Assets and Liabilities

December 31, 2007

ASSETS:
Investment in securities, at value (cost $19,393,332)	$21,290,255
Receivables:
Capital shares sold	22,004
Interest and dividends	21,336
From advisor (See Note 3)	4,439
Prepaid expenses	257
Total assets	21,338,291
LIABILITIES:
Payables:
Investment securities purchased	64,427
Management fee	11,909
Fund administration	680
Directors' fees	548
Accrued expenses and other liabilities	62,086
Total liabilities	139,650
NET ASSETS	$21,198,641
COMPOSITION OF NET ASSETS:
Paid-in capital	$19,192,624
Distributions in excess of net investment income	(123)
Accumulated net realized gain on investments	109,217
Net unrealized appreciation on investments	1,896,923
Net Assets	$21,198,641
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	1,645,091
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$12.89

See Notes to Financial Statements.
11

Statement of Operations

For the Year Ended December 31, 2007

Investment income:
Dividends (net of foreign withholding taxes of $951)	$283,986
Interest	40,679
Total investment income	324,665
Expenses:
Management fee	125,036
Shareholder servicing	65,106
Professional	33,452
Reports to shareholders	19,439
Custody	8,771
Fund administration	7,145
Directors' fees	440
Other	350
Gross expenses	259,739
Expense reductions (See Note 7)	(467)
Expenses assumed by advisor (See Note 3)	(62,788)
Net expenses	196,484
Net investment income	128,181
Net realized and unrealized gain:
Net realized gain on investments	769,456
Net change in unrealized appreciation on investments	796,013
Net realized and unrealized gain	1,565,469
Net Increase in Net Assets Resulting From Operations	$1,693,650

See Notes to Financial Statements.
12

Statement of Change in Net Assets

INCREASE IN NET ASSETS	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
Operations:
Net investment income	$128,181	$84,003
Net realized gain on investments	769,456	104,491
Net change in unrealized appreciation on investments	796,013	999,131
Net increase in net assets resulting from operations	1,693,650	1,187,625
Distributions to shareholders from:
Net investment income	(129,733)	(83,015)
Net realized gain	(731,196)	(53,303)
Total distributions to shareholders	(860,929)	(136,318)
Capital share transactions (See Note 10):
Proceeds from sales of shares	7,407,694	7,799,581
Reinvestment of distributions	860,930	136,318
Cost of shares reacquired	(1,645,776)	(236,222)
Net increase in net assets resulting from capital share transactions	6,622,848	7,699,677
Net increase in net assets	7,455,569	8,750,984
NET ASSETS:
Beginning of year	$13,743,072	$4,992,088
End of year	$21,198,641	$13,743,072
Undistributed (distributions in excess of) net investment income	$(123)	$1,456

See Notes to Financial Statements.
13

Financial Highlights

	Year Ended 12/31		4/29/2005(c) to
	2007	2006	12/31/2005
Per Share Operating Performance
Net asset value, beginning of period	$12.14	$10.86	$10.00
Investment operations:
Net investment income(a)	.09	.10	.06
Net realized and unrealized gain	1.21	1.30	.83
Total from investment operations	1.30	1.40	.89
Distributions to shareholders from:
Net investment income	(.08)	(.07)	(.03)
Net realized gain	(.47)	(.05)	–
Total distributions	(.55)	(.12)	(.03)
Net asset value, end of period	$12.89	$12.14	$10.86
Total Return(b)	10.68%	12.91%	8.87	%(d)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	1.10%	1.10%	1.10	%(e)
Expenses, including expense reductions and expenses assumed	1.10%	1.10%	.74	%(d)
Expenses, excluding expense reductions and expenses assumed	1.45%	1.91%	7.79	%(e)
Net investment income	.72%	.89%	1.41	%(e)
Supplemental Data:
Net assets, end of period (000)	$21,199	$13,743	$4,992
Portfolio turnover rate	42.46%	34.27%	24.42	%(d)

(a) Calculated using average shares outstanding during the period.

(b) Total return assumes the reinvestment of all distributions.

(c) Commencement of operations.

(d) Not annualized.

(e) Annualized.

See Notes to Financial Statements.
14

Notes to Financial Statements

1. ORGANIZATION

Lord Abbett Series Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company, incorporated under Maryland law in 1989. The Company consists of eight separate portfolios. This report covers Large-Cap Core Portfolio (the "Fund"). The Fund is diversified as defined under the Act.

The investment objective of the Fund is growth of capital and growth of income consistent with reasonable risk. The Fund offers Variable Contract class shares ("Class VC Shares"), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts issued by life insurance and insurance-related companies.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. SIGNIFICANT ACCOUNTING POLICIES

(a)  Investment Valuation–Securities traded on any recognized U.S. or non-U.S. exchange or on NASDAQ, Inc. are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b)  Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)  Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

(d)  Federal Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

(e)  Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis.

15

Notes to Financial Statements (continued)

(f)  Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fees

The Company has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investment portfolio.

The management fee is based on the Fund's average daily net assets at the following annual rates:

First $1 billion	.70%
Next $1 billion	.65%
Over $2 billion	.60%

For the fiscal year ended December 31, 2007, the effective management fee paid to Lord Abbett was at an annualized rate of .70% of the Fund's average daily net assets.

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets.

For the period January 1, 2007 through April 30, 2008, Lord Abbett has contractually agreed to reimburse the Fund to the extent necessary, so that the Fund's expenses (excluding management fee) do not exceed an annual rate of .40% of average daily net assets.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the Fund's average daily net asset value ("NAV") of the Class VC Shares held in the insurance company's separate account to service and maintain the Variable Contract owners' accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the year ended December 31, 2007, the Fund incurred expenses of $62,518 for such services arrangements, which have been included in Shareholder Servicing Expense on the Statement of Operations.

Two Directors and certain of the Company's officers have an interest in Lord Abbett.

16

Notes to Financial Statements (continued)

4. DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2007 and 2006 are as follows:

	12/31/2007	12/31/2006
Distributions paid from:
Ordinary income	$319,019	$106,050
Net long-term capital gains	541,910	30,268
Total distributions paid	$860,929	$136,318

As of December 31, 2007, the components of accumulated earnings on a tax-basis are as follows:

Undistributed ordinary income – net	$425
Undistributed long-term capital gains	146,348
Total undistributed earnings	$146,773
Temporary differences	(548)
Unrealized gains - net	1,859,792
Total accumulated earnings - net	$2,006,017

As of December 31, 2007, the aggregate unrealized security gains and losses based on cost for U.S. Federal income tax purposes are as follows:

Tax cost	$19,430,463
Gross unrealized gain	2,668,616
Gross unrealized loss	(808,824)
Net unrealized security gain	$1,859,792

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales.

17

Notes to Financial Statements (continued)

Permanent items identified during the fiscal year ended December 31, 2007 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Gain
$(27)	$27

The permanent differences are attributable to the tax treatment of distributions paid.

5. PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2007 are as follows:

Purchases	Sales
$12,820,185	$7,257,170

There were no purchases or sales of U.S. Government securities during the fiscal year ended December 31, 2007.

6. DIRECTORS' REMUNERATION

The Company's officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, Directors' fees. The deferred amounts are treated as though equivalent dollar amounts have been invested proportionately in the funds. Such amounts and earnings accrued thereon are included in Directors' fees on the Statement of Operations and in Directors' fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. Federal income tax purposes until such amounts are paid.

7. EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

8. CUSTODIAN AND ACCOUNTING AGENT

State Street Bank & Trust Company ("SSB") is the Fund's custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund's NAV.

18

Notes to Financial Statements (concluded)

9. INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value and growth stocks. This means the value of your investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Large value and growth stocks may perform differently than the market as a whole and differently than each other and other types of stocks, such as small company stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. Growth stocks may be more volatile than other stocks. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

These factors can affect the Fund's performance.

10. SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock are as follows:

	Year Ended December 31, 2007	Year Ended December 31, 2006
Shares sold	571,710	681,528
Reinvestment of distributions	66,225	11,210
Shares reacquired	(124,900)	(20,179)
Increase	513,035	672,559

11. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. Effective June 29, 2007, the Fund has adopted FIN 48. The adoption of FIN 48 has not resulted in a material impact on the Fund's net assets, results of operations and financial statement disclosures. The Fund files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Fund's tax returns remain open for examination for the years ended December 31, 2004 through December 31, 2007.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

19

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
Lord Abbett Series Fund, Inc. – Large-Cap Core Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Lord Abbett Series Fund, Inc. – Large-Cap Core Portfolio (the "Fund"), as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Series Fund, Inc. – Large-Cap Core Portfolio as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 14, 2008

20

Basic Information About Management

The Board of Directors (the "Board") is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Company's investment adviser.

Interested Directors

The following Directors are Partners of Lord Abbett and are "interested persons" of the Company as defined in the Act. Mr. Dow and Ms. Foster are officers, directors, or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 51 portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1995; and Chairman since 1996	Senior Partner since 2007 and Chief Executive Officer of Lord Abbett since 1996; formerly Managing Partner of Lord Abbett (1996 - 2007).	N/A

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director since 2006	Managing Partner since 2007; formerly Director of Marketing and Client Service of Lord Abbett (1990 - 2007).	N/A

Independent Directors

The following independent or outside Directors ("Independent Directors") are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 51 portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994	Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000); Acting Chief Executive Officer of Courtroom Television Network (1997 - 1998); President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 - 1997).	Currently serves as director of Crane Co. and Huttig Building Products Inc.

21

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
William H.T. Bush Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Director since 1998	Co-founder and Chairman of the Board of the financial advisory firm of Bush-O'Donnell & Company (since 1986).	Currently serves as director of WellPoint, Inc. (since 2002).

Robert B. Calhoun, Jr. c/o Legal Dept. Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Managing Director of Monitor Clipper Partners (since 1997) and President of Clipper Asset Management Corp. (since 1991), both private equity investment funds.	Currently serves as director of Avondale, Inc. and Interstate Bakeries Corp.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Owner and CEO of The Hill Company, a business consulting firm (since 1998); Founder, President and Owner of the Hiram-Hill and Hillsdale Development Company, a residential real estate development firm (1998 - 2000).	Currently serves as director of WellPoint, Inc. since 1994 and Lend Lease Corporation Limited since 2005.

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Advisor of One Equity Partners, a private equity firm (since 2004); Chief Executive Officer of Houlihan Lokey Howard & Zukin, an investment bank (2002 - 2003); Chairman of Warburg Dillon Read, an investment bank (1999 - 2001); Global Head of Corporate Finance of SBC Warburg Dillon Read (1997 - 1999); Chief Executive Officer of Dillon, Read & Co. (1994 - 1997).	Currently serves as director of Molson Coors Brewing Company.

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1989	Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996); President of Spencer Stuart (1979 - 1996).	Currently serves as director of Ace, Ltd. (since 1997) and Hewitt Associates, Inc.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	CEO of Tullis-Dickerson and Co. Inc, a venture capital management firm (since 1990).	Currently serves as director of Crane Co. (since 1998).

22

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1995	Senior Partner since 2007 and Chief Executive Officer of Lord Abbett since 1996; formerly Managing Partner of Lord Abbett (1996 - 2007).

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner since 2007; formerly Director of Marketing and Client Service of Lord Abbett (1990 - 2007).

Sholom Dinsky* (1944)	Executive Vice President	Elected in 2003	Partner and Investment Manager, joined Lord Abbett in 2000.

Robert P. Fetch (1953)	Executive Vice President	Elected in 2003	Partner and Senior Investment Manager, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director of Large Cap Core Equity, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2007	Partner and Chief Investment Officer; formerly Director of Taxable Fixed Income Management, joined Lord Abbett in 1997.

Howard E. Hansen (1961)	Executive Vice President	Elected in 1999	Partner and Investment Manager, joined Lord Abbett in 1995.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Investment Manager, joined Lord Abbett in 2003; formerly Director and Portfolio Manager at Warburg Pincus Asset Management and Credit Suisse Asset Management (2002 - 2003); prior thereto Associate Portfolio Manager of Credit Suisse Asset Management.

* Effective March 31, 2008, Mr. Dinsky will retire from Lord Abbett.

23

Basic Information About Management (continued)

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
Frederick Ruvkun (1957)	Executive Vice President	Elected in 2006	Investment Manager, joined Lord Abbett in 2006; formerly served as Managing Director and Leader of the Small Cap Growth Team and a Portfolio Manager of SMID Growth Assets at J & W Seligman & Company.

Eli M. Salzmann (1964)	Executive Vice President	Elected in 1999	Partner and Director of Large Cap Value Equity Management, joined Lord Abbett in 1997.

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director of High Yield & Convertible Management, joined Lord Abbett in 1987.

Edward K. von der Linde (1960)	Executive Vice President	Elected in 1999	Partner and Investment Manager, joined Lord Abbett in 1988.

Eileen K. Banko (1967)	Vice President	Elected in 1999	Equity Analyst, joined Lord Abbett in 1990.

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

David G. Builder (1954)	Vice President	Elected in 1999	Equity Analyst, joined Lord Abbett in 1998.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004; Managing Director and Associate General Counsel at New York Life Investment Management LLC (2002 - 2003); attorney at Dechert LLP (2000 - 2002).

Michael S. Goldstein (1968)	Vice President	Elected in 1999	Partner and Investment Manager, joined Lord Abbett in 1997.

Gerard S. E. Heffernan, Jr. (1963)	Executive Vice President	Elected in 2003	Partner and Investment Manager, joined Lord Abbett in 1998.

Ellen G. Itskovitz (1957)	Vice President	Elected in 2001	Partner and Senior Research Analyst, joined Lord Abbett in 1998.

24

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Maren Lindstrom (1962)	Vice President	Elected in 2001	Partner and Investment Manager, joined Lord Abbett in 2000.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director of Equity Trading, joined Lord Abbett in 1983.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Senior Deputy General Counsel; joined Lord Abbett in 2007; formerly, Executive Vice President and General Counsel at Cohen & Steers Capital Management, Inc.

Paul J. Volovich (1973)	Vice President	Elected in 2005	Investment Manager, joined Lord Abbett in 1997.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Director of Fund Administration, joined Lord Abbett in 2003; formerly Vice President, Lazard Asset Management LLC.

Please call 888-522-2388 for a copy of the Statement of Additional Information (SAI), which contains further information about the Company's Directors. It is available free upon request.

25

Approval of Advisory Contract

At meetings held on December 12 and 13, 2007, the Board, including all of the Directors who are not interested persons of the Fund or Lord Abbett, considered whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. The Board also took into account its familiarity with Lord Abbett gained through its previous meetings and discussions, and the examination of the portfolio management team conducted by members of the Contracts Committee during the year.

The materials received by the Board included, but were not limited to, (1) information provided by Lipper Analytical Services, Inc. regarding the investment performance of the Fund compared to the investment performance of one or more groups of funds with substantially similar investment objectives (the "performance universe") and to the investment performance of an appropriate securities index (if such an index existed), for various time periods each ended September 30, 2007, (2) information on the effective management fee rates and expense ratios for one or more groups of funds with similar objectives and of similar size (the "peer expense group"), (3) sales and redemption information for the Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of the Fund, and (7) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett's commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance and Compliance. The Board reviewed the Fund's investment performance in relation to that of the performance universe, both in terms of total return and in terms of other statistical measures. The Board observed that the Fund had commenced investment operations on April 29, 2005 and accordingly it was not possible to draw definite conclusions about the Fund's investment performance. The Board observed that the investment performance of the Fund was in the first quintile of its performance universe for the nine-month period and in the second quintile for the one-year period and the period since inception. The Board also observed that the Fund's investment performance was above that of the Lipper VUF Large-Cap Core Index for each of those periods. The Board also noted that the Fund's investment objective, strategy, and investment team were identical to those of the Lord Abbett Large-Cap Core Fund and that the investment performance of the Class A shares of the Large-Cap Core Fund was in the third quintile of its performance universe for the three-year period and in the first quintile for the five-year and ten-year periods. The Board also observed that the Large-Cap Core

26

Fund's investment performance was above that of the Lipper Large-Cap Core Index for the three-year, five-year, and ten-year periods.

Lord Abbett's Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover rates of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett's supervision of third party service providers, including the Fund's transfer agent and custodian.

Expenses. The Board considered the expense levels of the Fund and the expense levels of the peer expense group. It also considered the amount and nature of the fees paid by shareholders. The Board noted that it and Lord Abbett had agreed to an expense reimbursement agreement for the Fund that limited all expenses other than management fees to 0.40% and that Lord Abbett proposed to enter into a new expense reimbursement agreement with the same terms. The Board also observed that Lord Abbett had made additional voluntary reimbursements that had reduced the total expense ratio to 1.10%. The Board observed that the contractual management and administrative services fees were approximately one basis point below the median of the peer group and the actual management and administrative services fees were approximately twenty basis points above the median of the peer group. The Board also observed that at September 30, 2007 the total expense ratio of the Fund was approximately five basis points above the median of the peer group.

Profitability. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board recognized that Lord Abbett's profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board noted that Lord Abbett's profitability had increased in recent years, in part due to an increase in assets under management, but concluded that Lord Abbett's profitability overall and as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing advisory fee schedule, with its breakpoints in the level of the advisory fee, adequately addressed any economies of scale in managing the Fund.

27

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that Lord Abbett Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees from the Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. The Board observed that, in addition, Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectuses of the Funds, has entered into revenue sharing arrangements with certain entities that distribute shares of the Funds.

Alternative Arrangements. The Board considered whether, instead of approving the continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

28

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund's Prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Record

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund's portfolio securities, and information on how Lord Abbett voted each Fund's proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett's website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

Tax Information

For corporate shareholders, all of the ordinary income distributions paid by the Fund during the fiscal year ended December 31, 2007 qualified for the dividends received deduction.

Additionally, of the distributions paid to shareholders during the fiscal year ended December 31, 2007, $541,910 represents long-term capital gains.

29

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LASFLCC-2-1207

(2/08)

Lord Abbett Series Fund, Inc.

Large-Cap Core Portfolio

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by

LORD ABBETT DISTRIBUTOR LLC.

2007

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—Mid Cap Value Portfolio

For the fiscal year ended December 31, 2007

Lord Abbett Series Fund — Mid Cap Value Portfolio

Annual Report

For the fiscal year ended December 31, 2007

Dear Shareholders: We are pleased to provide you with this overview of the Lord Abbett Series Fund – Mid Cap Value Portfolio's performance for the year ended December 31, 2007. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries by the Fund's portfolio managers.

General information about Lord Abbett mutual funds, as well as in-depth discussion of market trends and investment strategies, is also provided in Lord Abbett Insights, a newsletter accompanying your quarterly account statements. We also encourage you to call Lord Abbett at 888-522-2388 and speak to one of our professionals if you would like more information.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow
Chairman

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Q: What were the overall market conditions during the year ended December 31, 2007?

A: Despite a notable rise in volatility during the year, which included three significant corrections, the equity market, as measured by the S&P 500® Index,1 gained a total return of 5.49% in 2007. Supporting the market on the upside was the fact that, relative to other securities, namely Treasury bonds, equities were substantially undervalued. Demand was supported by ample liquidity in the financial system (M2 – a broad measure of the supply of money, including currency, checking and savings accounts – expanded at its fastest pace in four years). On the downside, a crisis in the U.S. subprime mortgage market increased the uncertainty in the market. These disparate factors created a seesaw effect in the market.

1

Like the equity market, the economy progressed at an uneven pace during 2007, growing only 0.6% in the first quarter. The pace of economic activity rebounded in the second and third quarters, delivering growth of 3.8% and 4.9%, respectively, only to moderate significantly in the fourth quarter, as banks – burdened by a deterioration in their balance sheets – tightened lending standards while a constant wave of negative news sapped both business and consumer sentiment.

Q: How did the Mid Cap Value Portfolio perform during the year ended December 31, 2007?

A: The Fund returned 0.58%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Russell Midcap® Value Index,2 which returned -1.42% over the same period.

Q: What were the most significant factors affecting performance?

A: The greatest contributors to the Fund's performance relative to its benchmark for the one-year period were the financial services sector (owing to an underweight position), the materials and processing sector (owing to an overweight position), and the producer durables sector.

Among the individual holdings that contributed to performance were materials and processing holdings The Mosaic Co. (the Fund's number-one contributor), a producer of crop nutrients to agricultural communities, and KBR, Inc., a global engineering, construction, and services company; producer durables holding Cummins Inc., a manufacturer of diesel engines; and other energy holdings EOG Resources, Inc., an oil and gas company, and GlobalSantaFe Corp., an oil field service company (which recently merged with offshore drilling company Transocean).

The largest detractors from the Fund's performance were the consumer discretionary sector, the utilities sector, and the integrated oils sector (owing to an underweight position).

Among the individual holdings that detracted from performance were consumer discretionary holdings OfficeMax Inc. (the Fund's number-one detractor), a retailer of office products, R.H. Donnelley Corp., a publisher of various Sprint Yellow Pages directories, and The Interpublic Group of Companies, Inc., an organization of advertising agencies and marketing service companies; and healthcare holdings King Pharmaceuticals, Inc., a manufacturer of prescription pharmaceutical products, and Mylan Laboratories Inc., a developer of generic and branded pharmaceutical products.

The Fund's portfolio is actively managed and, therefore, its holdings and weightings of a particular issuer or sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

2

A prospectus contains important information about a fund, including its investment objectives, risks, charges and ongoing expenses, which an investor should carefully consider before investing. To obtain a prospectus on any Lord Abbett mutual fund, please contact your investment professional or Lord Abbett Distributor LLC at 888-522-2388 or visit our Website at www.lordabbett.com. Read the prospectus carefully before investing.

1  The S&P 500® Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

2  The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks also are members of the Russell 1000® Value index.

Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end by calling Lord Abbett at 888-522-2388 or referring to our Website at www.lordabbett.com.

The views of the Fund's management and the portfolio holdings described in this report are as of December 31, 2007; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund's prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by banks, and are subject to investment risks, including possible loss of principal amount invested.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell Midcap® Value Index and the S&P MidCap 400/Citigroup Value Index, assuming reinvestment of all dividends and distributions. The Fund's shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Return for the Periods Ended December 31, 2007

	1 Year	5 Years	Life of Class
Class VC2	0.58%	13.58%	13.08%

1 Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index is not necessarily representative of the Fund's performance. Performance for each index begins on September 15, 1999.

2 The Class VC shares were first offered on September 15, 1999.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund's services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 through December 31, 2007).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses Paid During the Period 7/1/07 – 12/31/07" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period†
	7/1/07	12/31/07	7/1/07 – 12/31/07
Class VC
Actual	$1,000.00	$903.70	$5.42
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.52	$5.75

†  Expenses are equal to the Fund's annualized expense ratio of 1.13%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2007

Sector*	%**
Auto & Transportation	3.17%
Consumer Discretionary	16.71%
Consumer Staples	7.58%
Financial Services	6.23%
Healthcare	6.63%
Materials & Processing	14.69%
Other Energy	7.21%
Producer Durables	3.56%
Technology	11.60%
Utilities	19.39%
Short-Term Investment	3.23%
Total	100.00%

  *  A sector may comprise several industries.

  **  Represents percent of total investments.

6

Schedule of Investments

December 31, 2007

Investments	Shares	Value (000)
COMMON STOCKS 96.84%
Advertising Agency 4.66%
Interpublic Group of Cos., Inc. (The)*	3,082,158	$24,996
R.H. Donnelley Corp.*	660,018	24,078
Total		49,074
Agriculture, Fishing & Ranching 0.77%
Monsanto Co.	72,302	8,075
Auto Parts: After Market 1.77%
Genuine Parts Co.	401,913	18,609
Auto Parts: Original Equipment 0.36%
ArvinMeritor, Inc.	324,831	3,810
Beverage: Soft Drinks 2.28%
Coca-Cola Enterprises Inc.	923,292	24,033
Building: Materials 0.26%
Owens Cornings*	134,700	2,724
Chemicals 2.95%
Chemtura Corp.	1,483,811	11,574
Eastman Chemical Co.	319,140	19,496
Total		31,070
Commercial Information Services 0.85%
Arbitron Inc.	214,617	8,922
Communications Technology 8.00%
ADC Telecommunications, Inc.*	903,634	14,051
JDS Uniphase Corp.*	2,110,047	28,064
McAfee, Inc.*	756,423	28,366
Tellabs, Inc.*	2,094,500	13,698
Total		84,179

Investments	Shares	Value (000)
Computer Services, Software & Systems 3.61%
Cadence Design Systems, Inc.*	1,223,390	$20,810
Openwave Systems, Inc.	776,564	2,019
Sybase, Inc.*	580,178	15,137
Total		37,966
Consumer Products 1.61%
Snap-on Inc.	350,260	16,897
Containers & Packaging: Paper & Plastic 1.61%
Pactiv Corp.*	636,197	16,942
Diversified Manufacturing 1.73%
Ball Corp.	403,565	18,160
Diversified Production 0.31%
Pentair, Inc.	94,400	3,286
Drug & Grocery Store Chains 2.79%
Kroger Co. (The)	508,197	13,574
Safeway Inc.	459,637	15,724
Total		29,298
Drugs & Pharmaceuticals 4.15%
King Pharmaceuticals, Inc.*	1,858,582	19,032
Mylan Laboratories Inc.	1,747,874	24,575
Total		43,607
Engineering & Contracting Services 0.91%
KBR, Inc.*	247,235	9,593
Fertilizers 2.25%
Mosaic Co. (The)*	250,880	23,668
Foods 2.51%
Dean Foods Co.	436,124	11,278
Smithfield Foods, Inc.*	524,754	15,176
Total		26,454

See Notes to Financial Statements.
7

Schedule of Investments (continued)

December 31, 2007

Investments	Shares	Value (000)
Health & Personal Care 0.86%
HealthSouth Corp.*	429,035	$9,010
Healthcare Management Services 0.75%
Aetna Inc.	136,671	7,890
Household Furnishings 1.15%
Newell Rubbermaid, Inc.	468,636	12,128
Identification Control & Filter Devices 1.26%
Hubbell Inc., Class B	256,073	13,213
Insurance: Life 1.48%
Conseco, Inc.*	1,239,127	15,563
Insurance: Multi-Line 0.63%
Safeco Corp.	119,364	6,646
Insurance: Property-Casualty 4.13%
ACE Ltd. (Bermuda)(a)	207,019	12,790
PartnerRe Ltd. (Bermuda)(a)	238,390	19,674
XL Capital Ltd., Class A (Bermuda)(a)	218,243	10,980
Total		43,444
Machinery: Engines 1.06%
Cummins, Inc.	87,175	11,104
Machinery: Oil Well Equipment & Services 1.99%
Halliburton Co.	552,360	20,940
Medical & Dental Instruments & Supplies 0.88%
Coviden Ltd. (Bermuda)*(a)	209,800	9,292
Metal Fabricating 1.73%
Timken Co. (The)	554,175	18,205
Miscellaneous: Equipment 0.94%
W.W. Grainger, Inc.	112,444	9,841

Investments	Shares	Value (000)
Offshore Drilling 1.59%
Transocean Inc. (Cayman Islands)(a)	117,145	$16,769
Oil: Crude Producers 3.63%
EOG Resources, Inc.	256,816	22,921
Range Resources Corp.	297,839	15,297
Total		38,218
Paints & Coatings 0.27%
Valspar Corp. (The)	127,106	2,865
Paper 2.23%
AbitibiBowater Inc. (Canada)(a)	570,619	11,760
MeadWestvaco Corp.	372,262	11,652
Total		23,412
Publishing: Miscellaneous 3.17%
Idearc Inc.	391,800	6,880
R.R. Donnelley & Sons Co.	701,335	26,468
Total		33,348
Publishing: Newspapers 0.11%
Gannett Co., Inc.	30,200	1,178
Restaurants 0.98%
Brinker International, Inc.	529,744	10,362
Retail 3.12%
Foot Locker, Inc.	636,263	8,691
Macy's, Inc.	373,723	9,668
OfficeMax, Inc.	702,740	14,519
Total		32,878
Services: Commercial 1.06%
Allied Waste Industries, Inc.*	1,011,116	11,143
Tires & Rubber 1.04%
Goodyear Tire & Rubber Co. (The)*	387,400	10,932

See Notes to Financial Statements.
8

Schedule of Investments (concluded)

December 31, 2007

Investments	Shares	Value (000)
Utilities: Electrical 10.09%
Ameren Corp.	480,176	$26,030
CMS Energy Corp.	1,323,907	23,010
NiSource Inc.	1,269,658	23,984
Northeast Utilities System	844,440	26,439
Puget Energy, Inc.	245,602	6,737
Total		106,200
Utilities: Gas Distributors 0.42%
Southwest Gas Corp.	148,708	4,427
Utilities: Telecommunications 8.89%
CenturyTel, Inc.	334,431	13,865
EMBARQ Corp.	557,467	27,611
Qwest Communications International Inc.*	5,025,471	35,229
Windstream Corp.	1,293,082	16,836
Total		93,541
Total Common Stocks (cost $986,299,491)		1,018,916

Investments	Principal Amount (000)	Value (000)
SHORT-TERM INVESTMENT 3.23%
Repurchase Agreement
Repurchase Agreement dated 12/31/2007, 3.38% due 1/2/2008 with State Street Bank & Trust Co. collateralized by $36,000,000 of U.S. Treasury Notes at 8.125% due 8/15/2019; value: $49,411,765; proceeds: $33,972,153 (cost $33,965,775)	$33,966	$33,966
Total Investments in Securities 100.07% (cost $1,020,265,266)		1,052,882
Liabilities in Excess of Other Assets (0.07%)		(724)
Net Assets 100.00%		$1,052,158

*  Non-income producing security.

(a)  Foreign security traded in U.S. dollars.

Industry classifications have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.
9

Statement of Assets and Liabilities

December 31, 2007

ASSETS:
Investment in securities, at value (cost $1,020,265,266)	$1,052,881,783
Cash	86,047
Receivables:
Interest and dividends	976,961
Capital shares sold	855,486
Prepaid expenses	12,855
Total assets	1,054,813,132
LIABILITIES:
Payables:
Capital shares reacquired	1,169,119
Management fee	642,222
Directors' fees	93,080
Investment securities purchased	86,046
Fund administration	34,464
Accrued expenses and other liabilities	629,958
Total liabilities	2,654,889
NET ASSETS	$1,052,158,243
COMPOSITION OF NET ASSETS:
Paid-in capital	$989,530,768
Distributions in excess of net investment income	(93,080)
Accumulated net realized gain on investments	30,104,038
Net unrealized appreciation on investments	32,616,517
Net Assets	$1,052,158,243
Outstanding shares (200 million shares of common stock authorized, $.001 par value)	55,680,757
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$18.90

See Notes to Financial Statements.
10

Statement of Operations

For the Year Ended December 31, 2007

Investment income:
Dividends (net of foreign withholding taxes of $2,680)	$16,068,149
Interest	1,823,330
Total investment income	17,891,479
Expenses:
Management fee	8,772,418
Shareholder servicing	3,645,932
Fund administration	472,723
Reports to shareholders	169,885
Professional	59,023
Directors' fees	44,378
Custody	44,048
Registration	208
Other	16,947
Gross expenses	13,225,562
Expense reductions (See Note 8)	(37,802)
Net expenses	13,187,760
Net investment income	4,703,719
Net realized and unrealized gain (loss):
Net realized gain on investments	153,686,081
Net realized gain on redemption in-kind (See Note 6)	35,698,917
Net change in unrealized appreciation on investments	(171,806,308)
Net realized and unrealized gain	17,578,690
Net Increase in Net Assets Resulting From Operations	$22,282,409

See Notes to Financial Statements.
11

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
Operations:
Net investment income	$4,703,719	$5,878,165
Net realized gain on investments	153,686,081	81,568,233
Net realized gain on redemption in-kind	35,698,917	12,617,363
Net change in unrealized appreciation on investments	(171,806,308)	41,705,993
Net increase in net assets resulting from operations	22,282,409	141,769,754
Distributions to shareholders from:
Net investment income	(4,795,927)	(5,929,511)
Net realized gain	(140,987,785)	(92,388,962)
Total distributions to shareholders	(145,783,712)	(98,318,473)
Capital share transactions (See Note 11):
Proceeds from sales of shares	120,931,307	160,342,121
Reinvestment of distributions	145,783,712	98,318,473
Cost of shares reacquired	(172,567,019)	(198,157,526)
Cost of redemption in-kind (See Note 6)	(144,846,081)	(74,616,320)
Net decrease in net assets resulting from capital share transactions	(50,698,081)	(14,113,252)
Net increase (decrease) in net assets	(174,199,384)	29,338,029
NET ASSETS:
Beginning of year	$1,226,357,627	$1,197,019,598
End of year	$1,052,158,243	$1,226,357,627
Distributions in excess of net investment income	$(93,080)	$(24,434)

See Notes to Financial Statements.
12

Financial Highlights

	Year Ended 12/31
	2007		2006		2005	2004		2003
Per Share Operating Performance
Net asset value, beginning of year	$21.78		$21.09		$20.79	$17.04		$13.86
Investment operations:
Net investment income(a)	.09		.10		.11	.09		.11
Net increase from payment by an affiliate on the disposal of investments in violation of investment restriction	–		–		–	–	(c)	–
Net realized and unrealized gain	.07		2.47		1.60	4.01		3.32
Total from investment operations	.16		2.57		1.71	4.10		3.43
Distributions to shareholders from:
Net investment income	(.10)		(.11)		(.10)	(.06)		(.08)
Net realized gain	(2.94)		(1.77)		(1.31)	(.29)		(.17)
Total distributions	(3.04)		(1.88)		(1.41)	(.35)		(.25)
Net asset value, end of year	$18.90		$21.78		$21.09	$20.79		$17.04
Total Return(b)	.58%		12.23%		8.22%	24.04	%(d)	24.75%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.12%		1.12%		1.13%	1.17%		1.08%
Expenses, excluding expense reductions	1.12%		1.12%		1.13%	1.17%		1.08%
Net investment income	.40%		.48%		.51%	.46%		.75%
Supplemental Data:
Net assets, end of year (000)	$1,052,158		$1,226,358		$1,197,020	$834,428		$371,607
Portfolio turnover rate	35.39	%(e)	27.96	%(e)	24.67%	17.61%		15.38%

(a) Calculated using average shares outstanding during the year.

(b) Total return assumes the reinvestment of all distributions.

(c) Amount is less than $.01.

(d) The effect of payment from an affiliate for violation of investment restriction on total return is less than .01%.

(e) Includes portfolio securities delivered as a result of redemption in-kind transactions.

See Notes to Financial Statements.
13

Notes to Financial Statements

1. ORGANIZATION

Lord Abbett Series Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company, incorporated under Maryland law in 1989. The Company consists of eight separate portfolios. This report covers the Mid-Cap Value Portfolio (the "Fund"). The Fund is diversified as defined under the Act.

The investment objective of the Fund is capital appreciation. The Fund offers Variable Contract class shares ("Class VC Shares") which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts issued by life insurance and insurance-related companies.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. SIGNIFICANT ACCOUNTING POLICIES

(a)  Investment Valuation–Securities traded on any recognized U.S. or non-U.S. exchange or on NASDAQ, Inc. are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b)  Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)  Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

(d)  Federal Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

(e)  Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis.

14

Notes to Financial Statements (continued)

(f)  Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fees

The Company has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investment portfolio.

The management fee is based on the Fund's average daily net assets at the following annual rates:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

For the fiscal year ended December 31, 2007, the effective management fee paid to Lord Abbett was at a rate of .74% of the Fund's average daily net assets.

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the Fund's average daily net asset value ("NAV") of the Class VC Shares held in the insurance company's separate account to service and maintain the Variable Contract owners' accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the year ended December 31, 2007, the Fund incurred expenses of $3,570,682 for such services arrangements, which have been included in Shareholder Servicing Expense on the Statement of Operations.

Two Director and certain of the Company's officers have an interest in Lord Abbett.

4. DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders

15

Notes to Financial Statements (continued)

are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2007 and 2006 are as follows:

	12/31/2007	12/31/2006
Distributions paid from:
Ordinary income	$13,902,908	$13,504,084
Net long-term capital gains	131,880,804	84,814,389
Total distributions paid	$145,783,712	$98,318,473

As of December 31, 2007, the components of accumulated earnings on a tax-basis are as follows:

Undistributed ordinary income - net	$1,507,857
Undistributed long-term capital gains	30,790,759
Total undistributed earnings	$32,298,616
Temporary differences	(93,080)
Unrealized gains - net	30,421,939
Total accumulated earnings - net	$62,627,475

As of December 31, 2007, the aggregate unrealized security gains and losses based on cost for U.S. Federal income tax purposes are as follows:

Tax cost	$1,022,459,844
Gross unrealized gain	147,332,940
Gross unrealized loss	(116,911,001)
Net unrealized security gain	$30,421,939

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales.

Permanent items identified during the fiscal year ended December 31, 2007 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$23,562	$(35,722,479)	$35,698,917

The permanent difference is primarily attributable to the tax treatment of redemptions in-kind.

16

Notes to Financial Statements (continued)

5. PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments and including redemptions in-kind) for the fiscal year ended December 31, 2007 are as follows:

Purchases	Sales
$402,158,623	$600,296,552

There were no purchases or sales of U.S. Government securities during the fiscal year ended December 31, 2007.

6. REDEMPTIONS IN-KIND

In certain circumstances, the Fund may distribute portfolio securities rather than cash as payments for a redemption of fund shares ("redemptions in-kind"). For financial reporting purposes, the Fund recognizes a gain on redemptions in-kind to the extent the value of the distributed securities exceeds their cost; the Fund recognizes a loss if cost exceeds value. During the fiscal year ended December 31, 2007, shareholders of the Fund redeemed Fund shares in exchange for Fund portfolio securities, causing the Fund to realize a net gain of $35,698,917.

7. DIRECTORS' REMUNERATION

The Company's officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity- based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, Directors' fees. The deferred amounts are treated as though equivalent dollar amounts have been invested proportionately in the funds. Such amounts and earnings accrued thereon are included in Directors' fees on the Statement of Operations and in Directors' fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. Federal income tax purposes until such amounts are paid.

8. EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

9. CUSTODIAN AND ACCOUNTING AGENT

State Street Bank & Trust Company ("SSB") is the Fund's custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund's NAV.

10. INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value and mid-sized company stocks. The value of an investment will fluctuate in response to movements in the stock market in general, and to the

17

Notes to Financial Statements (concluded)

changing prospects of individual companies in which the Fund invests. The market may fail to recognize for a long time the intrinsic value of particular value stocks the Fund may hold. The mid-sized company stocks in which the Fund invests may be less able to weather economic shifts or other adverse developments than those of larger, more established companies. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

These factors can affect the Fund's performance.

11. SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock are as follows:

	Year Ended December 31, 2007	Year Ended December 31, 2006
Shares sold	5,284,750	7,407,660
Reinvestment of distributions	7,636,653	4,516,237
Shares reacquired	(7,534,043)	(9,081,301)
Redemptions in-kind	(6,002,739)	(3,300,147)
Decrease	(615,379)	(457,551)

12. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. Effective June 29, 2007, the Fund has adopted FIN 48. The adoption of FIN 48 has not resulted in a material impact on the Fund's net assets, results of operations and financial statement disclosures. The Fund files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Fund's tax returns remain open for examination for the years ended December 31, 2004 through December 31, 2007.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

18

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
Lord Abbett Series Fund, Inc. — Mid-Cap Value Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Lord Abbett Series Fund, Inc. – Mid-Cap Value Portfolio (the "Fund") as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Series Fund, Inc. – Mid-Cap Value Portfolio as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 14, 2008

19

Basic Information About Management

The Board of Directors (the "Board") is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Company's investment adviser.

Interested Directors

The following Directors are Partners of Lord Abbett and are "interested persons" of the Company as defined in the Act. Mr. Dow and Ms. Foster are officers, directors, or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 51 portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1995; and Chairman since 1996	Senior Partner since 2007 and Chief Executive Officer of Lord Abbett since 1996; formerly Managing Partner of Lord Abbett (1996 - 2007).	N/A

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director since 2006	Managing Partner since 2007; formerly Director of Marketing and Client Service of Lord Abbett (1990 - 2007).	N/A

Independent Directors

The following independent or outside Directors ("Independent Directors") are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 51 portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994	Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000); Acting Chief Executive Officer of Courtroom Television Network (1997 - 1998); President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 - 1997).	Currently serves as director of Crane Co. and Huttig Building Products Inc.

20

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
William H.T. Bush Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Director since 1998	Co-founder and Chairman of the Board of the financial advisory firm of Bush-O'Donnell & Company (since 1986).	Currently serves as director of WellPoint, Inc. (since 2002).

Robert B. Calhoun, Jr. c/o Legal Dept. Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Managing Director of Monitor Clipper Partners (since 1997) and President of Clipper Asset Management Corp. (since 1991), both private equity investment funds.	Currently serves as director of Avondale, Inc. and Interstate Bakeries Corp.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Owner and CEO of The Hill Company, a business consulting firm (since 1998); Founder, President and Owner of the Hiram-Hill and Hillsdale Development Company, a residential real estate development firm (1998 - 2000).	Currently serves as director of WellPoint, Inc. since 1994 and Lend Lease Corporation Limited since 2005.

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Advisor of One Equity Partners, a private equity firm (since 2004); Chief Executive Officer of Houlihan Lokey Howard & Zukin, an investment bank (2002 - 2003); Chairman of Warburg Dillon Read, an investment bank (1999 - 2001); Global Head of Corporate Finance of SBC Warburg Dillon Read (1997 - 1999); Chief Executive Officer of Dillon, Read & Co. (1994 - 1997).	Currently serves as director of Molson Coors Brewing Company.

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1989	Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996); President of Spencer Stuart (1979 - 1996).	Currently serves as director of Ace, Ltd. (since 1997) and Hewitt Associates, Inc.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	CEO of Tullis-Dickerson and Co. Inc, a venture capital management firm (since 1990).	Currently serves as director of Crane Co. (since 1998).

21

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1995	Senior Partner since 2007 and Chief Executive Officer of Lord Abbett since 1996; formerly Managing Partner of Lord Abbett (1996 - 2007).

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner since 2007; formerly Director of Marketing and Client Service of Lord Abbett (1990 - 2007).

Sholom Dinsky* (1944)	Executive Vice President	Elected in 2003	Partner and Investment Manager, joined Lord Abbett in 2000.

Robert P. Fetch (1953)	Executive Vice President	Elected in 2003	Partner and Senior Investment Manager, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director of Large Cap Core Equity, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2007	Partner and Chief Investment Officer; formerly Director of Taxable Fixed Income Management, joined Lord Abbett in 1997.

Howard E. Hansen (1961)	Executive Vice President	Elected in 1999	Partner and Investment Manager, joined Lord Abbett in 1995.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Investment Manager, joined Lord Abbett in 2003; formerly Director and Portfolio Manager at Warburg Pincus Asset Management and Credit Suisse Asset Management (2002 - 2003); prior thereto Associate Portfolio Manager of Credit Suisse Asset Management.

* Effective March 31, 2008, Mr. Dinsky will retire from Lord Abbett.

22

Basic Information About Management (continued)

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
Frederick Ruvkun (1957)	Executive Vice President	Elected in 2006	Investment Manager, joined Lord Abbett in 2006; formerly served as Managing Director and Leader of the Small Cap Growth Team and a Portfolio Manager of SMID Growth Assets at J & W Seligman & Company.

Eli M. Salzmann (1964)	Executive Vice President	Elected in 1999	Partner and Director of Large Cap Value Equity Management, joined Lord Abbett in 1997.

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director of High Yield & Convertible Management, joined Lord Abbett in 1987.

Edward K. von der Linde (1960)	Executive Vice President	Elected in 1999	Partner and Investment Manager, joined Lord Abbett in 1988.

Eileen K. Banko (1967)	Vice President	Elected in 1999	Equity Analyst, joined Lord Abbett in 1990.

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

David G. Builder (1954)	Vice President	Elected in 1999	Equity Analyst, joined Lord Abbett in 1998.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004; Managing Director and Associate General Counsel at New York Life Investment Management LLC (2002 - 2003); attorney at Dechert LLP (2000 - 2002).

Michael S. Goldstein (1968)	Vice President	Elected in 1999	Partner and Investment Manager, joined Lord Abbett in 1997.

Gerard S. E. Heffernan, Jr. (1963)	Executive Vice President	Elected in 2003	Partner and Investment Manager, joined Lord Abbett in 1998.

Ellen G. Itskovitz (1957)	Vice President	Elected in 2001	Partner and Senior Research Analyst, joined Lord Abbett in 1998.

23

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Maren Lindstrom (1962)	Vice President	Elected in 2001	Partner and Investment Manager, joined Lord Abbett in 2000.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director of Equity Trading, joined Lord Abbett in 1983.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Senior Deputy General Counsel; joined Lord Abbett in 2007; formerly, Executive Vice President and General Counsel at Cohen & Steers Capital Management, Inc.

Paul J. Volovich (1973)	Vice President	Elected in 2005	Investment Manager, joined Lord Abbett in 1997.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Director of Fund Administration, joined Lord Abbett in 2003; formerly Vice President, Lazard Asset Management LLC.

Please call 888-522-2388 for a copy of the Statement of Additional Information (SAI), which contains further information about the Company's Directors. It is available free upon request.

24

Approval of Advisory Contract

At meetings held on December 12 and 13, 2007, the Board, including all of the Directors who are not interested persons of the Fund or Lord Abbett, considered whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. The Board also took into account its familiarity with Lord Abbett gained through its previous meetings and discussions, and the examination of the portfolio management team conducted by members of the Contracts Committee during the year.

The materials received by the Board included, but were not limited to, (1) information provided by Lipper Analytical Services, Inc. regarding the investment performance of the Fund compared to the investment performance of one or more groups of funds with substantially similar investment objectives (the "performance universe") and to the investment performance of an appropriate securities index (if such an index existed), for various time periods each ended September 30, 2007, (2) information on the effective management fee rates and expense ratios for one or more groups of funds with similar objectives and of similar size (the "peer expense group"), (3) sales and redemption information for the Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of the Fund, and (7) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett's commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance and Compliance. The Board reviewed the Fund's investment performance in relation to that of the performance universe, both in terms of total return and in terms of other statistical measures. The Board observed that the Fund's investment performance was in the third quintile of its performance universe for the nine-month and one-year periods, in the fourth quintile for the three-year period, and in the fifth quintile for the five-year period. The Board also observed that the Fund's investment performance was below that of the Lipper VUF Mid-Cap Value Index for each of those periods. The Board also noted that the Fund's investment objective, strategy, and investment team were identical to those of the Lord Abbett Mid-Cap Value Fund and that the Mid-Cap Value Fund was in the first quintile of its performance universe and above the relevant Lipper index for the ten-year period.

25

Lord Abbett's Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover rates of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett's supervision of third party service providers, including the Fund's transfer agent and custodian.

Expenses. The Board considered the expense levels of the Fund and the expense levels of the peer expense group. It also considered the amount and nature of the fees paid by shareholders. The Board observed that the contractual and actual management and administrative services fees were approximately the same as the median of the peer group. The Board also observed that at September 30, 2007 the total expense ratio of the Fund was approximately eight basis points above the median of the peer group.

Profitability. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board recognized that Lord Abbett's profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board noted that Lord Abbett's profitability had increased in recent years, in part due to an increase in assets under management, but concluded that Lord Abbett's profitability overall and as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing advisory fee schedule, with its breakpoints in the level of the advisory fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that Lord Abbett Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion

26

of the 12b-1 fees from the Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. The Board observed that, in addition, Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectuses of the Funds, has entered into revenue sharing arrangements with certain entities that distribute shares of the Funds.

Alternative Arrangements. The Board considered whether, instead of approving the continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

27

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund's Prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Record

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund's portfolio securities, and information on how Lord Abbett voted each Fund's proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett's website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

Tax Information

For corporate shareholders, all of the ordinary income distributions paid by the Fund during the fiscal year ended December 31, 2007 qualified for the dividends received deduction.

Additionally, of the distributions paid to shareholders during the fiscal year ended December 31, 2007, $131,880,804 represents long-term capital gains.

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LASFMCV-2-1207

(02/08)

Lord Abbett Series Fund, Inc.

Mid-Cap Value Portfolio

This report, when not used for the general information
of shareholders of the Fund, is to be distributed only if
preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by

LORD ABBETT DISTRIBUTOR LLC.

Item 2:               Code of Ethics.

(a)       In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”).  The Code of Ethics was in effect during the fiscal year ended December 31, 2007 (the “Period”).

(b)       Not applicable.

(c)       The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)       The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)       Not applicable.

(f)        See Item 12(a)(1) concerning the filing of the Code of Ethics. The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request. To obtain a copy, please call Lord Abbett at 888-522-2388.

Item 3:               Audit Committee Financial Expert.

The Registrant’s board of Directors has determined that each of the following independent Directors who are members of the audit committee are audit committee financial experts: E. Thayer Bigelow, Robert B. Calhoun, Franklin W. Hobbs and James L.L. Tullis. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:               Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended December 31, 2007 and 2006 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2007	2006
Audit Fees (a)	$271,500	$257,000
Audit-Related Fees (b)	-0-	336
Total audit and audit-related fees	271,500	257,336

Tax Fees (c)	45,718	44,311
All Other Fees	-0-	-0-

Total Fees	$317,218	$301,647

(a) Consists of fees for audits of the Registrant’s annual financial statements.

(b) Consists of the Registrant’s proportionate share of fees for performing certain agreed-upon procedures regarding compliance with the provisions of Rule 17a-7 of the Investment Company Act of 1940 and related Board approved procedures.

(c) Fees for the fiscal year ended December 31, 2007 and 2006 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures.  Such policies and procedures generally provide that the Audit Committee must pre-approve:

•      any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and

•      any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually.  The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended December 31, 2007 and 2006 were:

	Fiscal year ended:
	2007	2006
All Other Fees (a)	$137,700	$100,000

(a) Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SAS 70 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett (i.e., Lord Abbett Distributor LLC, the Registrant’s principal underwriter) for the fiscal years ended December 31, 2007 and 2006 were:

	Fiscal year ended:
	2007	2006
All Other Fees	$-0-	$-0-

(h)  The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:               Audit Committee of Listed Registrants.

Not applicable.

Item 6:               Schedule of Investments.

Not applicable.

Item 7:               Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:               Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:               Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:             Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:             Controls and Procedures.

(a)       Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:             Exhibits.

(a)(1)       Amendments to Code of Ethics – Not applicable.

(a)(2)      Certification of each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as a part of EX-99.CERT

(a)(3)      Not applicable.

(b)           Certification of each principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as a part of EX-99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT SERIES FUND, INC.

/s/ Robert S. Dow
Robert S. Dow
Chief Executive Officer and Chairman

/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: February 14, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

LORD ABBETT SERIES FUND, INC.

/s/ Robert S. Dow
Robert S. Dow
Chief Executive Officer and Chairman

/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: February 14, 2008